Registration Nos. 333 ‑ 103492
811 – 21313

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT
UNDER

	THE SECURITIES ACT OF 1933	☒
☐	Pre‑Effective Amendment No.
☒	Post-Effective Amendment No. 23
REGISTRATION STATEMENT UNDER
	THE INVESTMENT COMPANY ACT OF 1940	☒
☒	Amendment No. 23

AMERICAN FIDELITY SEPARATE ACCOUNT C
(Exact Name of Registrant)
AMERICAN FIDELITY ASSURANCE COMPANY
(Name of Depositor)

9000 CAMERON PARKWAY, OKLAHOMA CITY, OKLAHOMA	73114
(Address of Depositor’s Principal Executive Offices)	(Zip Code)

Depositor’s Telephone Number, Including Area Code	405.523.2000

Christopher T. Kenney	Jennifer Wheeler
Senior Vice President and General Counsel	Vice President and Senior Counsel
American Fidelity Assurance Company	American Fidelity Assurance Company
9000 Cameron Parkway	9000 Cameron Parkway
Oklahoma City, Oklahoma 73114	Oklahoma City, Oklahoma 73114
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:	As soon as practicable after effectiveness of the Registration Statement

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☒	on May 1, 2023 pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☐	on May 1, 2023 pursuant to paragraph (a)(1) of Rule 485
If appropriate, check the following box:

☐	This post‑effective amendment designates a new effective date for a previously filed post‑effective amendment.

Title of Securities Being Registered:	Group variable annuity contracts

AFMaxx® 457(b) Group Variable Annuity from

May 1, 2023

AFMaxx® 457(b) Group Variable Annuity
issued by
American Fidelity Separate Account C
and
American Fidelity Assurance Company
PROSPECTUS
May 1, 2023
American Fidelity Separate Account C (“Separate Account C” or the “Registrant”) is offering group annuity contracts to state and local governmental employers for use in Eligible Deferred Compensation Plans as defined in Section 457(b) of the Internal Revenue Code, as amended. This prospectus describes all of the material features of the policy, which is issued by American Fidelity Assurance Company, in the form of group contracts between American Fidelity Assurance Company and the state or local government employer.
The AFMaxx® 457(b) Group Variable Annuity is a group deferred, flexible payment annuity policy. You have 11 investment options in the annuity – the Guaranteed Interest Account, which is a fixed investment option, and 10 variable investment options, each of which corresponds with one of the following eligible portfolios:

American Funds Insurance Series® Washington Mutual Investors Fund SM International Fund BNY Mellon Stock Index Fund, Inc. BNY Mellon Variable Investment Fund Opportunistic Small Cap Portfolio
BNY Mellon Sustainable U.S. Equity Portfolio, Inc.
Vanguard® Variable Insurance Fund*
Balanced Portfolio
Capital Growth Portfolio
Mid‑Cap Index Portfolio
Total Bond Market Index Portfolio
Total Stock Market Index Portfolio

This prospectus contains important information about the AFMaxx® 457(b) Group Variable Annuity and Separate Account C that prospective investors should know before investing. Please keep this prospectus for future reference.
If you are a new investor in the policy, you may cancel your AFMaxx® 457(b) Group Variable Annuity within 30 days of receiving it without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the amount you paid with your application or your total policy value, whichever is greater. You should review the prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the shareholder reports for the portfolio companies available under your contract may no longer be sent by mail, unless you specifically request paper copies of the reports from us. Instead, the reports may be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you need not take any action. You may elect to receive shareholder reports and other communications from the Registrant electronically by sending an email request to va.help@americanfidelity.com. You may elect to receive all future reports in paper free of charge. You can inform us that you wish to continue receiving paper copies of your shareholder reports by contacting us, as set forth above. Your election to receive reports in paper will apply to all portfolio companies available under your contract.
The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense. This prospectus may only be used to offer the contract where the contract may be lawfully sold. The contract and certain features described in the contract may only be available in certain states. Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.

*	Vanguard is a trademark of The Vanguard Group, Inc.

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GLOSSARY OF TERMS
Some of the terms used in this prospectus are technical. To help you understand these terms, we have defined them below.
Account value: The value of your participant account during the accumulation phase.
Accumulation phase: The period of time beginning when a participant elects to participate in the plan (the participant effective date) and ending when a participant begins receiving annuity payments (the date the participant account is closed). Until a participant begins receiving annuity payments, the participant’s annuity is in the accumulation phase.
Accumulation unit: The unit of measurement used to keep track of the value of a participant’s interest in a sub‑account during the accumulation phase.
Annuitant: The person on whose life annuity payments are based.
Annuity: A series of installment payments either for a fixed period or for the life of the annuitant, or for the joint lifetime of the annuitant and another person.
Annuity date: The date annuity payments begin.
Annuity options: The pay‑out methods available to select during the annuity period.
Annuity payments: Regular income payments received from the policy during the annuity phase.
Annuity phase: The period of time during which annuity payments are made.
Eligible portfolios: The portfolios that serve as the Separate Account’s underlying investment options. Each sub‑account invests its assets into a corresponding portfolio. Each portfolio (sometimes called a fund) has its own investment objective.
General account: Our general account consists of all of our assets other than those assets allocated to all separate accounts.
Guaranteed Interest Account: The fixed investment option within our general account which earns interest.
Investment options: The eligible investment options consist of (1) the Guaranteed Interest Account, which is the fixed investment option, and (2) the sub‑accounts, which are variable investment options. We reserve the right to add, remove, or combine sub‑accounts as eligible investment options.
Participant: A person for whom an interest is maintained under a group variable annuity policy, generally an employee.
Participant account: The account we maintain for you as a participant, reflecting the accumulation units credited to you.
Plan: The 457(b) eligible deferred compensation plan established and maintained by the policyholder as it exists on the date it is issued to the policyholder (the date of issue) and any subsequent amendment(s) to it.
Policy: The AFMaxx® 457(b) Group Variable Annuity.
Policyholder: The owner of the policy, generally a state or local government employer identified on the application and to whom the policy is issued.
Policy year: The annual period that begins on the date of issue and each anniversary of that date. In order to determine a participant’s applicable withdrawal charges, this period begins with the participant effective date.
Portfolio Companies: The companies offering the portfolios in which the sub‑accounts invest.
Purchase payment: Money invested in the plan on behalf of a participant and allocated to a participant’s account.
Separate Account: The separate account is called American Fidelity Separate Account C, which is a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940.

Sub‑Account: An investment option of Separate Account C that invests its assets in shares of a corresponding eligible portfolio.
We, Us, Our: American Fidelity Assurance Company, the insurance company offering the contract or policy.
You, Your: Generally, the participant.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE POLICY

FEES AND EXPENSES				CROSS-REFERENCE(S)
Charges for Early Withdrawals.
If you withdraw money from the Policy within the first 10 policy years, you will be assessed a withdrawal charge. The maximum withdrawal charge will never exceed 8% of the total purchase payments.

For example, if you make an early withdrawal on a $100,000 investment, you could pay a withdrawal charge of up to $8,000.
				Fee Table; Charges-Withdrawal Charge; Surrenders and Withdrawals

Transaction Charges.	Currently, there is no transfer fee for transfers between any of the investment options to which payments have been allocated; however, we reserve the right, at any time and without prior notice, to end, suspend, or change the transfer privilege, in which case we will provide written notice of any such action.			Charges - Transfer Charge

Ongoing Fees and Expenses (annual charges).
The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your policy schedule for information about the specific fees you will pay each year based on the options you have elected.

				Fee Table; Charges
	Annual Fee	Minimum	Maximum
	Base Contract (as a percentage of average account value— only one Contract Class offered)	1.50%	1.50%
	Investment options (Portfolio Company fees and expenses as a percentage of net asset value)	0.13%	0.82%
	Because your policy is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your policy, the following table shows the lowest and highest cost you could pay each year, based on current charges. The estimate assumes that you do not take withdrawals from the policy, which could add surrender charges that substantially increase costs.

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Lowest Annual Cost: $1,468	Highest Annual Cost: $2,021

Assumes:

•  Investment of $100,000

•  5% annual appreciation

•  Least expensive combination of Contract Class and Portfolio Company fees and expenses

•  No sales charges

•  No additional purchase payments, transfers or withdrawals

Assumes:

•  Investment of $100,000

•  5% annual appreciation

•  Most expensive combination of Contract Class and Portfolio Company fees and expenses

•  No sales charges

•  No additional purchase payments, transfers or withdrawals

RISKS		CROSS-REFERENCE(S)
Risk of Loss.	You can lose money by investing in the policy.	Principal Risks of Investing in the Policy

Not a Short-Term Investment.	A policy is not a short-term investment and is not appropriate for an investor who needs ready access to cash. It is designed for individuals seeking long-term investments, generally for retirement or other long-term purposes.	Principal Risks of Investing in the Policy

Risks Associated with Investment Options.	An investment in the policy is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the policy (e.g., Portfolio Companies), that each investment option (including any fixed account investment option) will have its own risks, and you should review these investment options before making an investment decision.	Principal Risks of Investing in the Policy

Insurance Company Risks.	An investment in the policy is subject to the risks related to American Fidelity Assurance Company, including that any obligations (including under the fixed account investment option), guarantees, or benefits are subject to the claims-paying ability of American Fidelity Assurance Company. More information about American Fidelity Assurance Company, including financial strength ratings, is available by sending an email request to va.help@americanfidelity.com.	Principal Risks of Investing in the Policy

RESTRICTIONS		CROSS-REFERENCE(S)
Investments.	Upon receipt of proper instructions, and as the plan permits, we will make transfers between any of the investment options to which payments have been allocated. We reserve the right to limit the number of transfers that may be made. All asset transfers made in any one day count as one transfer. All transfers must be in whole percentages. Currently, there is no transfer fee; however, we reserve the right, at any time and without prior notice, to end, suspend, or change the transfer privilege, in which case we will provide written notice of any such action.	Purchasing an AFMaxx® 457(b) Group Variable Annuity Policy - Transfers, Substitution

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We reserve the right to remove or substitute Portfolio Companies as investment options.

Optional Benefits.	N/A	None

	TAXES	CROSS-REFERENCE(S)

Tax Implications.	You should consult with a tax professional to determine the tax implications of an investment in and purchase payments received under the policy, and there is no additional tax benefit to you if the policy is purchased through a tax‑qualified plan or individual retirement account (IRA). Withdrawals will be subject to ordinary income tax, and may be subject to tax penalties.	Taxes

	CONFLICTS OF INTEREST	CROSS-REFERENCE(S)

Investment Professional Compensation.	This policy is sold exclusively through financial professionals who are representatives of American Fidelity Assurance Company’s affiliated broker dealer, and who are compensated for selling the policy with a base salary and a commission. These investment professionals may have a financial incentive to offer the policy over another investment.	Purchasing an AFMaxx® 457(b) Group Variable Annuity Policy - Underwriter

Exchanges.	Some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own, and you should only exchange your policy if you determine, after comparing other features, fees, and risks of both contracts, that it is preferable for you to purchase the new contract rather than continue to own the existing contract.	Purchasing an AFMaxx® 457(b) Group Variable Annuity Policy—Underwriter

OVERVIEW OF THE POLICY
In this summary, we discuss some of the important features of the AFMaxx® 457(b) Group Variable Annuity policy. Please read the entire prospectus for more detailed information about the policy and Separate Account C. The policy is issued in connection with an eligible deferred compensation plan pursuant to Section 457(b) of the Internal Revenue Code.
In this prospectus, we describe the AFMaxx® 457(b) Group Variable Annuity, a group deferred, flexible payment annuity policy. It is a group contract between a state or local government employer, as the policyholder on behalf of its participants, and American Fidelity Assurance Company. American Fidelity Assurance Company issues a single policy to the employer, who is then the policyholder. Through the AFMaxx® 457(b) Group Variable Annuity, the plan provides a means for eligible employees to invest, on a tax deferred basis, in one or more of the sub‑accounts, which are variable investment options, and the Guaranteed Interest Account, a fixed investment option. Each of the sub‑accounts invests in a corresponding eligible portfolio.
The AFMaxx® 457(b) Group Variable Annuity is designated for participants seeking long term earnings generally for retirement or other long-term purposes. Participation in the AFMaxx® 457(b) Group Variable Annuity should not be considered for those looking for a short-term investment or those that cannot afford to lose some or all of the money invested. Your policy includes a basic death benefit that will pay your designated beneficiaries the policy value at the time of your death.
Like all deferred annuities, the AFMaxx® 457(b) Group Variable Annuity has two phases: the accumulation phase and the annuity phase. During the accumulation phase, participants invest money in the annuity, at which point earnings accumulate on a tax deferred basis and are taxed as income only upon distribution. Similarly, during the annuity phase, earnings are taxed as income only upon distribution. Annuity payments under the policy will be paid on a fixed basis only. A qualified plan provides tax‑deferral; therefore, there should be other reasons for purchasing the policy pursuant to a qualified plan aside from the tax deferral feature.

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The annuity phase begins when the participant starts receiving regular payments under the annuity income options from his or her participant account. If you annuitize, you will receive a stream of income payments, however, you will be unable to make withdrawals and death benefits will terminate. Although annuity payments may be paid on a fixed basis only, the amount of the payments a participant receives during the annuity phase will depend on the amount of money invested and the performance of the selected investment options during the accumulation phase. Annuity payments and options are discussed elsewhere in this document.
When purchase payments are made to a participant account, the payments will be allocated according to the instructions we receive from the participant or policyholder, as applicable. A participant may allocate some or all of a purchase payment to one or more of the sub‑accounts listed below, each of which is a variable investment option, or the Guaranteed Interest Account, which is a fixed investment option. Additional information about each of the following Portfolio Companies is provided in the Appendix (see “APPENDIX: Portfolio Companies Available Under the Policy”).
American Funds Insurance Series® – Washington Mutual Investors Fund SM
American Funds Insurance Series® – International Fund
BNY Mellon Stock Index Fund, Inc.
BNY Mellon Variable Investment Fund – Opportunistic Small Cap Portfolio
BNY Mellon Sustainable U.S. Equity Portfolio, Inc.
Vanguard® Variable Insurance Fund – Balanced Portfolio
Vanguard® Variable Insurance Fund – Capital Growth Portfolio
Vanguard® Variable Insurance Fund – Mid‑Cap Index Portfolio
Vanguard® Variable Insurance Fund – Total Bond Market Index Portfolio
Vanguard® Variable Insurance Fund – Total Stock Market Index Portfolio
At your direction, we will allocate your purchase payments to one or more of the sub‑accounts listed above and the Guaranteed Interest Account. Our fixed investment option, the Guaranteed Interest Account, offers a guaranteed minimum interest rate. Each of the foregoing sub‑accounts invests in a corresponding portfolio. The portfolios offer professionally managed investment choices.
A participant may withdraw money from his or her participant account during the accumulation phase only, subject to the terms of the 457(b) plan, and a withdrawal charge may apply. The minimum partial withdrawal is $250, but a withdrawal must not reduce the value of the participant account to less than $100. Withdrawals and charges that may apply to withdrawals are discussed under “Surrenders and Withdrawals” below.
If your plan allows, we may make a loan to you at any time before you begin receiving annuity payments; however, we will not make any loans during your first policy year. The loan will bear interest at an annual interest rate of 5% and will be fully amortized (be repaid by fixed monthly payments applied to principal and interest) over a term not to exceed five years, with fixed payments due monthly (see “Loan”).
FEE TABLE
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the policy. Please refer to your policy specifications page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time you buy the policy, surrender or make withdrawals from the policy, or transfer policy value between investment options. State premium taxes may also be deducted.

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Transaction Expenses
	Policy Year		Withdrawal Charge
Surrender Charge (as a percentage of the amount surrendered)	1		8%
	2		8%
	3		8%
	4		8%
	5		8%
	6		4%
	7		4%
	8		4%
	9		4%
	10		4%
	11+		0%
Exchange Fee		None
Loan Interest Rate		5%
The next table describes the fees and expenses that you will pay each year during the time that you own the policy (not including Portfolio Company fees and expenses).

Annual Contract Expenses
	Current Fee		Maximum Fee
Base Contract Expenses (as a percentage of average account value)	1.50	%*	1.50%

*
Consists of a mortality and expense risk charge of 1.25%, an administrative charge of 0.15%, and a distribution expense charge of 0.10%. We currently charge lower fee than the maximum allowed under the policy. The current fees and maximum fees we may charge are shown in the Annual Expenses table. We may increase the administrative charge and/or distribution expense charge, but neither will ever be more than 0.25% of the average daily value of your account invested in a portfolio.

The next item shows the minimum and maximum total operating expenses charged by the Portfolio Companies that you may pay periodically during the time that you own the policy. A complete list of Portfolio Companies available under the policy, including their annual expenses, may be found at the back of this document.

Annual Portfolio Company Expenses	Minimum	Maximum
(expenses that are deducted from portfolio assets, including management fees, distribution and/or service (12b‑1) fees, and other expenses)	0.13%	0.82%
Example
This Example is intended to help you compare the cost of investing in the policy with the cost of investing in other variable annuity contracts. These costs include transaction expenses, annual policy expenses, and Annual Portfolio Company Expenses.

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The Example assumes that you invest $100,000 in the policy for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the most expensive and least expensive combination of Annual Portfolio Company Expenses, as indicated. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
Maximum Portfolio Company Total Operating Expenses

If you surrender your policy at the end of the applicable time period:	1 year	3 years	5 years	10 years
	$10,350	$15,234	$20,374	$31,604

If you do not surrender your policy:	1 year	3 years	5 years	10 years
	$2,350	7,234	$12,374	$26,438
Minimum Portfolio Company Operating Expenses

If you surrender your policy at the end of the applicable time period:	1 year	3 years	5 years	10 years
	$9,657	$13,136	$16,849	$24,794

If you do not surrender your policy:	1 year	3 years	5 years	10 years
	$1,657	$5,136	$8,849	$19,259

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PRINCIPAL RISKS OF INVESTING IN THE POLICY
Risk of Loss. You can lose money by investing in the policy.
Not a Short-term Investment. The policy is not a short-term investment and is not appropriate for you if you need ready access to cash. It is intended for retirement and long-term savings. Withdrawals may be subject to tax penalties or other unfavorable treatment (see “Taxes” below).
Risks Associated with Investment Options. Investment in the policy is subject to the risk of poor investment performance and can vary depending on the performance of investment options available under the policy (e.g., Portfolio Companies). Each investment option (including any fixed account investment option) will have its own unique risks. You should review these investment options before making an investment decision.
Insurance Company Risk. Investment in the policy is subject to the risks related to the Depositor, American Fidelity Assurance Company, including that any obligations (including under the fixed account investment options), guarantees, or benefits are subject to the claims-paying ability of American Fidelity Assurance Company.
GENERAL DESCRIPTION OF THE REGISTRANT, DEPOSITOR AND PORTFOLIO COMPANY
American Fidelity Assurance Company
We are an Oklahoma stock life insurance company organized in 1960. We are licensed to conduct life, annuity, and accident and health insurance business in 49 states, the District of Columbia, Guam and American Samoa. Our office is located at 9000 Cameron Parkway, Oklahoma City, Oklahoma 73114.
We have been a wholly owned subsidiary of American Fidelity Corporation since 1974. The stock of American Fidelity Corporation is controlled by a family investment partnership, Cameron Enterprises A Limited Partnership, an Oklahoma limited partnership. William M. Cameron and Lynda L. Cameron each own 50% of the common stock of Cameron Associates, Inc., the sole general partner of Cameron Enterprises A Limited Partnership, through their respective trusts. The address of both American Fidelity Corporation and Cameron Enterprises A Limited Partnership, is 9000 Cameron Parkway, Oklahoma City, Oklahoma 73114.
Separate Account C
We established Separate Account C under Oklahoma insurance law in 2002 to hold the assets that underlie the AFMaxx® 457(b) Group Variable Annuity. Separate Account C is registered with the SEC as a unit investment trust under the Investment Company Act of 1940; its inception date is June 4, 2002. The Separate Account is divided into multiple sub‑accounts.
We hold Separate Account C’s assets in our name on behalf of Separate Account C, and those assets legally belong to us. Under Oklahoma law, however, those assets cannot be charged with liabilities that arise out of any other business that we conduct. All of the income, gains, and losses (realized or unrealized) that result from Separate Account C’s assets are credited to or charged against Separate Account C without regard to our other income, gains, and losses. We are obligated to pay all benefits and make all payments under the AFMaxx® 457(b) Group Variable Annuity.
Portfolio Companies
When you buy an AFMaxx® 457(b) Group Variable Annuity policy, you can allocate the money you invest under the policy to one or more of Separate Account C’s sub‑accounts and the Guaranteed Interest Account. Each of the sub‑accounts is a variable investment option and corresponds with one of the Portfolio Companies made available as variable investment options. Information about each Portfolio Company, including (i) its name, (ii) its type (e.g., money market fund, bond fund, balanced fund, etc.) or a brief statement concerning its investment objectives, (iii) its investment adviser and any sub‑investment adviser, (iv) current expenses, and (v) performance is available in the Appendix to the prospectus (see “Appendix: Portfolio Companies Available Under the Policy”).

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Each Portfolio Company has issued a prospectus that contains more detailed information about the Portfolio Company, which may be amended from time to time and can be found online at https://americanfidelity.com/support/annuities/p‑2. You can also request this information at no cost by calling 1.800.662.1113 x8840 or by sending an email request to va.help@americanfidelity.com.
Voting Rights
Although American Fidelity Assurance Company legally owns the underlying portfolios’ shares, we believe that we must get instructions from participants or the policyholders about how to vote the shares when an underlying Portfolio Company solicits proxies in conjunction with a shareholder vote. When we receive appropriate voting instructions, we will vote all of the shares we own in proportion to those instructions. This type of voting may allow a small number of policy owners to control the outcome of the vote. If we determine that we are no longer required to seek voting instructions, we will vote the shares in our own right.
CHARGES
Charges and expenses that exist in connection with the policy will reduce your investment return. You should carefully read this section for information about these expenses.
Insurance Charges
We pay all of the operating expenses of Separate Account C, and we deduct insurance charges from each participant account. We deduct the insurance charges when we calculate the value of the accumulation units. The insurance charges include:

•	mortality and expense risk;

•	administrative expense; and

•	distribution expense.
Mortality and Expense Risk Charge. The mortality and expense risk charge is equal, on an annual basis, to 1.25% of the average daily value of the policy invested in a portfolio, after expenses are deducted. This charge compensates us for all the insurance benefits provided by the policy, including the guarantee of annuity rates, the death benefits, and certain other expenses related to the policy, and for assuming the risk that the current charges will not be sufficient in the future to cover the cost of administering the policy.
Administrative Charge. The administrative charge for each participant is equal, on an annual basis, to 0.15% of the average daily value of the participant account invested in a portfolio, after portfolio expenses are deducted. We may increase this charge, but it will never be more than 0.25% of the average daily value of a participant account invested in a portfolio. This charge is for all the expenses associated with the policy’s administration. Some examples of these expenses include: preparing the policy, confirmations, annual reports and statements, maintaining policy records, personnel costs, legal and accounting fees, filing fees, and computer and systems costs.
Distribution Expense Charge. The distribution expense charge for each participant is equal, on an annual basis, to 0.10% of the average daily value of the participant account invested in a portfolio, after portfolio expenses are deducted. We may increase this charge, but it will never be more than 0.25% of the average daily value of the participant account invested in a portfolio. This charge compensates us for the costs associated with distributing the policies.
Withdrawal Charge
Any withdrawals made may be subject to a withdrawal charge that compensates us for expenses associated with selling the AFMaxx® 457(b) Group Variable Annuity. The withdrawal charge is a percentage (up to 8%) of the amount withdrawn, as shown in the Fee Table that appears elsewhere in this prospectus. We calculate the withdrawal charge at the time of each withdrawal. No withdrawal charge will be applied when a death benefit is paid.
Transfer Charge
Currently, there is no transfer fee; however, we reserve the right, at any time and without prior notice, to end suspend, or change the transfer privilege, in which case we will provide written notice of any such action.

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Portfolio Expenses
In addition to the charges discussed above, there are deductions from, and expenses paid out of, the assets of the portfolios. The portfolio expenses are described in the prospectuses for the portfolios.
Taxes
If we have to pay state or other governmental entity (e.g., municipalities) premium taxes or similar taxes relating to the policy, we will deduct the amount of the tax from the policy. Some of these taxes are due when the policy is issued; others are due when your annuity payments begin. We pay any premium taxes when they become payable to the states. Premium taxes generally range from 0% to 3.5%, depending on the state.
We will also deduct from the policy any income taxes that we incur as a result of the policy. Currently, we are not making any such deductions.
REVENUE SHARING ARRANGEMENTS
We currently receive additional cash payments in connection with the Portfolio Companies identified below in exchange for providing certain administrative services. In consideration for these payments, we agree to perform services such as shareholder servicing, sub‑administration and record-keeping, as well as various other administrative services. These payments do not constitute payment in any manner for investment advisory services and are not otherwise related to investment advisory or distribution services or expenses. These payments are sometimes referred to as “revenue sharing.” Our sales people do not receive any additional compensation for selling one sub‑account over another, and they do not give any special preference to a sub‑account just because that fund has a more favorable revenue sharing arrangement with us.
In connection with your fund purchase, we are entitled to receive a percentage of the purchased sub‑account’s average daily net assets maintained for our policyholders. These percentages differ based upon the terms of our agreements, which may be terminated at any time. We have entered into the following revenue sharing arrangements:

Company (Portfolio Company)	Revenue Sharing %
BNY Mellon Corporation (with regard to BNY Mellon Variable Investment Fund – Opportunistic Small Cap Portfolio)	0.10%
BNY Mellon Corporation (with regard to BNY Mellon Sustainable U.S. Equity Portfolio, Inc.)	0.15%
THE AFMAXX® 457(B) GROUP VARIABLE ANNUITY
Owning a 457(b) Group Variable Annuity Policy
The AFMaxx® 457(b) Group Variable Annuity is a group annuity policy that is designed for use in eligible deferred compensation plans adopted by state and local governmental employers pursuant to Section 457(b) of the Internal Revenue Code. American Fidelity Assurance Company issues a single policy that acts as a contract between an employer, who is the policyholder on behalf of the participants, and American Fidelity Assurance Company. Any present or future employee of the policyholder can become a participant by investing in the policy. Under the policy, American Fidelity Assurance Company promises to pay income to the participants in the form of annuity payments beginning on a date chosen by the participant. American Fidelity Assurance Company establishes an account for each participant, and the account contains values and reflects activity for the participant. The person upon whose life the annuity payments are based is called the annuitant. If the annuitant dies during the accumulation phase, American Fidelity Assurance Company will pay a death benefit to the beneficiary.
Assets held under the policy must be held for the exclusive benefit of participants and their beneficiaries under the plan. All liabilities with respect to plan participants and their beneficiaries must be satisfied before any part of the assets and income of the policy will be used for, or diverted to, purposes other than for the exclusive benefit of plan participants and their beneficiaries.

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Naming a Beneficiary
The beneficiary is the person or entity named in accordance with the plan to receive a benefit in the event of a participant’s death. If the beneficiary and the annuitant die at the same time, we will assume that the beneficiary died first for purposes of paying any death benefits.
PURCHASING AN AFMAXX® 457(B) GROUP VARIABLE ANNUITY POLICY
Purchase Payments
Money is invested in the policy when purchase payments are made. Purchase payments can only be made during the accumulation phase. Except for the initial purchase payment, purchase payments will be credited within one business day of receipt in our office. Depending on the plan, the amount of a participant’s purchase payments may be increased, decreased or changed at any time. All payment allocations must be in whole percentages. Purchase payments made by or on behalf of a participant must be at least $300 annually, unless we agree to a lesser amount. A participant account will not lapse even if no purchase payments are made during a policy year.
Once we receive a minimum initial purchase payment of $25 and the proper enrollment forms, we will (1) issue verification of participation in the policy, and (2) allocate the initial purchase payment according to instructions provided within two business days. We will contact the participant if additional information is needed to complete the application process. We reserve the right to reject any application or purchase payment. At the time the policy is purchased, the annuitant cannot be older than 85 years old or the maximum age permitted under state law. American Fidelity Assurance Company allocates purchase payments to each participant’s account as instructed by the policyholder, in accordance with the terms of the plan. Subsequent purchase payments will be allocated in the same manner unless we receive other instructions. The policyholder, or the participant, if the plan permits, may change allocations among sub‑accounts for future purchase payments.
Accumulation Units
In order to keep track of the value of a participant account during the accumulation period, we use a measurement called an accumulation unit. Every purchase payment increases the number of accumulation units in a participant’s account. To determine the number of accumulation units that we should credit to a participant account, we determine the value of the accumulation unit for each sub‑account to which the participant allocates purchase payments. Because each sub‑account has its own value, the value of the accumulation unit for each of the sub‑accounts differs. We calculate the value of accumulation units after the New York Stock Exchange closes and then credit the participant account accordingly. On each day that both the New York Stock Exchange and American Fidelity Assurance Company are open, we determine the value of an accumulation unit for each sub‑account by dividing the total value of a sub‑account’s net assets by the number of the sub‑account’s outstanding accumulation units.
The value of an accumulation unit relating to any sub‑account may go up or down from day to day. If a participant allocates purchase payments to any of the variable investment options, the value of his or her participant account will fluctuate depending upon the investment performance of the portfolio(s) corresponding to the sub‑account(s) to which the participant has allocated purchase payments. (This is not true if a participant invests solely in the Guaranteed Interest Account.) The value of a participant account also depends on the expenses of the policy and the underlying portfolio.
When a purchase payment is made, we credit the appropriate participant account with accumulation units using the accumulation unit value next determined after we receive the purchase payment. The number of accumulation units credited is determined by dividing the amount of the purchase payment allocated to a sub‑account by the value of the accumulation unit for that sub‑account. When a withdrawal is made, the number of accumulation units in the participant account will decrease. For more information about withdrawals, see the “Withdrawals” information that appears elsewhere in this document.
The following example illustrates how we calculate the number of accumulation units that should be credited to a participant account when purchase payments are made.

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Example
On Thursday, we receive an additional purchase payment of $100 designated to a participant account. The participant previously allocated 100% of this amount to the Vanguard® Variable Insurance Fund Total Stock Market Index Portfolio sub‑account. When the New York Stock Exchange closes on that Thursday, we determine that a sub‑account accumulation unit for the Vanguard® Variable Insurance Fund Total Stock Market Index Portfolio is valued at $44.19. To determine the increased value of the participant account, we divide $100 by $44.19 and credit the participant account on Thursday night with 2.26 accumulation units of the Vanguard® Variable Insurance Fund Total Stock Market Index Portfolio sub‑account.
Underwriter
American Fidelity Securities, Inc., a wholly owned subsidiary of American Fidelity Assurance Company, is the principal underwriter for the annuity policies and acts as the distributor of the policies. The principal business address of American Fidelity Securities, Inc. is 9000 Cameron Parkway, Oklahoma City, Oklahoma 73114.
The policies are sold exclusively through financial professionals who are registered representatives of the underwriter. American Fidelity Securities, Inc.’s registered representatives are paid a base salary to serve American Fidelity Assurance Company’s existing customers and solicit new customers. They also receive a commission based on the American Fidelity Assurance Company annuity policies that they sell and premium increases. This creates the conflict in that if they do not sell new policies or obtain premium increases, they do not get paid a commission.
Investment Options
When purchase payments are made in connection with the AFMaxx® 457(b) Group Variable Annuity, a participant can allocate his or her purchase payments under the policy to one or more of Separate Account C’s sub‑accounts and the Guaranteed Interest Account. Each of the sub‑accounts is a variable investment option and corresponds with one of the portfolios listed in the Appendix (see “Appendix: Portfolio Companies Available Under the Policy”).
Shares of each of the Portfolio Companies are issued and redeemed in connection with investments in and payments under certain variable annuity policies and variable life insurance policies of various life insurance companies which may or may not be affiliated. None of the Portfolio Companies believe that offering its shares in this manner will be disadvantageous. Nevertheless, the board of trustees or the board of directors, as applicable, of each Portfolio Company intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and in order to determine what action, if any, should be taken. If such a conflict were to occur, one or more of the insurance company separate accounts might withdraw their investments from a Portfolio Company. An irreconcilable conflict might result in the withdrawal of a substantial amount of a portfolio’s assets, which could adversely affect such portfolio’s net asset value per share.
Interests in the Guaranteed Interest Account are not registered under the Securities Act of 1933 because of certain exemptive and exclusionary provisions. The Guaranteed Interest Account also is not registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the Guaranteed Interest Account nor any interests in it are subject to the provisions of these Acts. Disclosures regarding the Guaranteed Interest Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.
Substitution
We reserve the right to add or remove subaccounts as investment options. At our discretion, we may substitute another eligible investment option for any one of the portfolios available under the AFMaxx® 457(b) Group Variable Annuity. If we decide to make a substitution, we will provide notice of our intention. A substitution will not be made without prior notice to you and the prior approval of the SEC to the extent required by the Investment Company Act of 1940, as amended.
Transfers
Upon receipt of proper instructions, and as the plan permits, we will make transfers between any of the investment options to which payments have been allocated. We reserve the right to limit the number of transfers that may be made. All asset transfers made in any one day count as one transfer. All transfers must be in whole percentages. Currently, there is no transfer fee; however, we reserve the right, at any time and without prior notice, to end, suspend, or change the transfer privilege, in which case we will provide written notice of any such action.

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Automatic Dollar Cost Averaging
Automatic dollar cost averaging allows a participant to transfer an established amount of money on a regular basis from the Guaranteed Interest Account (GIA) to one or more of the investment options. A minimum balance of $10,000 is required to be held in the GIA to enroll in the automatic dollar cost averaging program. The minimum amount that may be transferred from the GIA to an investment option in this way is $500. Only the GIA can be used as the source of a transfer. By transferring the same amount on a regular schedule instead of transferring a larger amount at one time, a participant may be less susceptible to the impact of market fluctuations. Automatic dollar cost averaging is only available during the accumulation phase. Currently, there is no transfer fee; however, we reserve the right to take into account transfers made under the automatic dollar cost averaging program in determining any transfer fee that is applicable in the future. When automatic dollar cost averaging programs are effective, asset rebalancing programs will not be allowed.
Example
Assume that you want to move $1,000 each quarter from one investment option to another over six quarters. You set up automatic dollar cost averaging and purchase Accumulation Units at the following values:

Quarter	Accumulation Unit Value	Units Purchased
1	$20.00	50
2	$10.00	100
3	$50.00	20
4	$25.00	40
5	$40.00	25
6	$20.00	50
You paid an average cost of only $21.05 per Accumulation Unit over six quarters, while the average market price actually was $27.50. By investing an equal amount of money each quarter, you automatically buy more Accumulation Units when the market price is low and fewer Accumulation Units when the market price is high.
This example is for illustration purposes only.
Asset Rebalancing
After you allocate your money to investment options, the performance of the different investment options may cause the balances of those investment options to differ from your original allocations. At your direction, we will automatically rebalance your investment options to match the allocations on file at the time of enrollment in the asset rebalancing program. For example, if your selected percentages specified 20% of policy value allocated to the sub‑account investing in underlying Portfolio Company X, 70% of policy value allocated to the sub‑account investing in underlying Portfolio Company Y, and 10% of policy value allocated to the sub‑account investing in underlying Portfolio Company Z, and investment performance caused those allocations to change, we would rebalance back to those percentages. You must complete a new asset rebalancing form to change the allocations used to rebalance your account. Asset rebalancing is only available during the accumulation phase. If you participate in the asset rebalancing program, the transfers we make for you are taken into account in determining any transfer fee. When asset rebalancing programs are effective, automatic dollar cost averaging programs will not be allowed.

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Frequent Purchases and Redemptions
Market timing policies and procedures are designed to address the excessive short-term trading of investment company securities that may be harmful to the remaining policy owners. Although market timing by participants is generally not illegal, we are aware that successful market timers may, in some circumstances, make profits at the expense of passive participants who engage in various long-term or passive investment strategies.
We have identified the possibility that participants may attempt to use market timing strategies in connection with Separate Account C, which includes variable investment options, as well as a fixed annuity account option. Market timing can be accomplished by switching back and forth between investment options. Market timing can make it very difficult for a Portfolio Company to manage an underlying portfolio’s investments. Frequent transfers may cause a Portfolio Company to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance. For these reasons, the policy was not designed for persons who make programmed, large, or frequent transfers.
In light of the risk posed to participants and other portfolio investors by market timing, we reserve the right, at any time and without prior notice, to end, suspend, or change the ability of participants to transfer assets between investment options, as allowed by state law, if we detect suspicious transfer activity. In furtherance of this general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific restrictions:

•
We may impose specific restrictions on transactions for certain investment options, including, but not limited to, the ability to suspend or terminate the offering of an investment option, based on the transfer restriction policies of the underlying portfolios. We may do so to conform to any present or future restriction that is imposed by any portfolio available under this policy.

•	We do not accept telephone transactions.

•	We reserve the right to postpone payment from the Guaranteed Interest Account for a period of up to six months.

•
We have adopted a policy requiring our personnel to maintain a record of all orders received between 2:45 p.m. and 3:00 p.m. Central Time pursuant to individual wire transfer contributions, walk‑in withdrawals, interfund transfer requests received by facsimile, and electronic transfers through our website. This record is reviewed monthly and any suspicious patterns are reported and subjected to additional review.

•
If a participant attempts to avoid the restrictions on their ability to transfer among investment options by withdrawing funds and reinvesting, the participant will be assessed a withdrawal charge of up to 8% at the time of each withdrawal. While not designed specifically to discourage market timing activities, these expenses have a tendency to discourage them.

Although we may exercise our discretion on a case‑by‑case basis, we anticipate applying our policies regarding frequent purchases and redemptions uniformly in all cases, absent exceptional circumstances, including uniform application to trades that occur through omnibus accounts at any intermediaries. However, because we do retain the right to exercise our discretion on a case by case basis, certain policy owners may be able to successfully use market timing strategies in connection with Separate Account C.
Although our transfer restrictions are designed to prevent excessive transfers, the restrictions are not capable of preventing every potential occurrence of excessive transfer activity, particularly with regard to electronic transfers. We continue to believe, however, that our transfer restrictions provide adequate protection to policy owners and other portfolio investors from the risks generally associated with market timing.
RECEIVING PAYMENTS FROM THE ANNUITY
Annuity Date
In accordance with the plan, an annuity date will be established for each participant, at which time the participant will begin receiving regular monthly income payments (sometimes called distributions) from the annuity. We must be notified of the desired annuity date at least 30 calendar days before annuity payments begin.
The earliest annuity date that may be requested for commencement of a participant’s annuity payments is 30 calendar days after a participant’s effective date. The annuity date may not be later than the annuitant’s 85th birthday or the maximum date permitted under state law, whichever is earlier. The annuity date may not be later than the earliest of

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the distribution date required by (i) federal law, (ii) the contract owner’s tax qualified plan, or (iii) if applicable, state law. This annuity date may be changed by written request any time before the original annuity date, and at least 30 calendar days before the new annuity date. Please read the plan for other information related to distributions.
The duration of a participant’s annuity phase will impact the amount of the participant’s monthly annuity payments. Choosing an early annuity date may increase the duration of a participant’s annuity phase, which will decrease the amount of the participant’s monthly annuity payments. Other material factors that determine the level of annuity benefits are the age of the annuitant, accumulation value of the annuity contract, and type and duration of the annuity option selected.
Selecting an Annuity Option
Four annuity payment options are available under the policy. In order to receive annuity payments under an annuity option, we must receive notice of the annuity option selected at least 30 calendar days before the annuity date. If an option is based on life expectancy, we will require proof of the payee’s date of birth.
Annuity Payments
Annuity payments are paid in monthly installments unless you elect to receive them quarterly, semi-annually or annually. Electing to receive payments less frequently will increase the individual payment amount. However, the amount of the quarterly, semi-annual or annual installments will be actuarially equivalent (mathematically equivalent) to the monthly installment. The amount of the first monthly payment depends on the annuity option selected and the age of the annuitant at the time the first payment is due. The participant’s adjusted account value will be applied to the applicable annuity table based on the annuity option selected. The policy contains tables indicating the dollar amount of the first fixed monthly payment under each annuity payment option for each $1,000 of value applied. The guaranteed interest rate on all options is 3% compounded annually. We may suspend, defer, or postpone annuity payments as described elsewhere in this document.
As permitted by the plan, one of the following annuity options may be chosen. If no annuity option is selected, we will make monthly annuity payments to you in accordance with Option 2 below. We may make other annuity options available from time to time. After annuity payments begin, the annuity option cannot be changed.

OPTION 1	Lifetime Only Annuity	We will make monthly payments during the life of the annuitant. If this option is elected, payments will stop when the annuitant dies.

OPTION 2	Lifetime Annuity with Guaranteed Periods	We will make monthly payments for the guaranteed period selected and thereafter, during the life of the annuitant. When the annuitant dies, any amounts remaining under the guaranteed period selected will be distributed to the beneficiary at least as rapidly as they were being paid as of the date of the annuitant’s death. The guaranteed period may be 10 years or 20 years.

OPTION 3	Joint and Survivor Annuity
We will make monthly payments during the joint lifetime of two people, usually spouses. Payments will continue during the lifetime of the survivor of those two people and will be computed on the basis of 100%, 66 2/3%, or 50% of the annuity payment in effect originally.

If a reduced payment of 66 2/3% or 50% to the surviving annuitant is selected, fixed annuity payments will be equal to 66 2/3% or 50%, as applicable, of the fixed annuity payment during the period while both annuitants were still living. Generally, when an annuity option is based on two lives instead of one, the amount of the monthly annuity income is less during the joint lifetime of the annuitants than it would be otherwise.

OPTION 4	Period Certain	We will make monthly payments for a specified period. The specified period must be at least five years and cannot be more than 30 years. This option is available as a fixed annuity only. When the annuitant dies, any amounts remaining under the specified period selected will be distributed to the beneficiary at least as rapidly as they were being paid as of the annuitant’s death.

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SURRENDERS AND WITHDRAWALS
If a policyholder’s plan permits, a participant may be allowed to withdraw cash from his or her participant account by redeeming all or part of the accumulation units in his or her participant account at any time during the accumulation period, before we begin making annuity payments. After we begin making annuity payments, no withdrawals or redemptions may be made.
Any partial withdrawal must be at least $250, although we may make exceptions for unforeseen emergencies, as defined by the plan. The redemption value of a participant account is equal to the value of the accumulation units in the account next computed after we receive the request for withdrawal on a form we accept. The withdrawal charge, if applicable, and any taxes due will be deducted from the amount withdrawn before the participant receives it. In the event of a withdrawal, we will deduct the amount withdrawn proportionately from each of the participant’s investment options. If a participant does not want the withdrawal to come from each of his or her investment options proportionately, the participant must specify the investment options from which the withdrawals are to be made, using a form we accept. We reserve the right to distribute the full amount of any participant account that, after a withdrawal, has a value of less than $100, if permissible under the Internal Revenue Code of 1986, as amended. Income taxes and certain restrictions may apply to any withdrawals.
A withdrawal is a redemption of accumulation units. If accumulation units are redeemed, the number of accumulation units in a participant’s account will decrease. The reduction in the number of accumulation units will equal the amount withdrawn, divided by the applicable accumulation unit value next computed after we receive the withdrawal request. A participant’s request for withdrawal must be submitted to us in writing on a form we accept. In certain instances, we may require additional documents, such as trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. All proper withdrawal requests received before 3:00 p.m., Central Time, will receive same‑day pricing.
Withdrawal requests received after 3:00 p.m. Central Time will be processed the next business day. Withdrawal proceeds will be mailed or delivered by ACH direct deposit within seven calendar days of the date on which we received your withdrawal request in good order. However, we may delay the mailing of a redemption check for recently purchased accumulation units until such time as the payment check has cleared.
If you cancel your policy within 30 calendar days after receiving it, you will get a refund of either the amount you paid for your policy or the value of your policy, whichever is more. In the event of a refund, we determine the value of your policy on either the day we receive the policy at our home office or the day our agent receives the policy, whichever occurs earlier.
Suspension of Payments or Transfers
We may be required to suspend or postpone payments or withdrawals or transfers for any period when:

•	the New York Stock Exchange is closed (other than customary weekend and holiday closings);

•	trading on the New York Stock Exchange is restricted;

•	an emergency exists as a result of which disposal of the fund shares is not reasonably practicable or we cannot reasonably value the fund shares; or

•	during any other period when, by order, the Securities and Exchange Commission permits such suspension or postponement for the protection of owners.
We reserve the right to defer payment for a withdrawal or transfer from the Guaranteed Interest Account for the period permitted by law but not for more than six months.

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BENEFITS AVAILABLE UNDER THE POLICY
The following table summarizes information about the benefits available under the policy.

Name of Benefit	Purpose	Is Benefit Standard or Optional	Maximum Fee	Brief Description of Restrictions/ Limitations
Death Benefit	Transfer of the benefit of your policy upon the death of the annuitant for the benefit of the person or entity named as beneficiary.	Standard	None	• Withdrawals may significantly reduce the benefit.

Automatic Dollar Cost Averaging	Allows you to transfer an established amount of money on a regular basis from the Guaranteed Interest Account (GIA) to an investment option.	Standard	None
• The minimum amount that may be transferred from the GIA to an investment option is $500.

• Only the GIA can be used as a source of the transfer.

• Only available during the accumulation phase.

• A minimum balance of $10,000 is required to be held in the GIA to enroll in the program.

Asset Rebalancing	Allows you to have your investments rebalanced to your percentage allocation selection.	Standard	None	• Only available during the accumulation phase.
Death Benefit
The death benefit amount will be paid within seven calendar days of receipt of proof of death and proper written instructions, unless we suspend, defer, or postpone payments as described elsewhere in this document.
Death of Participant Before the Annuity Date
If a participant dies prior to the annuity date, the death benefit will be the greater of: (1) the participant’s purchase payments, less any withdrawals and withdrawal charges, or (2) the participant’s account value, adjusted for taxes determined as of the valuation period during which we receive both proof of death and proper written instructions.

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Death of Annuitant After the Annuity Date
If an annuitant dies on or after the annuity date, during the annuity phase, any remaining payments under the annuity option elected will continue at least as rapidly as under the method of distribution in effect at the annuitant’s death.
LOANS
If your employer’s plan allows, we may make a loan to you at any time before you begin receiving annuity payments; however, we will not make any loans during your first policy year. The value of your policy in the Guaranteed Interest Account serves as the security for the loan. If the loan amount exceeds the value of your policy in the Guaranteed Interest Account, we will withdraw amounts from your other sub‑accounts on a pro rata basis, based on your investment allocations, and transfer such amounts to the Guaranteed Interest Account to cause the value of your policy in the Guaranteed Interest Account to be equal to the loan amount. Amounts in the Guaranteed Interest Account earn interest daily at an annual rate equal to the guaranteed minimum interest rate described in the policy. Except as otherwise stated below with respect to Qualified Disaster Loans, the loan cannot be more than $50,000 or one‑half of the value of your policy. Under certain circumstances, the $50,000 limit may be reduced. The minimum loan we will make is $1,000. We can change this amount at our discretion.
We charge an annual interest rate of 5% on any loans that you take against your policy. The loan will be amortized over a term not to exceed five years with fixed payments due monthly, beginning on the calendar month following the execution of the loan agreement, on the applicable payment date. You may not make withdrawals while you have an outstanding loan against your policy. You may prepay your loan at any time without penalty.
If you fail to make a loan payment within 90 calendar days after the payment due date, the loan will be in default. Upon default, the outstanding principal balance of your loan plus accrued and unpaid interest thereon will become immediately due and payable and will be treated as taxable income to you for the tax year of the default. Satisfaction of any unpaid loan principal balance plus accrued and unpaid interest from the Guaranteed Interest Account will only occur when you qualify for a plan distribution under the federal tax guidelines. If the loan is in default and you do not yet qualify for a distribution to satisfy the outstanding loan principal and interest balance due, the loan will continue to accrue interest (but such interest accruals will not result in additional deemed distributions). Any amounts which may become taxable will be reported as plan distributions and will be subject to income tax and tax penalties, if applicable. There are special repayment guidelines available to you for personal or military leave. If a leave of absence is anticipated, you should contact us for assistance.
Upon your death, any outstanding loan balance not yet reported to you as income will become taxable income to your estate. The beneficiary will receive the death benefit reduced by the loan balance. If annuity payments begin while there is an outstanding loan, the value of the Guaranteed Interest Account will be reduced by the loan balance.
For specific tax treatment regarding certain types of loans, please refer to the “Taxes” section immediately below.
TAXES
The following general tax discussion is not intended as tax advice. You should consult your own tax advisor about your personal circumstances. American Fidelity Assurance Company does not guarantee the tax status of the policies. Purchasers bear the complete risk that the policies may not be treated as “Annuity Contracts” under federal income tax laws. It should be further understood that the following discussion is not exhaustive and that special rules not described herein may be applicable in certain situations. Moreover, no attempt has been made to consider any applicable state or other tax laws.
Annuity Policies in General
Section 72 of the Internal Revenue Code of 1986, as amended (the “Code”) governs the taxation of annuities. It generally provides that you will not be taxed on any increase in the value of your policy until a distribution occurs – either as a lump sum payment or as annuity payments. Different rules exist regarding how you will be taxed depending on the distribution and the type of policy. A lump sum payment received as a total surrender (total redemption) or death benefit, will be taxed on the portion of the payment that exceeds the cost basis of the policy. For non‑qualified policies, this cost basis is generally the purchase payments, while for qualified policies there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates.

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For annuity payments, a portion of each payment in excess of an exclusion amount is includible in taxable income. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the policy (adjusted for any period certain or refund feature) by the number of years over which the annuity is expected to be paid. The exclusion amount for payments made from a policy issued pursuant to a qualified plan is generally determined by dividing the cost-basis of the policy by the anticipated number of payments to be made under the policy. Payments received after the investment in the policy has been recovered (i.e., when the total of the excludable amounts equal the investment in the policy) are fully taxable. The taxable portion is taxed at ordinary income rates. For certain annuities issued under qualified plans there may be no cost basis in the policy.
Code Section 457 Plans
Section 457(b) of the Code allows employees and independent contractors of state and local governments to defer a portion of their salaries or compensation to retirement years without paying current income tax on either the deferrals or the earnings on the deferrals. A plan that satisfies the requirements of Code Section 457(b) is referred to as a “457(b) Plan”.
Restrictions on Distributions
The Code limits distributions from a 457(b) Plan. Generally, distributions may only be made upon the earliest to occur of the following distributable events:

•	a participant’s severance of employment, including retirement;

•	a participant’s death; or

•	a participant is faced with an “unforeseeable emergency” (as defined in the plan, pursuant to the Code and Treasury Regulations).
Benefits under a 457(b) Plan are also subject to the terms and conditions of the Plan regardless of the terms and conditions of the policies issued pursuant to this prospectus. The terms of the Plan may limit the rights otherwise available under the policies.
Required Distributions
A 457(b) Plan must meet certain rules concerning required minimum distributions that are set forth in the Code. Required minimum distributions are not required to begin until April 1 of the calendar year following the later of the participant’s retirement or the participant’s attainment of age 72 (73 for individuals who turn 72 after December 31, 2022 and age 73 before January 1, 2033; 75 for individuals who turn 74 after December 31, 2032). The distributions are calculated based on the value of the participant’s account and the participant’s age. Required Distributions may not be rolled over to another plan.
Tax Treatment of Distributions
Because all of the contributions to the participant accounts are made on a pre‑tax basis, all distributions will be subject to federal income tax. Taxation of a distribution may be deferred if the distribution is an Eligible Rollover Distribution and is rolled into an Eligible Retirement Plan. An Eligible Rollover Distribution is a non‑periodic distributions that is not: (a) part of a series of substantially equal periodic payments made at least annually for the life or life expectancy of the participant or joint and last survivor expectancy of the participant and a designated beneficiary, or for a specified period of ten years or more; (b) a distribution that is a required minimum distribution; or (c) a distribution made in the event of an unforeseeable emergency as defined in regulations issued by the Treasury Department. An Eligible Retirement Plan is a tax qualified plan or IRA including a Code Section 403(b) plan, a 401(k) Plan, a traditional IRA and another governmental Section 457(b) plan.
Taxes will be due on the amount of any distribution as it is paid at ordinary income tax rates.
You should discuss with a tax advisor the tax implications of a distribution before electing to receive a distribution from the Plan.

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Penalty Tax on Distributions Attributed to Rollovers
Generally, in addition to ordinary income tax, a penalty equal to 10% of the amount of any payment will apply to any distribution received from the AFMaxx® 457(b) Group Variable Annuity to the extent attributable to a rollover from a qualified plan, an IRA, or a 403(b) plan, if received by the participant before the age of 59 1⁄2, except by reason of death, disability, or as part of a series of payments for life or life expectancy following a separation from service or other exceptions which may apply.
Income Tax Withholding
All distributions from governmental 457(b) plans (except distributions that are rolled over to an Eligible Retirement Plan) are includible in the gross income of the participant when distributed, and will be subject to federal income tax withholding pursuant to Section 3405 of the Code.
There is a mandatory 20% withholding for Eligible Rollover Distributions that are not directly transferred to an Eligible Retirement Plan. An Eligible Rollover Distribution that is distributed to the participant is eligible to be rolled over to an “Eligible Retirement Plan” if the rollover is completed within 60 calendar days of receipt of the eligible rollover distribution by the participant. An Eligible Rollover Distribution other than a direct rollover is subject to the 20% withholding and any withheld amount not rolled over will be recognized as taxable income. Any federal income tax withheld will be applied against the participant’s federal income tax liability for the year of distribution and is available for refund. Participants should consult their own tax counsel or other tax advisor regarding withholding requirements.
LEGAL PROCEEDINGS
There are no pending material legal proceedings affecting us, Separate Account C, or American Fidelity Securities, Inc.
FINANCIAL STATEMENTS
Our financial statements and Separate Account C’s financial statements are included in our Statement of Additional Information.

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APPENDIX: PORTFOLIO COMPANIES AVAILABLE UNDER THE POLICY
The following is a list of Portfolio Companies available under the policy. More information about the Portfolio Companies is available in the prospectuses for the Portfolio Companies, which may be amended from time to time and can be found online at https://americanfidelity.com/support/annuities/p‑2. You can also request this information at no cost by calling 1.800.662.1113 x8840 or by sending an email request to va.help@americanfidelity.com.
The current expenses and performance information below reflects fee and expenses of the Portfolio Companies, but do not reflect the other fees and expenses that your policy may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Portfolio Company’s past performance is not necessarily an indication of future performance.

Type/Investment Objective	Portfolio Company and Adviser/Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Years	10 Years
Stock/Income and Growth	American Funds Insurance Series® Washington Mutual Investors Fund SM [1]* Advisor: Capital Research and Management CompanySM Subadvisor: None	0.25%	-8.28%	7.37%	11.57%
Stock/International Growth Fund	American Funds Insurance Series® International Fund* Advisor: Capital Research and Management CompanySM Subadvisor: None	0.53%	-20.57%	-0.78%	4.18%
Stock Index Fund	BNY Mellon Stock Index Fund, Inc.** Advisor: BNY Mellon Investment Advisor, Inc. Index Manager: Mellon Investments Corporation (affiliate of BNY Mellon Corporation)	0.26%	-18.31%	9.14%	12.28%
Stock/Small Blend Fund	BNY Mellon Variable Investment Fund Opportunistic Small Cap Portfolio** Advisor: BNY Mellon Investment Advisor, Inc. Subadvisor: None	0.82%	-16.62%	2.79%	9.46%

[1]	Current expenses for this fund reflect a temporary fee reduction in the form of a 0.15% fee waiver.
*	Class 1 Shares.
**	Initial Share Class.

20

Large Blend Fund	BNY Mellon Sustainable U.S. Equity Portfolio, Inc.[2]** Advisor: BNY Mellon Investment Advisor, Inc. Subadvisor: Newton Investment Management Limited (affiliate of BNY Mellon Corporation)	0.68%	-22.87%	9.33%	11.36%
Balanced Fund	Vanguard® Variable Insurance Fund Balanced Portfolio Advisor: Wellington Management Company, LLP Subadvisor: None	0.21%	-14.30%	5.96%	8.41%
Stock/Growth Fund	Vanguard® Variable Insurance Fund Capital Growth Portfolio Advisor: PRIMECAP Management Company Subadvisor: None	0.34%	-15.48%	8.57%	13.75%
Stock/Mid‑Cap Index Fund	Vanguard® Variable Insurance Fund Mid‑Cap Index Portfolio Advisor: The Vanguard Group, Inc. Subadvisor: None	0.17%	-18.82%	7.18%	10.95%
Bond/Index Fund	Vanguard® Variable Insurance Fund Total Bond Market Index Portfolio Advisor: The Vanguard Group, Inc. Subadvisor: None	0.14%	-13.21%	-0.10%	0.92%
Stock/Index Fund	Vanguard® Variable Insurance Fund Total Stock Market Index Portfolio Advisor: The Vanguard Group, Inc. Subadvisor: None	0.13%	-19.59%	8.55%	11.92%

[2]	Waiver until 5/1/2024 at 0.70%.

21

To learn more about the variable annuity and Separate Account C, you should read our Statement of Additional Information dated May 1, 2023, as amended or supplemented, which is incorporated by reference into this Prospectus. The Statement of Additional Information is available, without charge, upon request. You can view a copy of the Statement of Additional Information online at https://americanfidelity.com/support/annuities/p‑2 or you can request a copy by calling 1.800.662.1113 x8840 or by sending an email request to va.help@americanfidelity.com.
Reports and other information about the Registrant are available on the Securities and Exchange Commission Website at http://www.sec.gov. Copies of the information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
EDGAR Contract No.: C000027248
ANN‑160

22

AFMaxx® 457(b) Group Variable Annuity

issued by

American Fidelity Separate Account C

and

American Fidelity Assurance Company

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2023

This Statement of Additional Information (“SAI”) is not a prospectus. This SAI relates to the prospectus for the AFMaxx® 457(b) Group Variable Annuity dated the same day as the SAI.

The Prospectus concisely sets forth information that a prospective investor should know before investing. For a copy of the Prospectus,

call us at:	e-mail us at:

1.800.662.1113 x8840	va.help@americanfidelity.com

i

GENERAL INFORMATION AND HISTORY

American Fidelity Assurance Company, which was organized in Oklahoma in 1960, is a wholly owned subsidiary of American Fidelity Corporation, an insurance holding company. American Fidelity Assurance Company is licensed to conduct life, annuity and accident and health insurance business in 49 states, the District of Columbia, Guam and American Samoa.

American Fidelity Assurance Company established Separate Account C as a separate account under Oklahoma insurance law in 2002 to hold the assets that underlie the AFMaxx® 457(b) Group Variable Annuity policies. Separate Account C is registered with the SEC as a unit investment trust under the Investment Company Act of 1940; its inception date is June 4, 2002. The Separate Account is divided into multiple sub-accounts.

The stock of American Fidelity Corporation is controlled by a family investment partnership, Cameron Enterprises A Limited Partnership, an Oklahoma limited partnership. William M. Cameron and Lynda L. Cameron each own 50% of the common stock of Cameron Associates, Inc., the sole general partner of Cameron Enterprises A Limited Partnership, through their respective trusts.

NON-PRINCIPAL RISKS OF INVESTING IN THE AFMAXX® 457(B) GROUP VARIABLE ANNUITY

The non-principal risks of investing in the AFMaxx® 457(b) Group Variable Annuity are described in the prospectus.

OFFERING OF THE AFMAXX®457(B) GROUP VARIABLE ANNUITY

American Fidelity Separate Account C offers the AFMaxx®457(b) Group Variable Annuity to employers of public school educators in grades K-12 (including school administrators and staff) in order to address their retirement savings and other insurance product needs. This is accomplished by our sales representatives meeting directly with such educators.

FIXED ANNUITY PAYOUT

The dollar amount of each fixed annuity payment will be at least as great as that determined in accordance with the annuity table that corresponds with the annuity option selected. The fixed annuity provides an annual guaranteed interest rate on all annuity options.

UNDERWRITER

American Fidelity Securities, Inc., a wholly owned subsidiary of American Fidelity Assurance Company, is the principal underwriter for the annuity policies and acts as the distributor of the policies. The policies are offered on a continuous basis. The aggregate underwriting commissions paid to and retained by American Fidelity Securities in connection with Separate Account C for 2022, 2021 and 2020 were $119,056, $111,636 and $92,885, respectively.

CUSTODIAN, INDEPENDENT AUDITOR AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The name and address of the person who maintains physical possession of the accounts, books and other documents of American Fidelity Separate Account C required by Section 31(a) of the Investment Company Act of 1940 is set forth in Separate Account C’s most recent report on Form N-CEN.

The financial statements of American Fidelity Separate Account C, included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report and the statutory-basis financial statements of American Fidelity Assurance Company included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, an independent auditor, as stated in their report. The address of Deloitte & Touche LLP is 100 N. Broadway Avenue, Suite 2340, Oklahoma City, Oklahoma 73102.

INVESTMENT CONSULTANT

InvesTrust Consulting, LLC, 5100 N. Classen Blvd., Suite 600, Oklahoma City, Oklahoma 73118, acts as an investment consultant for the Registrant and American Fidelity Assurance Company. Under the Investment Consultant Agreement, from time to time, InvesTrust Consulting, LLC provides certain reports and information to Separate Account C and American Fidelity Assurance Company. InvesTrust Consulting, LLC is an indirect subsidiary of American Fidelity Corporation, which owns 100% of American Fidelity Assurance Company.

American Fidelity Assurance Company pays any compensation payable to InvesTrust Consulting, LLC for services provided to Separate Account C. InvesTrust Consulting received $29,784, $29,808 and $22,677 for services provided to Separate Account C in 2022, 2021 and 2020, respectively.

LEGAL OPINION

McAfee & Taft A Professional Corporation, Oklahoma City, Oklahoma, has provided advice on certain matters relating to the federal securities and income tax laws in connection with the policies.

FINANCIAL STATEMENTS

Following are the financial statements of Separate Account C and the financial statements and schedules of American Fidelity Assurance Company. The financial statements of American Fidelity Assurance Company should be considered only as bearing upon the ability of American Fidelity Assurance Company to meet its obligations under the policies; they should not be considered as bearing on the investment performance of the assets held in Separate Account C.

AMERICAN FIDELITY SEPARATE ACCOUNT C

Financial Statements

December 31, 2022

(With Report of Independent Registered Public Accounting Firm Thereon)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of American Fidelity Assurance Company and Contract Owners of American Fidelity Separate Account C

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Sub-Accounts listed in Appendix A of American Fidelity Separate Account C (the “Separate Account”) of American Fidelity Assurance Company (the “Company”) comprising each of the individual Sub-Accounts listed in Appendix A as of December 31, 2022, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Sub-Accounts constituting the Separate Account as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years then ended, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial highlights for each of the two years ended December 31, 2019 were audited by other auditors whose report dated February 28, 2020, expressed an unqualified opinion on those statements.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on the Separate Account’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 2022, by correspondence with the underlying mutual funds. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Oklahoma City, Oklahoma

February 27, 2023

We have served as the Company’s auditor since 2020.

1

American Fidelity Separate Account C of American Fidelity Assurance Company

Report of Independent Registered Public Accounting Firm

Appendix A

Sub-Account	Statement of Assets and Liabilities as of	Statement of Operations for the	Statement of Changes in Net Assets for	Financial Highlights for
American Fund International	December 31, 2022	Year Ended December 31, 2022	Each of the two years in the period ended December 31, 2022	Each of the three years in the period ended December 31, 2022

American Washington Mutual Investors	December 31, 2022	Year Ended December 31, 2022	Each of the two years in the period ended December 31, 2022	Each of the three years in the period ended December 31, 2022

BNY Mellon Stock Index	December 31, 2022	Year Ended December 31, 2022	Each of the two years in the period ended December 31, 2022	Each of the three years in the period ended December 31, 2022

BNY Mellon Sustainable US Equity	December 31, 2022	Year Ended December 31, 2022	Each of the two years in the period ended December 31, 2022	Each of the three years in the period ended December 31, 2022

BNY Mellon Opportunistic Small Cap	December 31, 2022	Year Ended December 31, 2022	Each of the two years in the period ended December 31, 2022	Each of the three years in the period ended December 31, 2022

Vanguard Total Bond Market Index	December 31, 2022	Year Ended December 31, 2022	Each of the two years in the period ended December 31, 2022	Each of the three years in the period ended December 31, 2022

Vanguard Balanced	December 31, 2022	Year Ended December 31, 2022	Each of the two years in the period ended December 31, 2022	Each of the three years in the period ended December 31, 2022

Vanguard Capital Growth	December 31, 2022	Year Ended December 31, 2022	Each of the two years in the period ended December 31, 2022	Each of the three years in the period ended December 31, 2022

Vanguard Total Stock Index	December 31, 2022	Year Ended December 31, 2022	Each of the two years in the period ended December 31, 2022	Each of the three years in the period ended December 31, 2022

Vanguard Mid Cap Index	December 31, 2022	Year Ended December 31, 2022	Each of the two years in the period ended December 31, 2022	Each of the three years in the period ended December 31, 2022

2

AMERICAN FIDELITY SEPARATE ACCOUNT C

Statements of Assets and Liabilities

December 31, 2022

	Segregated Subaccounts
	American	American	BNY Mellon	BNY Mellon	BNY Mellon
	Fund	Washington	Stock	Sustainable	Opportunistic
	International	Mutual Investors*	Index	US Equity	Small Cap
Investments:
American Fund International (158,664 shares at net asset value of $15.31 per share) (cost $3,131,743)	$2,429,150	$—	$—	$—	$—
American Washington Mutual Investors (895,330 shares at net asset value of $12.69 per share) (cost $11,469,224)	—	11,361,733	—	—	—
BNY Mellon Stock Index Fund (412,426 shares at net asset value of $57.81 per share) (cost $18,299,792)	—	—	23,842,331	—	—
BNY Mellon Sustainable US Equity (57,283 shares at net asset value of $41.73 per share) (cost $2,083,415)	—	—	—	2,390,402	—
BNY Mellon Opportunistic Small Cap (320,737 shares at net asset value of $39.39 per share) (cost $12,840,719)	—	—	—	—	12,633,843

Total assets	2,429,150	11,361,733	23,842,331	2,390,402	12,633,843
Liabilities:
Payable due to related party	100	467	980	98	519

Total liabilities	100	467	980	98	519

Net assets	$2,429,050	$11,361,266	$23,841,351	$2,390,304	$12,633,324

Accumulation units outstanding	224,343	860,842	519,817	60,402	1,084,490
Accumulation unit value	$10.827	$13.198	$45.865	$39.573	$11.649

See accompanying notes to financial statements.

*	See Note 1(b) for name change.

3	(Continued)

AMERICAN FIDELITY SEPARATE ACCOUNT C

Statements of Assets and Liabilities

December 31, 2022

	Segregated Subaccounts
	Vanguard		Vanguard	Vanguard	Vanguard
	Total Bond	Vanguard	Capital	Total	Mid Cap
	Market Index	Balanced	Growth	Stock Index	Index
Investments:
Vanguard Total Bond Market Index (326,362 shares at net asset value of $10.32 per share) (cost $3,874,588)	$3,368,059	$—	$—	$—	$—
Vanguard Balanced (687,353 shares at net asset value of $21.72 per share) (cost $15,053,523)	—	14,929,306	—	—	—
Vanguard Capital Growth (218,056 shares at net asset value of $38.81 per share) (cost $7,507,137)	—	—	8,462,743	—	—
Vanguard Total Stock Index (238,263 shares at net asset value of $42.30 per share) (cost $9,433,166)	—	—	—	10,078,523	—
Vanguard Mid Cap Index (200,298 shares at net asset value of $21.38 per share) (cost $4,541,952)	—	—	—	—	4,282,365

Total assets	3,368,059	14,929,306	8,462,743	10,078,523	4,282,365
Liabilities:
Payable due to related party	138	614	348	414	176

Total liabilities	138	614	348	414	176

Net assets	$3,367,921	$14,928,692	$8,462,395	$10,078,109	$4,282,189

Accumulation units outstanding	269,018	534,721	201,649	554,929	259,744
Accumulation unit value	$12.519	$27.919	$41.966	$18.161	$16.486

See accompanying notes to financial statements.

4

AMERICAN FIDELITY SEPARATE ACCOUNT C

Statements of Operations

Year ended December 31, 2022

	Segregated Subaccounts
	American	American	BNY Mellon	BNY Mellon	BNY Mellon
	Fund	Washington	Stock	Sustainable	Opportunistic
	International	Mutual Investors*	Index	US Equity	Small Cap
Net investment income (loss):
Investment income distribution from underlying mutual fund	$49,315	$248,755	$344,091	$13,103	$—
Less expenses:
Mortality and risk	28,842	145,173	320,129	31,846	168,855
Administration	3,461	17,421	38,415	3,821	20,263
Distribution	2,307	11,614	25,610	2,548	13,508

Total expenses	34,610	174,208	384,154	38,215	202,626

Net investment income (loss)	14,705	74,547	(40,063)	(25,112)	(202,626)

Realized gains on investments:
Realized gains distributions from underlying mutual fund	315,202	2,617,331	2,197,929	179,443	2,769,831
Proceeds from sales	29,508	722,465	1,485,702	62,442	988,580
Cost of investments sold	33,710	676,144	889,805	44,836	914,440

Net realized gains (losses) on investments sold	(4,202)	46,321	595,897	17,606	74,140

Net realized gains on investments	311,000	2,663,652	2,793,826	197,049	2,843,971

Unrealized appreciation (depreciation) on investments, end of year	(702,593)	(107,491)	5,542,539	306,987	(206,876)
Unrealized appreciation on investments, beginning of year	195,995	3,863,704	14,112,921	1,207,408	5,217,898

Change in unrealized appreciation (depreciation) on investments	(898,588)	(3,971,195)	(8,570,382)	(900,421)	(5,424,774)

Net decrease in net assets from operations	$(572,883)	$(1,232,996)	$(5,816,619)	$(728,484)	$(2,783,429)

See accompanying notes to financial statements.

*	See Note 1(b) for name change.

5	(Continued)

AMERICAN FIDELITY SEPARATE ACCOUNT C

Statements of Operations

Year ended December 31, 2022

	Segregated Subaccounts
	Vanguard		Vanguard	Vanguard	Vanguard
	Total Bond	Vanguard	Capital	Total	Mid Cap
	Market Index	Balanced	Growth	Stock Index	Index
Net investment income (loss):
Investment income distribution from underlying mutual fund	$69,839	$307,080	$73,775	$139,420	$45,312
Less expenses:
Mortality and risk	43,683	198,056	106,899	131,442	52,249
Administration	5,242	23,767	12,828	15,773	6,270
Distribution	3,495	15,844	8,552	10,515	4,180

Total expenses	52,420	237,667	128,279	157,730	62,699

Net investment income (loss)	17,419	69,413	(54,504)	(18,310)	(17,387)

Realized gains (losses) on investments:
Realized gains distributions from underlying mutual fund	24,781	1,538,216	797,154	746,822	429,860
Proceeds from sales	374,777	1,504,295	295,570	555,219	112,458
Cost of investments sold	401,494	1,421,670	229,668	503,279	118,505

Net realized gains (losses) on investments sold	(26,717)	82,625	65,902	51,940	(6,047)

Net realized gains (losses) on investments	(1,936)	1,620,841	863,056	798,762	423,813

Unrealized appreciation (depreciation) on investments, end of year	(506,529)	(124,217)	955,606	645,357	(259,587)
Unrealized appreciation on investments, beginning of year	72,293	4,409,793	3,374,280	3,988,431	1,094,367

Change in unrealized appreciation (depreciation) on investments	(578,822)	(4,534,010)	(2,418,674)	(3,343,074)	(1,353,954)

Net decrease in net assets from operations	$(563,339)	$(2,843,756)	$(1,610,122)	$(2,562,622)	$(947,528)

See accompanying notes to financial statements.

6

AMERICAN FIDELITY SEPARATE ACCOUNT C

Statements of Changes in Net Assets

Year ended December 31, 2022

	Segregated Subaccounts
	American	American	BNY Mellon	BNY Mellon	BNY Mellon
	Fund	Washington	Stock	Sustainable	Opportunistic
	International	Mutual Investors*	Index	US Equity	Small Cap
Decrease in net assets from operations:
Net investment income (loss)	$14,705	$74,547	$(40,063)	$(25,112)	$(202,626)
Net realized gains on investments	311,000	2,663,652	2,793,826	197,049	2,843,971
Unrealized depreciation during the year	(898,588)	(3,971,195)	(8,570,382)	(900,421)	(5,424,774)

Net decrease in net assets from operations	(572,883)	(1,232,996)	(5,816,619)	(728,484)	(2,783,429)
Net increase (decrease) in net assets from contract transactions	461,508	(183,153)	(221,896)	124,408	(60,170)

Decrease in net assets	(111,375)	(1,416,149)	(6,038,515)	(604,076)	(2,843,599)
Net assets, beginning of year	2,540,425	12,777,415	29,879,866	2,994,380	15,476,923

Net assets, end of year	$2,429,050	$11,361,266	$23,841,351	$2,390,304	$12,633,324

See accompanying notes to financial statements.

*	See Note 1(b) for name change.

7	(Continued)

AMERICAN FIDELITY SEPARATE ACCOUNT C

Statements of Changes in Net Assets

Year ended December 31, 2022

	Segregated Subaccounts
	Vanguard		Vanguard	Vanguard	Vanguard
	Total Bond	Vanguard	Capital	Total	Mid Cap
	Market Index	Balanced	Growth	Stock Index	Index
Decrease in net assets from operations:
Net investment income (loss)	$17,419	$69,413	$(54,504)	$(18,310)	$(17,387)
Net realized gains (losses) on investments	(1,936)	1,620,841	863,056	798,762	423,813
Unrealized depreciation during the year	(578,822)	(4,534,010)	(2,418,674)	(3,343,074)	(1,353,954)

Net decrease in net assets from operations	(563,339)	(2,843,756)	(1,610,122)	(2,562,622)	(947,528)
Net increase (decrease) in net assets from contract transactions	3,513	(569,283)	609,505	816,048	644,251

Decrease in net assets	(559,826)	(3,413,039)	(1,000,617)	(1,746,574)	(303,277)
Net assets, beginning of year	3,927,747	18,341,731	9,463,012	11,824,683	4,585,466

Net assets, end of year	$3,367,921	$14,928,692	$8,462,395	$10,078,109	$4,282,189

See accompanying notes to financial statements.

8

AMERICAN FIDELITY SEPARATE ACCOUNT C

Statements of Changes in Net Assets

Year ended December 31, 2021

	Segregated Subaccounts
	American	American	BNY Mellon	BNY Mellon	BNY Mellon
	Fund	Washington	Stock	Sustainable	Opportunistic
	International	Mutual Investors*	Index	US Equity	Small Cap
Increase (decrease) in net assets from operations:
Net investment income (loss)	$37,290	$22,089	$(96,424)	$(20,314)	$(212,787)
Net realized gains on investments	106,588	200,559	1,838,523	113,100	341,124
Unrealized appreciation (depreciation) during the year	(215,669)	2,466,233	4,573,867	506,406	1,868,357

Net increase (decrease) in net assets from operations	(71,791)	2,688,881	6,315,966	599,192	1,996,694
Net increase (decrease) in net assets from contract transactions	207,684	(278,788)	(752,350)	32,888	(169,543)

Increase in net assets	135,893	2,410,093	5,563,616	632,080	1,827,151
Net assets, beginning of year	2,404,532	10,367,322	24,316,250	2,362,300	13,649,772

Net assets, end of year	$2,540,425	$12,777,415	$29,879,866	$2,994,380	$15,476,923

See accompanying notes to financial statements.

*	See Note 1(b) for name change.

9	(Continued)

AMERICAN FIDELITY SEPARATE ACCOUNT C

Statements of Changes in Net Assets

Year ended December 31, 2021

	Segregated Subaccounts
	Vanguard		Vanguard	Vanguard	Vanguard
	Total Bond	Vanguard	Capital	Total	Mid Cap
	Market Index	Balanced	Growth	Stock Index	Index
Increase (decrease) in net assets from operations:
Net investment income (loss)	$22,423	$43,830	$(51,169)	$(39,640)	$(18,369)
Net realized gains on investments	35,876	918,959	698,283	688,523	277,876
Unrealized appreciation (depreciation) during the year	(185,072)	1,709,496	868,621	1,532,280	524,360

Net increase (decrease) in net assets from operations	(126,773)	2,672,285	1,515,735	2,181,163	783,867
Net increase (decrease) in net assets from contract transactions	144,099	386,489	427,232	829,862	474,042

Increase in net assets	17,326	3,058,774	1,942,967	3,011,025	1,257,909
Net assets, beginning of year	3,910,421	15,282,957	7,520,045	8,813,658	3,327,557

Net assets, end of year	$3,927,747	$18,341,731	$9,463,012	$11,824,683	$4,585,466

See accompanying notes to financial statements.

10

AMERICAN FIDELITY SEPARATE ACCOUNT C

Financial Highlights

Five year period ended December 31

	American Fund International
	2022	2021	2020	2019	2018
Net assets	$2,429,050	$2,540,425	$2,404,532	$1,655,588	$1,200,487
Accumulation unit value	10.827	13.833	14.217	12.629	10.405
Number of accumulation units outstanding	224,343	183,656	169,127	131,091	115,379
Investment income as a percent of average net assets (1)	2.12%	3.00%	1.01%	1.81%	2.07%
Expenses as a percent of average net assets (2)	1.50	1.50	1.50	1.50	1.50
Total return (3)	(21.73)	(2.70)	12.57	21.37	(14.24)

	American Washington Mutual Investors**
	2022	2021	2020	2019	2018*
Net assets	$11,361,266	$12,777,415	$10,367,322	$9,991,524	$4,570
Accumulation unit value	13.198	14.607	11.574	10.774	8.990
Number of accumulation units outstanding	860,842	874,751	895,777	927,351	508
Investment income as a percent of average net assets (1)	2.13%	1.70%	1.99%	3.40%	3.84%
Expenses as a percent of average net assets (2)	1.50	1.50	1.50	1.50	1.50
Total return (3)	(9.65)	26.21	7.43	19.84	(10.10)

	BNY Mellon Stock Index
	2022	2021	2020	2019	2018
Net assets	$23,841,351	$29,879,866	$24,316,250	$21,315,535	$16,461,953
Accumulation unit value	45.865	57.009	45.066	38.766	29.997
Number of accumulation units outstanding	519,817	524,129	539,572	549,858	548,785
Investment income as a percent of average net assets (1)	1.34%	1.15%	1.58%	1.74%	1.67%
Expenses as a percent of average net assets (2)	1.50	1.50	1.50	1.50	1.50
Total return (3)	(19.55)	26.50	16.25	29.23	(6.05)

	BNY Mellon Sustainable US Equity
	2022	2021	2020	2019	2018
Net assets	$2,390,304	$2,994,380	$2,362,300	$1,901,646	$1,364,784
Accumulation unit value	39.573	52.091	41.637	34.046	25.722
Number of accumulation units outstanding	60,402	57,484	56,736	55,856	53,058
Investment income as a percent of average net assets (1)	0.51%	0.75%	1.07%	1.42%	1.71%
Expenses as a percent of average net assets (2)	1.50	1.50	1.50	1.50	1.50
Total return (3)	(24.03)	25.11	22.30	32.36	(5.83)

	BNY Mellon Opportunistic Small Cap
	2022	2021	2020	2019	2018
Net assets	$12,633,324	$15,476,923	$13,649,772	$11,889,584	$107,595
Accumulation unit value	11.649	14.183	12.362	10.453	8.700
Number of accumulation units outstanding	1,084,490	1,091,252	1,104,158	1,137,415	12,368
Investment income as a percent of average net assets (1)	—%	0.11%	0.64%	—%	—%
Expenses as a percent of average net assets (2) (4)	1.50	1.50	1.37	1.21	1.50
Total return (3)	(17.87)	14.73	18.26	20.15	(20.29)

	Vanguard Total Bond Market Index
	2022	2021	2020	2019	2018
Net assets	$3,367,921	$3,927,747	$3,910,421	$3,760,789	$3,135,772
Accumulation unit value	12.519	14.643	15.124	14.271	13.330
Number of accumulation units outstanding	269,018	268,234	258,557	263,534	235,241
Investment income as a percent of average net assets (1)	1.99%	2.07%	2.51%	2.51%	2.29%
Expenses as a percent of average net assets (2)	1.50	1.50	1.50	1.50	1.50
Total return (3)	(14.51)	(3.18)	5.98	7.06	(1.62)

	Vanguard Balanced
	2022	2021	2020	2019	2018
Net assets	$14,928,692	$18,341,731	$15,282,957	$14,652,590	$11,890,126
Accumulation unit value	27.919	33.071	28.207	25.870	21.440
Number of accumulation units outstanding	534,721	554,613	541,814	566,388	554,569
Investment income as a percent of average net assets (1)	1.93%	1.77%	2.72%	2.65%	2.37%
Expenses as a percent of average net assets (2)	1.50	1.50	1.50	1.50	1.50
Total return (3)	(15.58)	17.24	9.03	20.66	(4.85)

	Vanguard Capital Growth
	2022	2021	2020	2019	2018
Net assets	$8,462,395	$9,463,012	$7,520,045	$5,994,033	$4,140,321
Accumulation unit value	41.966	50.410	42.102	36.381	29.195
Number of accumulation units outstanding	201,649	187,720	178,614	164,756	141,816
Investment income as a percent of average net assets (1)	0.86%	0.93%	1.39%	1.05%	0.82%
Expenses as a percent of average net assets (2)	1.50	1.50	1.50	1.50	1.50
Total return (3)	(16.75)	19.73	15.73	24.61	(2.65)

11

AMERICAN FIDELITY SEPARATE ACCOUNT C

Financial Highlights

Five year period ended December 31

	Vanguard Total Stock Index
	2022	2021	2020	2019	2018
Net assets	$10,078,109	$11,824,683	$8,813,658	$7,150,004	$5,281,728
Accumulation unit value	18.161	22.937	18.532	15.604	12.115
Number of accumulation units outstanding	554,929	515,534	475,589	458,203	435,971
Investment income as a percent of average net assets (1)	1.32%	1.13%	1.60%	1.52%	1.49%
Expenses as a percent of average net assets (2)	1.50	1.50	1.50	1.50	1.50
Total return (3)	(20.82)	23.77	18.76	28.80	(6.74)

	Vanguard Mid Cap Index
	2022	2021	2020	2019	2018
Net assets	$4,282,189	$4,585,466	$3,327,557	$2,597,594	$1,690,157
Accumulation unit value	16.486	20.616	16.828	14.468	11.222
Number of accumulation units outstanding	259,744	222,426	197,734	179,540	150,609
Investment income as a percent of average net assets (1)	1.08%	1.05%	1.39%	1.39%	1.14%
Expenses as a percent of average net assets (2)	1.50	1.50	1.50	1.50	1.50
Total return (3)	(20.03)	22.51	16.31	28.93	(10.68)

*	The segregated subaccount was added as an investment option on May 1, 2018. Investment income and expense ratios are annualized and total return is not annualized.
**	See Note 1(b) for name change.
(1)	These ratios represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund divided by the average net assets.
(2)

These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges and administrative charges. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(3)

The total return for the period indicated, including changes in the value of the underlying fund, reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption for units. Inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(4)

This charge will be reduced by 0.29% from June 14, 2019 to June 13, 2020 for participants in the BNY Mellon Opportunistic Small Cap Portfolio to reflect American Fidelity Assurance Company’s agreement to waive fees equal to the difference between (1) the Net Annual Operating Expenses of the Blackrock Advantage U.S Total Market V.I. Fund, and (2) the Total Annual Operating Expenses of the BNY Mellon Opportunistic Small Cap Portfolio. The agreement was made in connection with the replacement of the Blackrock Advantage U.S. Market V.I. Fund with the BNY Mellon Opportunistic Small Cap Portfolio on June 14, 2019.

See accompanying notes to financial statements.

12

AMERICAN FIDELITY SEPARATE ACCOUNT C

Notes to Financial Statements

December 31, 2022

(1)	Summary of Significant Accounting Policies

(a)	Organization

American Fidelity Separate Account C (Account C) is a separate account of American Fidelity Assurance Company (AFA) and is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The inception date of Account C was June 4, 2002. Account C is an investment company and applies the specialized accounting and reporting guidance in Financial Accounting Standards Board (FASB) ASC Topic 946 Financial Services – Investment Companies.

The assets of each of the segregated subaccounts are held for the exclusive benefit of the variable annuity contract owners and are not chargeable with liabilities arising out of the business conducted by any other account or by AFA. Contract owners allocate their variable annuity purchase payments to one or more of the segregated subaccounts. Such payments are then invested in the various funds underlying the subaccounts (collectively referred to as the Funds).

(b)	Investments

On May 1, 2021, American Blue Chip Income and Growth Fund changed its name to American Washington Mutual Investors.

Investments in shares of the Funds are stated at fair value, which is the net asset value per share as determined daily by the Funds. Transactions are recorded on a trade-date basis by the Funds. Income from dividends and gains from realized gain distributions are recorded on the ex-distribution date.

Realized gains and losses from investment transactions and unrealized appreciation or depreciation of investments are determined on the average cost basis.

Account C groups its financial assets measured at fair value in three levels, based on inputs and assumptions used to determine the fair value. These levels are as follows:

•	Level 1 – quoted prices in active markets for identical securities.

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•	Level 3 – significant unobservable inputs (including Account C’s own assumptions used to determine the fair value of investments).

There were no transfers of securities from Level 1 to Level 2 or vice versa throughout the year.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

13

AMERICAN FIDELITY SEPARATE ACCOUNT C

Notes to Financial Statements

December 31, 2022

The following table summarizes the inputs used to value Account C’s investments as of December 31, 2022:

Level 1 – Quoted prices	$93,778,455
Level 2 – Other significant observable inputs	—
Level 3 – Significant unobservable inputs	—

Total	$93,778,455

(c)	Federal Income Taxes

Account C is not taxed separately because the operations of Account C are part of the total operations of AFA. AFA files its federal income tax returns, under sections of the Internal Revenue Code (the Code) applicable to life insurance companies, as part of the American Fidelity Corporation and Subsidiaries consolidated federal income tax returns. Account C will not be taxed as a “regulated investment company” under subchapter M of the Code. Based on this, no charge is being made currently to Account C for federal income taxes. AFA will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

Account C recognizes and measures unrecognized tax positions in accordance with FASB ASC 740. Account C has no unrecognized tax positions as of December 31, 2022.

As of December 31, 2022, Account C has no accrued interest and penalties related to unrecognized tax positions. Account C would recognize interest accrued related to unrecognized tax positions in interest expense and penalties accrued in operating expense, should they occur.

The tax years 2017 through 2022 remain open to examination by the major taxing jurisdictions to which Account C is subject. Account C, as part of AFA, is not currently under examination by any taxing authority and does not expect any material changes to its unrecognized tax positions within the next twelve months.

(d)	Annuity Reserves

Annuity reserves are computed for current payable contracts according to the Progressive Annuity Mortality Table. The assumed interest rate is 3.5% unless the annuitant elects otherwise, in which case the rate may vary from 0% to 5.0% as regulated by the laws of the respective states. Charges to annuity reserves for mortality and expense risks experience are reimbursed to AFA if the reserves required are less than originally estimated.

If additional reserves are required, AFA reimburses Account C. As of December 31, 2022, there were no contract owners who had elected the variable annuity method of payout. Accordingly, Account C held no annuity reserves at December 31, 2022.

14

AMERICAN FIDELITY SEPARATE ACCOUNT C

Notes to Financial Statements

December 31, 2022

(e)	Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the reporting period. Actual results could differ from those estimates.

(2)	Expenses and Related-Party Transactions

AFA manages the operations of Account C and assumes certain mortality and expense risks under the variable annuity contracts. Administrative fees are equal to 0.0004110% of the Funds’ daily net assets (0.15% per annum). Mortality and expense fees are equal to 0.0034247% of the Funds’ daily net assets (1.25% per annum). All such fees were paid to AFA. Distribution fees are equal to 0.0002740% (0.10% per annum).

During the accumulation period, contract owners may partially or totally withdraw from Account C by surrendering a portion or all of their accumulation units. The Code may limit certain withdrawals based upon age, disability, and other factors. When contract owners withdraw, they receive the current value of their accumulation units, less applicable withdrawal charges. These withdrawal charges, assessed through the redemption of units, are 8.0% in policy years one through five, 4.0% in policy years six through ten, and 0% beginning in policy year eleven. Distribution fees and withdrawal charges were paid to American Fidelity Securities, Inc., an affiliated broker dealer company.

(3)	Unit Activity from Contract Transactions

Transactions in units for each segregated subaccount for the years ended December 31, 2022 and 2021 were as follows:

	2022 – Segregated Subaccounts
	American Fund International		AM Washington Mutual Investors*
	Units	Dollars	Units	Dollars
Payments received	46,803	$529,727	48,401	$641,038
Withdrawal of funds	(6,116)	(68,219)	(62,310)	(824,191)

Net change from contract transactions	40,687	$461,508	(13,909)	$(183,153)

	2022 – Segregated Subaccounts
	BNY Mellon Stock Index		BNY Mellon SUS US Equity
	Units	Dollars	Units	Dollars
Payments received	33,963	$1,643,378	4,617	$197,408
Withdrawal of funds	(38,275)	(1,865,274)	(1,699)	(73,000)

Net change from contract transactions	(4,312)	$(221,896)	2,918	$124,408

*	See Note 1(b) for name change.

15

AMERICAN FIDELITY SEPARATE ACCOUNT C

Notes to Financial Statements

December 31, 2022

	2022 – Segregated Subaccounts
	BNY Mellon Opp Small Cap		VG Total Bond Market Index
	Units	Dollars	Units	Dollars
Payments received	85,959	$1,084,913	32,801	$430,696
Withdrawal of funds	(92,721)	(1,145,083)	(32,017)	(427,183)

Net change from contract transactions	(6,762)	$(60,170)	784	$3,513

	2022 – Segregated Subaccounts
	Vanguard Balanced		Vanguard Capital Growth
	Units	Dollars	Units	Dollars
Payments received	39,555	$1,148,844	23,865	$1,041,928
Withdrawal of funds	(59,447)	(1,718,127)	(9,936)	(432,423)

Net change from contract transactions	(19,892)	$(569,283)	13,929	$609,505

	2022 – Segregated Subaccounts
	VG Total Stock Index		VG Total Mid Cap Index
	Units	Dollars	Units	Dollars
Payments received	78,909	$1,563,084	47,433	$815,052
Withdrawal of funds	(39,514)	(747,036)	(10,115)	(170,801)

Net change from contract transactions	39,395	$816,048	37,318	$644,251

	2021 – Segregated Subaccounts
	American Fund International		AM Washington Mutual Investors*
	Units	Dollars	Units	Dollars
Payments received	67,747	$977,538	48,976	$642,418
Withdrawal of funds	(53,218)	(769,854)	(70,002)	(921,206)

Net change from contract transactions	14,529	$207,684	(21,026)	$(278,788)

*	See Note 1(b) for name change.

16

AMERICAN FIDELITY SEPARATE ACCOUNT C

Notes to Financial Statements

December 31, 2022

	2021 – Segregated Subaccounts
	BNY Mellon Stock Index		BNY Mellon SUS US Equity
	Units	Dollars	Units	Dollars
Payments received	32,736	$1,658,721	4,896	$224,220
Withdrawal of funds	(48,179)	(2,411,071)	(4,148)	(191,332)

Net change from contract transactions	(15,443)	$(752,350)	748	$32,888

	2021 – Segregated Subaccounts
	BNY Mellon Opp Small Cap		VG Total Bond Market Index
	Units	Dollars	Units	Dollars
Payments received	79,639	$1,107,505	34,255	$505,992
Withdrawal of funds	(92,545)	(1,277,048)	(24,578)	(361,893)

Net change from contract transactions	(12,906)	$(169,543)	9,677	$144,099

	2021– Segregated Subaccounts
	Vanguard Balanced		Vanguard Capital Growth
	Units	Dollars	Units	Dollars
Payments received	37,165	$1,135,587	21,518	$1,018,800
Withdrawal of funds	(24,366)	(749,098)	(12,412)	(591,568)

Net change from contract transactions	12,799	$386,489	9,106	$427,232

	2021 – Segregated Subaccounts
	VG Total Stock Index		VG Total Mid Cap Index
	Units	Dollars	Units	Dollars
Payments received	74,752	$1,546,164	35,795	$680,419
Withdrawal of funds	(34,807)	(716,302)	(11,103)	(206,377)

Net change from contract transactions	39,945	$829,862	24,692	$474,042

(4) Subsequent Events

There were no material events that occurred subsequent to December 31, 2022. Subsequent events have been considered through February 27, 2023, the date the financial statements were issued.

17

AMERICAN FIDELITY ASSURANCE COMPANY

Statutory Financial Statements and Supplemental Schedules

December 31, 2022 and 2021

(With Independent Auditor’s Report Thereon)

AMERICAN FIDELITY ASSURANCE COMPANY

INDEPENDENT AUDITOR’S REPORT

The Board of Directors and Management of American Fidelity Assurance Company

We have audited the statutory-basis financial statements of American Fidelity Assurance Company (the “Company”), which comprise the statutory-basis statements of admitted assets, liabilities, and capital and surplus as of December 31, 2022 and 2021, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 2022, and the related notes to the statutory-basis financial statements (collectively referred to as the “statutory-basis financial statements”).

Unmodified Opinion on Statutory-Basis of Accounting

In our opinion, the accompanying statutory-basis financial statements present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of the Company as of December 31, 2022 and 2021, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2022, in accordance with the accounting practices prescribed or permitted by the Oklahoma Insurance Department as described in Note 1 to the statutory-basis financial statements. Adverse Opinion on Accounting Principles Generally Accepted in the United States of America In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America section of our report, the statutory-basis financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2022 and 2021, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2022.

Basis for Opinions

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (GAAS). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Statutory-Basis Financial Statements section of our report. We are required to be independent of the Company, and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Emphasis of a Matter

As discussed in Note 14, the Company’s financial statements may not be indicative of the financial position, results of operations and cash flows that may have resulted had the Company functioned as a stand-alone operation independent of its Parent and affiliates. Our opinion is not modified with respect to this matter.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America

As described in Note 1 to the statutory-basis financial statements, the statutory-basis financial statements are prepared by the Company using the accounting practices prescribed or permitted by the Oklahoma Insurance Department, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the Oklahoma Insurance Department.

The effects on the statutory-basis financial statements of the variances between the statutory-basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material and pervasive.

Responsibilities of Management for the Statutory-Basis Financial Statements

Management is responsible for the preparation and fair presentation of the statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the Oklahoma Insurance Department. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of statutory-basis financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the statutory-basis financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date that the statutory-basis financial statements are issued.

Auditor’s Responsibilities for the Audit of the Statutory-Basis Financial Statements

Our objectives are to obtain reasonable assurance about whether the statutory-basis financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the statutory-basis financial statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•

Identify and assess the risks of material misstatement of the statutory-basis financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the statutory-basis financial statements.

•

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, no such opinion is expressed.

•

Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the statutory-basis financial statements.

•

Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control–related matters that we identified during the audit.

Report on Supplemental Schedules

Our 2022 audit was conducted for the purpose of forming an opinion on the 2022 statutory-basis financial statements as a whole. The supplemental information included in Schedule I – Summary of Investments—Other than Investments in Related Parties, Schedule III – Supplementary Insurance Information, and Schedule IV – Reinsurance as of and for the year ended December 31, 2022, are presented for purposes of additional analysis and are not a required part of the 2022 statutory-basis financial statements. These schedules are the responsibility of the Company’s management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory-basis financial statements. Such schedules have been subjected to the auditing procedures applied in our audit of the 2022 statutory-basis financial statements and certain additional procedures, including comparing and reconciling such schedules directly to the underlying accounting and other records used to prepare the statutory-basis financial statements or to the statutory-basis financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, such schedules are fairly stated in all material respects in relation to the 2022 statutory-basis financial statements as a whole.

/s/ Deloitte & Touche LLP

Oklahoma City, Oklahoma

April 13, 2023

AMERICAN FIDELITY ASSURANCE COMPANY

Statutory Statements of Admitted Assets,

Liabilities, and Capital and Surplus

December 31, 2022 and 2021

(Dollar amounts in thousands)

Admitted Assets	2022	2021
Cash and invested assets:
Bonds	$4,698,886	$4,637,029
Preferred stocks	5,179	5,223
Common stocks, at fair value (cost of $20,775 and $17,385 as of December 31, 2022 and 2021, respectively)	29,761	29,049
Common stock, investment in affiliates at equity value (cost of $104 as of December 31, 2022 and 2021)	1,078	771
Mortgage loans	716,821	664,721
Investment real estate, at cost (less accumulated depreciation of $19,160 and $16,914 as of December 31, 2022 and 2021, respectively)	29,779	21,102
Policy loans	47,967	49,771
Cash and short-term investments	272,709	255,862
Other invested assets	248,434	211,520
Receivable for securities	5,203	13,491

Total cash and invested assets	6,055,817	5,888,539
Life insurance premiums and annuity considerations deferred and uncollected	52,010	48,286
Accident and health premiums due and unpaid	67,864	76,611
Investment income due and accrued	39,245	37,926
Amounts recoverable from reinsurers	1,900	3,147
Other receivables under reinsurance contracts	11,399	10,190
Net deferred tax assets	42,988	43,326
Other assets	87,052	83,638
Separate accounts’ assets	1,206,759	1,436,826

Total admitted assets	$7,565,034	$7,628,489

(Continued)

AMERICAN FIDELITY ASSURANCE COMPANY

Statutory Statements of Admitted Assets,

Liabilities, and Capital and Surplus

December 31, 2022 and 2021

(Dollar amounts in thousands, except per share amounts)

Liabilities and Capital and Surplus	2022	2021
Aggregate reserves:
Life policies and contracts	$2,843,838	$2,715,271
Accident and health policies	898,800	867,007

Total aggregate reserves	3,742,638	3,582,278
Policy and contract claims reserves	161,622	144,267
Liability for premiums and other deposit funds	227,899	149,278
Remittances and items not allocated	32,422	30,168
General insurance expenses, taxes, licenses, and fees due or accrued	149,266	155,623
Funds held under coinsurance	578,689	617,094
Separate Accounts’ liabilities	1,206,759	1,436,826
Borrowed money	382,302	472,378
Other liabilities	455,212	423,768

Total liabilities	6,936,809	7,011,680

Capital and surplus:
Common stock (par value $10 per share, 250,000 shares authorized, issued, and outstanding)	2,500	2,500
Paid-in capital	5,888	5,888
Unassigned surplus	619,837	608,421

Total capital and surplus	628,225	616,809

Total liabilities and capital and surplus	$7,565,034	$7,628,489

See accompanying notes to statutory financial statements.

AMERICAN FIDELITY ASSURANCE COMPANY

Statutory Statements of Operations

Years ended December 31, 2022, 2021, and 2020

(Dollar amounts in thousands)

	2022	2021	2020
Income:
Life insurance premiums and annuity considerations	$420,995	$405,862	$398,931
Accident and health insurance premiums	1,027,016	895,000	814,685
Consideration for supplementary contracts with life contingencies	685	703	684
Net investment income	176,013	179,644	178,254
Commissions and expense allowances on reinsurance ceded	(14,953)	(3,663)	(2,210)
Other income	38,610	66,359	71,650

Total income	1,648,366	1,543,905	1,461,994

Benefits and other deductions:
Death benefits and matured endowments	49,574	54,256	46,605
Accident and health and disability benefits	495,236	399,067	372,018
Interest and adjustments on policy or deposit-type contract funds	3,719	1,768	1,409
Other benefits to policyholders and beneficiaries	186,862	270,758	186,559
Increase in aggregate reserves for future policy benefits	160,360	117,158	182,243
Selling Cost	155,555	154,901	152,011
Commissions and expense allowances on reinsurance assumed	10,478	8,468	10,035
General insurance expenses, taxes, licenses, and fees	336,803	313,770	308,538
Other	47,747	33,535	30,483

Total benefits and expenses	1,446,334	1,353,681	1,289,901

Income before federal income taxes and net realized capital gains	202,032	190,224	172,093
Federal income taxes	34,892	38,090	42,030

Income before net realized capital gains	167,140	152,134	130,063
Net realized capital gains, net of federal income tax (benefit) expense of $(26), $6,564, and $9,832 in 2022, 2021, and 2020 respectively (excluding (losses) gains of $(4,091), $21,844, and $36,920 transferred to the interest maintenance reserve in 2022, 2021, and 2020, respectively)	4,871	14,747	43

Net income	$172,011	$166,881	$130,106

See accompanying notes to statutory financial statements.

AMERICAN FIDELITY ASSURANCE COMPANY

Statutory Statements of Changes in Capital and Surplus

Years ended December 31, 2022, 2021, and 2020

(Dollar amounts in thousands)

	2022	2021	2020
Capital and surplus, beginning of year	$616,809	$590,655	$544,295
Net income	172,011	166,881	130,106
Change in net unrealized capital gains, net of tax (expense) of $(2,843), $(4,161), and $(1,042) for 2022, 2021, and 2020, respectively	11,000	560	5,205
Change in net deferred tax assets	7,254	11,471	13,818
Change in nonadmitted assets	(14,852)	(15,104)	(3,694)
Change in asset valuation reserve	(11,787)	(12,776)	(9,924)
Dividends paid to stockholder	(146,000)	(125,000)	(90,000)
Dividends declared and unpaid	(6,000)	—	—
Change in liability for reinsurance in unauthorized companies	29	(11)	1,097
Other changes	(239)	133	(248)

Net change in capital and surplus	11,416	26,154	46,360

Capital and surplus, end of year	$628,225	$616,809	$590,655

See accompanying notes to statutory financial statements.

AMERICAN FIDELITY ASSURANCE COMPANY

Statutory Statements of Cash Flow

Years ended December 31, 2022, 2021, and 2020

(Dollar amounts in thousands)

	2022	2021	2020
Premiums and annuity considerations, net of reinsurance	$1,441,256	$1,288,705	$1,219,955
Investment income received	174,344	180,045	179,616
Allowances and reserve adjustments on reinsurance ceded	(14,953)	(3,663)	(2,210)
Other income	27,337	54,823	60,719
Benefit and loss related payments	(717,287)	(722,182)	(608,178)
Net transfers to Separate Accounts	(37,051)	(29,234)	(25,342)
Commissions and other expenses paid	(511,216)	(462,655)	(423,465)
Federal income taxes paid	(29,106)	(54,755)	(44,804)
Dividends paid to policyholders	(1,317)	(1,211)	(1,068)

Net cash from operations	332,007	249,873	355,223

Proceeds from investments sold, matured, or repaid:
Bonds	552,147	845,373	1,406,341
Stocks	5,681	10,662	8,413
Mortgage loans	87,132	66,881	50,969
Other Invested Assets	21,722	42,266	657
Other	10,082	1,691	1,186

Total investment proceeds	676,764	966,873	1,467,566

Cost of investments acquired:
Bonds	(618,305)	(984,623)	(1,452,434)
Stocks	(5,674)	(9,100)	—
Mortgage loans	(139,232)	(120,866)	(111,612)
Other Invested Assets	(38,532)	(35,562)	(136,510)
Other	(12,415)	(27,285)	(32,725)

Total investments acquired	(814,158)	(1,177,436)	(1,733,281)
Net change in policy loans and loans on fund deposits	1,803	3,994	2,683

Net cash used in investing	(135,591)	(206,569)	(263,032)

Net (withdrawls) deposits on deposit-type contracts and other insurance liabilities	(11,379)	103,036	(1,750)
Dividends paid to stockholder	(146,000)	(125,000)	(90,000)
Other cash applied	(22,190)	(18,612)	(36,517)

Net cash used in financing and miscellaneous sources	(179,569)	(40,576)	(128,267)

Net change in cash and short-term investments	16,847	2,728	(36,076)
Cash and short-term investments, beginning of year	255,862	253,134	289,210

Cash and short-term investments, end of year	$272,709	$255,862	$253,134

Note: Supplemental disclosures of cash flow information for non-cash investing transactions:
Securities exchange - bond proceeds	$6,701	$3,577	$54,479
Securities exchange - bond acquisitions	6,701	3,577	54,479
Interest capitalization-Net investment income	—	243	512
Interest capitalization-Cost of investments aquired, bonds	—	243	512

See accompanying notes to statutory financial statements.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

(Dollar amounts in thousands)

(1)	Significant Accounting Policies

(a)	Company Structure and Nature of Business

American Fidelity Assurance Company (the Company) was licensed as a life insurer on November 30, 1960, and provides a variety of financial services. The Company is a wholly-owned subsidiary of American Fidelity Corporation (AFC), a Nevada insurance holding company. The Company is domiciled in the state of Oklahoma. The Company is subject to state insurance regulations and periodic examinations by state insurance departments. The Company’s ultimate parent, AFC, is 94% owned by Cameron Enterprises A Limited Partnership (CEALP) whose general partner is Cameron Associates, Inc. Cameron Associates, Inc. is owned by William M. Cameron – 50% and Lynda L. Cameron – 50%. AFC also wholly owns American Public Life Insurance Company (APL), an insurance company, also domiciled in Oklahoma. See Note 14 for listing of affiliates.

The Company is licensed to conduct business in 49 states, the District of Columbia, American Samoa, Guam, and Puerto Rico, with approximately 40% of direct premiums written in Oklahoma, Texas, and California. Activities of the Company are largely concentrated in the group disability income, group and individual annuity, supplemental health, and individual medical markets. In addition, individual and group life business is also conducted. The main thrust of the Company’s sales is worksite marketing of voluntary products through the use of payroll deduction. The Company sells these voluntary products through a salaried sales force that is broken down into two primary divisions: Association Worksite Division (AWD) and American Fidelity Educational Services (AFES). AWD specializes in voluntary disability income insurance programs aimed at selected groups and associations whose premiums are funded by employees through payroll deductions. AFES focuses on marketing to public school employees with voluntary insurance products such as disability income, tax-sheltered annuities, life insurance, dread disease, and accident only. These premiums are also funded by employees through payroll deductions. The expertise gained by the Company in worksite marketing of voluntary products is used by the Strategic Alliances Division in developing products to meet special situations. The life division was formed upon the acquisition of a block of life business in 2000. The life division administers closed blocks of individual life products that were marketed through independent brokers in the United States of America and Latin America.

(b)	Basis of Presentation

The accompanying statutory financial statements of the Company are prepared in conformity with accounting practices prescribed or permitted by the Oklahoma Insurance Department, which is a comprehensive basis of accounting other than US (United States) generally accepted accounting principles (GAAP). These prescribed Statutory Accounting Practices (SAP) include a variety of publications of the National Association of Insurance Commissioners (NAIC) including statements of SAP as well as state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. There are no differences between the accounting practices prescribed or permitted by the Oklahoma Insurance Department and the accounting practices prescribed and permitted by the NAIC. There are no permitted practices granted to the Company for 2022, 2021, and 2020 by the Oklahoma Insurance Department.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

(Dollar amounts in thousands)

(c)	Differences between SAP and GAAP

SAP differs from GAAP in several respects, which causes differences in reported assets, liabilities, stockholder’s equity (statutory capital and surplus), net income, and cash flows. The differences between SAP and GAAP include:

•

Investments in bonds are generally carried at amortized cost, except those with an NAIC designation of “6”, which are stated at the lower of amortized cost or fair value. Investments in preferred stocks are generally carried at amortized cost, except those with an NAIC designation of “4” through “6”, which are stated at the lower of amortized cost or fair value. Under GAAP, investments in bonds and preferred stocks, other than those classified as held to maturity, are carried at fair value.

•

The change in unrealized gains or losses on certain investments is recorded as an increase or decrease in statutory surplus under SAP. Under GAAP, such unrealized gains and losses are recorded as a component of comprehensive income (loss).

•

Realized capital gains and losses are determined based upon specific identification of the investments sold. Changes in admitted asset carrying amounts of investments that are carried at fair value are recorded directly in unassigned surplus as a change in net unrealized capital gains and losses. Under GAAP realized capital gains and losses are recorded as a component of earnings.

•

Interest maintenance reserve (IMR) represents the deferral of interest-related realized gains and losses, net of tax, on primarily fixed maturity investments, which are amortized into income over the remaining life of the investment sold under SAP. No such reserve is required under GAAP.

•

Investments in subsidiaries are generally carried on a statutory equity basis with equity in the earnings of subsidiaries reflected in unassigned surplus. Under GAAP, controlled subsidiaries are consolidated, and results of operations are included in net income.

•

Asset valuation reserve (AVR) represents a contingency reserve for credit-related risk on most invested assets of the Company and is charged to statutory surplus under SAP. No such reserve is required under GAAP.

•

Certain assets, principally certain deferred taxes, furniture, equipment, prepaid expenses, and premiums due from policyholders, agents’ balances, and amounts recoverable from reinsurers over 90 days are designated as nonadmitted assets and excluded from assets by a charge to statutory surplus under SAP. Under GAAP, such amounts are carried with an appropriate valuation allowance when necessary.

•

A provision is established for unsecured reinsurance recoverable balances from unauthorized reinsurers. The change in this provision is credited or charged to unassigned statutory surplus. Under GAAP, a provision is established for uncollectible reinsurance balances with any changes to this provision reflected in earnings for the period.

•

Reserves are reported net of ceded reinsurance under SAP. Under GAAP, reserves relating to business in which the ceding company is not legally relieved of its liability are reported gross with an offsetting reinsurance receivable.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

(Dollar amounts in thousands)

•

Aggregate reserves for life, annuities, and accident and health are based on statutory mortality and interest requirements without consideration for anticipated withdrawals except where allowed. Morbidity assumptions are based on the statutory morbidity requirements or Company’s experience where allowed. Under GAAP, the reserves are based on either (i) the present value of future benefits less the present value of future net premiums based on mortality, morbidity, and other assumptions that were appropriate at the time the policies were issued or acquired, or (ii) the account value for certain contracts without significant life contingencies.

•

Policy acquisition costs are expensed as incurred under SAP, while under GAAP, successful acquisition costs are deferred and recognized over either (1) the expected premium-paying period or (2) the estimated life of the contract.

•	Certain annuity contracts which pass through all investment gains to the contract holders are maintained in the separate accounts. GAAP reports these contracts in the general account of the Company.

•

Deferred income taxes are recognized for both SAP and GAAP; however, the amount permitted to be recognized is generally more restrictive under SAP and the change in deferred taxes is reported as a direct charge to surplus.

•

Leases are accounted for as operating leases, and rental payments under these leases are charged to expense when incurred. Under GAAP, leases are generally recognized on the balance sheet as a lease liability with a corresponding right-of-use asset according to the provisions of Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 842, Leases.

•	Premiums on annuity contracts are recognized when received. Under GAAP, premiums on annuity contracts are not recognized as revenue but as deposits.

•

Premiums for universal life policies and investment products consist of the entire premium received, and benefits represent the death benefits paid and the change in policy reserves, unless the products do not incorporate mortality or morbidity risk. Under GAAP, premiums received in excess of policy charges are not recognized as premium revenue, and benefits represent the excess of benefits paid over the policy account values and interest credited to the account values.

•

The Statutory Statements of Cash Flow differs in certain respects from the presentation required by GAAP, including the presentation of the changes in cash and short-term investments instead of cash and cash equivalents and restricted cash. Short-term investments include securities with maturities of one year or less at the time of acquisition. For statutory purposes, there is no reconciliation between net income and cash from operations.

•	SAP does not require the presentation of a Statement of Comprehensive Income; however, GAAP does require a Statement of Comprehensive Income.

(d)	Use of Estimates

The preparation of the financial statements in conformity with statutory accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the statutory-basis financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The estimates susceptible to significant change are those used in determining the liability for aggregate reserves for future policy benefits, losses, and claims. Although some variability is inherent in these estimates, management believes the amounts provided are adequate.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

(Dollar amounts in thousands)

(e)	Recognition of Revenue and Related Expenses

Life premiums are recognized as income when due from policyholders under the terms of the insurance contract. For accident and health contracts, premiums are recognized as income when due from the policyholders, but no earlier than the effective date of coverage, under the terms of the contract. Both life and accident and health premiums are increased by reinsurance premiums assumed and reduced by reinsurance premiums ceded. Contracts issued that do not incorporate mortality or morbidity risk are not accounted for as insurance contracts. Amounts received as payments for such contracts are recorded as direct increases to the policy reserves.

The Company estimates accrued retrospective premium adjustments (premium rate stabilization) for certain contracts in its group health and group life business based on contractually determined formulas by group. The amount of net premiums written by the Company for the years ended December 31, 2022, 2021 and 2020 that were subject to retrospective rating features were approximately $178, $184 and $302, respectively, which represented approximately 0.03%, 0.03% and 0.06% of net premiums written for group health and group life products in 2022, 2021 and 2020, respectively. No other net premiums written by the Company were subject to retrospective rating features.

(f)	Equipment and Software

Equipment and software are nonadmitted assets and stated at cost less accumulated depreciation. See Note 2 for nonadmitted assets disclosure. Equipment and software are depreciated on a straight-line basis using estimated lives of five years. Additions, renewals, and betterments are capitalized. Expenditures for maintenance and repairs are expensed. Upon retirement or disposal of an asset, the asset and related accumulated depreciation are eliminated, and any related gain or loss is included in income. Capitalized internally-developed software (IDS) costs are amortized on a straight-line basis with a useful life of three years from the date placed in service. Total depreciation and amortization expenses were $3,801, $2,813, and $2,790 for the years ended December 31, 2022, 2021 and 2020, respectively. IDS in the developmental stage is held in IDS work in process until software is placed in service.

(g)	Investments

The investment portfolio includes bonds, preferred stocks, common stocks, mortgage loans, real estate, policy loans, other invested assets, and short-term investments.

Investments are carried in accordance with rules established by the NAIC. Bonds are carried at cost, adjusted where appropriate for accretion of premium or amortization of discount using the modified scientific interest method and taking into consideration stated interest and principal provisions. Additionally, bonds rated as NAIC 6 are carried at the lower of their amortized cost or fair value. Preferred stocks are carried at cost. Preferred stocks rated NAIC 4-6 are carried at the lower of cost or fair value Perpetual preferred stocks are carried at fair value regardless of NAIC designation. Common stocks are carried at fair value.

Policy loans are stated at their aggregate unpaid principal balances.

Mortgage loans on real estate are stated at their aggregate unpaid principal balances.

Real estate held for investment is carried at cost less accumulated depreciation and encumbrances. Encumbrances as of December 31, 2022 and 2021 were approximately $16,034 and $27,142, respectively. As of December 31, 2022, the Company has two promissory notes outstanding related to this real estate. One of the promissory notes bears interest at 4.32% and is due in monthly installments of approximately $103 (including interest) to 2022. The other promissory note bears interest at 4.55% and is due in monthly installments of approximately $127 (including interest) to 2032.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

(Dollar amounts in thousands)

There were no nonadmitted amounts related to bond holdings as of December 31, 2022 and 2021.

Realized investment gains or losses are determined on the specific identification basis and recorded on the trade date, are reduced by amounts transferred to IMR and are reflected as an element of net income, net of related tax. For bonds and preferred stocks carried at fair value, the difference between amortized cost and fair value is reflected as unrealized gains and losses on investments in unassigned surplus. Changes in fair value of common stocks are reflected as unrealized gains and losses on investments in unassigned surplus.

The Company holds a significant amount of assets that it intends to match with its liabilities in relation to maturity and interest margin. In order to maximize earnings and minimize risk, the Company invests in a diverse portfolio of investments. The portfolio is diversified by geographic region, investment type, underlying collateral, maturity, and industry. Management does not believe that the Company has any significant concentrations of credit risk in its investments.

The Company generally does not invest in any below investment-grade high-yield investment bonds (junk bonds). Certain bonds are guaranteed by the U.S. government. The Company limits its risks by investing in bonds and stocks of rated companies, mortgage loans adequately collateralized by real estate, selective real estate supported by appraisals, and policy loans collateralized by policy cash values. In addition, the Company performs due diligence procedures prior to making mortgage loans. These procedures include evaluations of the credit worthiness of the mortgagees and/or tenants and independent appraisals.

(h)	Fair Value Measurements

The Company holds certain long-term bonds, common stocks, and separate account assets which are carried at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Fair value measurements are based upon observable and unobservable inputs. Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect a view of market assumptions in the absence of observable market information. The Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs. All assets carried or disclosed at fair value are classified and disclosed in one of the following three categories:

Level 1 – quoted prices in active markets for identical instruments.

Level 2 – quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3 – instruments whose significant value drivers are unobservable.

(i)	Investment Income Due and Accrued

Accrued investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned on the ex-dividend date. Due and accrued income is not recorded on: (a) bonds in default and (b) bonds delinquent more than 90 days or where collection of interest is improbable. As of December 31, 2022 and 2021, the Company’s nonadmitted investment income due and accrued was zero.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

(Dollar amounts in thousands)

(j)	Nonadmitted Assets

Certain assets, principally certain deferred income tax assets, software, prepaid expenses and leasehold improvements are designated as nonadmitted assets and are excluded from assets by a charge to statutory surplus. Changes in these nonadmitted assets are presented as changes in unassigned surplus.

(k)	Aggregate Reserves and Liability for Deposit-Type Contracts

Aggregate reserves for life policies and contracts include reserve amounts principally for life insurance policies, deferred and payout annuity policies, and supplemental health insurance policies including cancer and disability insurance policies. The life insurance reserves are principally based on the 1941, 1958, 1980, 2001, and 2017 Commissioners Standard Ordinary (CSO) mortality tables and are established with interest rate assumptions ranging from 2.0% to 6.0%. Deferred and payout annuity insurance reserves are principally based on the 1983a, Annuity 2020, and 2012 Individual annuity reserve (IAR) mortality tables and are established with interest rate assumptions ranging from 1.7% to 8.8%. Cancer policy reserves are principally based on the 1985 and 2016 Cancer Claim Cost Tables and are established with interest rate assumptions ranging from 3.0% to 5.5%. Disability reserves are principally based on the 2012 Group Long Term Disability Table, with adjustments for actual Company experience. The tabular interest, tabular reserves less actual reserves released, and the tabular cost are determined by formula. Aggregate reserves for accident and health policies include the present value of amounts not yet due on claims, additional reserves, and unearned premiums.

Liability for premiums and other deposit funds include reserves for payout annuities without life contingencies and other accumulation policies that do not subject the Company to any risks from policyholder mortality and morbidity. Such reserves are established using guaranteed interest rates of 1.0% to 8.3%.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond the month of death for policies developed and issued subsequent to December 1977.

Surrender values are not promised in excess of the legally computed reserves.

Extra premiums are charged for substandard lives in addition to the regular gross premium for the true age. Mean reserves are determined by computing the regular mean reserve for the plan at the true age and holding in addition one-half of the extra premium charge for the year.

(l)	Liability for Policy and Contract Claims

Policy and contract claim reserves include a provision for reported claims and claims incurred but not reported. The provision for claims incurred but not reported is estimated based primarily on Company experience. Although these provisions are the Company’s best estimate of the ultimate value, the actual results may vary from these values.

(m)	Interest Maintenance Reserve

IMR represents the deferral of interest-related realized capital gains and losses, net of tax, on primarily fixed maturity investments. These gains and losses are amortized into loss on a level yield method, based on statutory factor tables over the estimated remaining life of the investment sold or called. The IMR balance is included in the other liabilities line in the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

(Dollar amounts in thousands)

(n)	Asset Valuation Reserve

AVR is a contingency reserve for credit-related losses on most investments and is recorded as a liability through a charge to statutory surplus. The reserve is calculated based on credit quality using factors provided by the NAIC. The AVR balance is included in the other liabilities line in the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.

(o)	Federal Income Taxes

Current income taxes incurred includes current income taxes for the amount of federal income taxes paid or payable for the current year. These amounts are determined based on estimates of federal income taxes for the current year, including tax contingencies and benefits. The Company’s current tax recoverable is reported as a component of other assets and its current tax payable is reported as a component of other liabilities. The changes in current taxes are reflected in the Statutory Statements of Operations.

Deferred income tax assets and liabilities are determined based on differences between statutory financial statement carrying amounts of existing assets and liabilities and their respective tax bases, as well as operating loss, capital loss, and tax credit carryforwards. Temporary differences related to AVR and IMR are not included in the determination of gross deferred income taxes while temporary differences for unrealized gains/losses and nonadmitted assets are included. Gross deferred tax assets (DTA) are reduced by a valuation allowance if it is more likely than not (i.e. greater than 50% likelihood) that some portion or all of the gross deferred tax assets will not be realized. The deferred tax assets and liabilities are measured using federal enacted tax rates. Deferred income tax assets are limited as to their admissibility. The changes in net deferred tax assets and liabilities are reflected in surplus. The Company’s net admitted deferred tax assets are reported as a component of other assets.

(p)	Reinsurance

The Company accounts for reinsurance transactions as prescribed by the applicable accounting standards, which require the reporting of reinsurance transactions relating to the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus on a net basis and precludes immediate gain recognition on reinsurance contracts.

(q)	Guaranty Association Assessments

The Company is required by law to participate in the guaranty associations of the various states in which it is licensed to do business. The state guaranty associations ensure payment of guaranteed benefits, with certain restriction, to policyholders of impaired or insolvent insurance companies by assessing all other companies involved in similar lines of business.

(r)	Statutory Capital and Surplus and Dividend Restriction

Capital and surplus of the Company is restricted as to payment of dividends by statutory limitations applicable to insurance companies. Without prior approval of the respective state insurance department, dividends that can be paid are generally limited to the greater of 10% of statutory capital and surplus or the statutory net gain from operations before net realized capital gains/losses reported for the previous calendar year. The maximum dividend payout which may be made without prior approval in 2023 is approximately $167,140.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

(Dollar amounts in thousands)

On December 7, 2022, the company declared an ordinary dividend payable to AFC in an amount not to exceed $152,000 to be paid all or in part by April 15, 2023. On April 8, 2021, the company declared an ordinary dividend payable to AFC in an amount not to exceed $100,000 to be paid all or in part by December 31, 2021. On November 25, 2020, the Company declared an ordinary dividend to AFC, not to exceed $25,000 to be paid all or in part between January 1 and April 20, 2021.

The Company paid cash dividends to AFC in the amount of approximately $146,000, $125,000 and $90,000 during 2022, 2021 and 2020, respectively. There were no other transactions with affiliates in amounts, which exceeded one half of one percent of the total admitted assets of the Company.

The portion of unassigned funds (surplus) represented or reduced by cumulative unrealized gains and losses was $38,253 and $27,253 respectively for the years ended December 31, 2022 and 2021.

The Oklahoma Insurance Department has adopted Risk-Based Capital (RBC) requirements for life insurance companies. The RBC calculation serves as a benchmark for the regulation of life insurance companies by state insurance regulators. RBC provides for surplus formulas similar to target surplus formulas used by commercial rating agencies. The formulas specify various weighting factors that are applied to statutory financial balances or various levels of activity based on the perceived degree of risk and are set forth in the RBC requirements. The Company has calculated RBC in accordance with the NAIC’s Model Rule and RBC rules as adopted by the Oklahoma Insurance Department. The RBC, as calculated by the Company, exceeds levels requiring Company or regulatory action as of December 31, 2022 and 2021.

(s)	Separate Accounts

The Company maintains a separate account under Oklahoma insurance law designated as American Fidelity Separate Account A (Account A). Account A’s investment is in the Vanguard Total Stock Market Index Fund. Under Oklahoma law, the assets of Account A are segregated from the Company’s assets, are held for the exclusive benefit of the variable annuity contract owners, and are not chargeable with liabilities arising out of the business conducted by any other account or by the Company.

The Company also maintains separate accounts under Oklahoma insurance law designated as American Fidelity Separate Account B (Account B) and American Fidelity Separate Account C (Account C). Account B and Account C are registered as unit investment trusts under the Investment Company Act of 1940, as amended. Under Oklahoma law, the assets of each of the ten (10) segregated subaccounts of Account B and the ten (10) segregated subaccounts of Account C are held for the exclusive benefit of the variable annuity contract owners, and are not chargeable with liabilities arising out of the business conducted by any other account or by the Company.

The separate accounts maintained by the Company represent funds for nonguaranteed variable annuities. The assets of these accounts are carried at fair value. The net investment experience of the separate account is credited directly to the policyholder and can be positive or negative. These variable annuities generally provide an incidental death benefit of the greater of the account value or the premium paid. The minimum guaranteed death benefit reserve is held in the Company’s general account. For the years ended December 31, 2022, 2021 and 2020, the amount of premiums, considerations, or deposits was approximately $106,312, $101,436, and $88,832, respectively.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

(Dollar amounts in thousands)

(t)	Investments in Affiliates, Joint Ventures, Partnerships, or Limited Liability Companies

The statutory financial statements include the Company’s investment in its wholly-owned subsidiaries. Intercompany accounts and transactions have not been eliminated in the statutory financial statements. The Company’s wholly and majority-owned subsidiaries as of December 31, 2022 and 2021 are noninsurance entities that have no significant ongoing operations other than to hold assets that are primarily for the direct or indirect benefit or use of the Company or its affiliates, and are carried at the underlying equity of the respective entity’s financial statements adjusted to a statutory basis of accounting. On October 12, 2021, the Company liquidated Hawaii Development, LLC. In conjunction with the liquidation, the Company recognized capital gains of $14,389. On December 31, 2021 the Company sold its 50% ownership in Cameron Ventures, LLC to AFC for $13,175, and recognized capital gains of $2,847.

The Company’s investments in joint ventures, partnerships, and limited liability companies are recorded at cost, adjusted for the Company’s share of the GAAP basis earnings or losses of the investee, net of any distributions received. Such investments are reported as other invested assets and the related adjustments are reported as unrealized capital gains or losses in surplus. Distributions are recognized in investment income when declared to the extent that they are not in excess of undistributed accumulated earnings. Distributions in excess of undistributed earnings are recorded as a reduction of the carrying amount of the investment.

(u)	Company-Owned Life Insurance

The Company is the owner of three single-premium insurance policies and one group variable life insurance policy for certain current and former executives of the Company, where the Company is the beneficiary. These policies, accounted for using the investment method, are recorded in other assets at their net cash surrender values, as reported by the four issuing insurance companies, whose Standard & Poor’s financial strength ratings are AA+ for the single premium insurance policies and A for the group variable life insurance policy. The net cash surrender values totaled approximately $79,816 and $74,520 as of December 31, 2022 and 2021, respectively. The face value (death benefit) of the life insurance policies underlying the contracts was approximately $188,227 and $186,098 as of December 31, 2022 and 2021, respectively.

(v)	Application of Accounting Pronouncements

In 2022, the NAIC adopted revisions to SSAP No. 43R, Loan-Backed and Structured Securities, which were effective December 31, 2022, and applied on a prospective basis. These revisions require reporting of non-rated residual tranches or interest on Schedule BA at the lower of cost or fair value, with changes reported as an unrealized gain or loss. These revisions also adopted “option1” for revised guidance which retains summarized financial modeling guidance for residential mortgage-backed securities and commercial mortgage-backed securities. These revisions were disclosure only in nature.

During 2019, the NAIC adopted revisions to Statements of Statutory Accounting Principles (SSAP) No. 25, Affiliates and Other Related Parties, which were effective January 1, 2021, and applied on a prospective basis. These revisions significantly broaden the scope and definition of a related party, and new disclosures of ownership interest in the reporting entity. These revisions impacted the Company’s disclosures, see Note 1(a).

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

(Dollar amounts in thousands)

In July 2020, the NAIC adopted revisions to SSAP No. 26R, Bonds, which were effective January 1, 2021, and applied on a prospective basis. These revisions apply similar reporting for gains or losses due to a tender offer as previously adopted for calls. The difference between consideration and par is recognized as net investment income, while any difference between book value and par is recognized as realized gain or loss. These revisions did not have a material effect on the Company’s financial statements.

(2)	Admitted and Nonadmitted Assets

Assets in the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus are stated at admitted asset values, which are the values permitted to be reported in the annual report to the Oklahoma Insurance Department. All other assets are “nonadmitted assets” and are excluded from the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus by a charge to surplus. Nonadmitted assets as of December 31 were as follows:

	2022	2021
Deferred tax asset	$43,812	$39,062
Leasehold improvements	13,745	13,643
Prepaids, deposits, and other receivables	16,871	14,426
Uncollected premiums	10,433	5,719
Equipment and software	6,994	4,531
Amounts receivable from reinsurers	3,581	3,186
Agents’ balances	16	32

	$95,452	$80,599

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

(Dollar amounts in thousands)

(3)	Investments

(a)	Bonds, Preferred and Common Stocks

As of December 31, 2022 and 2021, the carrying value and estimated fair value of bonds, preferred stock, and common stock were as follows:

	2022
	Carrying value/	Gross	Gross	Estimated
	amortized	unrealized	unrealized	fair
	cost	gains	losses	value
Bonds:
U.S. Treasury securities	$517	$—	$(63)	$454
Special revenue	315,304	1,397	(57,981)	258,720
States and territories	775,028	2,968	(168,078)	609,918
Industrial & miscellaneous	2,634,187	13,480	(402,908)	2,244,759
Loan-backed securities	973,850	1,173	(146,943)	828,080

Total bonds	4,698,886	19,018	(775,973)	3,941,931

Preferred and common stocks:
Preferred stocks	5,223	422	(167)	5,478
Common stocks - unaffiliated	20,775	10,190	(1,204)	29,761
Common stocks - affiliated	104	974	—	1,078

Total stocks	$26,102	11,586	(1,371)	36,317

Total	4,724,988	$30,604	$(777,344)	$3,978,248

	2021
	Carrying value/	Gross	Gross	Estimated
	amortized	unrealized	unrealized	fair
	cost	gains	losses	value
Bonds:
U.S. Treasury securities	$522	$—	$(19)	$503
U.S. government	1,109	85	—	1,194
Special revenue	217,760	11,503	(3,115)	226,148
States and territories	915,849	70,854	(390)	986,313
Foreign government	12,000	843	—	12,843
Industrial & miscellaneous	2,496,087	252,253	(8,472)	2,739,868
Loan-backed securities	993,702	36,545	(4,616)	1,025,631

Total bonds	4,637,029	372,083	(16,612)	4,992,500

Preferred and common stocks:
Preferred stocks	5,223	1,802	—	7,025
Common stocks - unaffiliated	29,049	—	—	29,049
Common stocks - affiliated	771	—	—	771

Total stocks	$35,043	1,802	—	36,845

Total	4,672,072	$373,885	$(16,612)	$5,029,345

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

(Dollar amounts in thousands)

(b)	Bonds by Contractual Maturity

The carrying value and estimated fair value of investments in bonds as of December 31, 2022, by expected maturity, are shown below. Scheduled contractual maturities may differ from expected maturities because the issuers of such securities may have the right to call or prepay obligations with or without call or prepayment penalties.

	Carrying value/	Esimated fair
	amortized cost	value
Due in one year or less	$35,875	$35,703
Due after one year through five years	400,088	384,457
Due after five years through ten years	982,021	861,542
Due after ten years	2,307,052	1,832,149
Mortgage-backed securities & other structured securities	973,850	828,080

	$4,698,886	$3,941,931

As of December 31, 2022, 2021 and 2020, there were no securities sold, disposed or otherwise redeemed and the aggregate amount of investment income generated as a result of prepayment penalty and/or acceleration fee.

Selected information about disposals of bonds is as follows:

	As of December 31,
	2022	2021	2020
Bonds:
Proceeds from sales	$311,971	$426,359	$793,418
Gross realized gains	3,218	18,932	46,111
Gross realized losses	(11,275)	(4,532)	(3,122)
Net gains on calls and redemptions	2,668	12,822	3,965

(c)	Other-Than-Temporary Impairments

The Company periodically reviews its investment portfolio to determine if provisions for possible losses or provisions for other-than-temporary impairment (OTTI) are necessary. In connection with this determination, management reviews published fair values, credit ratings, independent appraisals, expected cash flows, and other valuation information. Securities with impairments are written down to the present value of expected cash flows to be collected rather than fair value unless the Company has the intent to sell or inability to retain the security until recovery of amortized cost.

For the years ended December 31, 2022 and 2021, the Company recorded OTTI of $1,788 and $4,275, respectively. For the year ended December 31, 2020, the Company recorded no OTTI. While management believes that no additional provisions for OTTI are currently necessary, adjustments may be necessary in the future due to changes in economic conditions.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

(Dollar amounts in thousands)

(d)	Net Investment Income

Net investment income for the years ended December 31 is summarized below:

	2022	2021	2020
Interest on bonds	$171,681	$168,291	$172,871
Dividends on preferred and common stocks	299	1,512	887
Interest on mortgage loans	31,013	31,768	27,861
Investment real estate income	6,660	6,677	8,307
Interest on policy loans	3,041	3,009	3,099
Interest on cash & short-term investments & other	6,936	8,453	5,078

Gross investment income	219,630	219,710	218,103
Less investment expenses	43,617	40,066	39,849

Net investment income	$176,013	$179,644	$178,254

Net realized capital gains for the years ended December 31 consisted of the following:

	2022	2021	2020
Realized (loss) gain on bonds	$(5,389)	$27,222	$46,954
Preferred stocks of nonaffiliates	—	25	61
Common stocks of nonaffiliates	3,397	2,899	—
Loss on bonds OTTI	(1,788)	(4,275)	—
Other capital gain (loss)	4,535	17,283	(220)

Total realized capital gains before federal income tax and IMR transfers	755	43,154	46,795
Federal income tax (benefit) expense	(25)	6,564	9,832
Less IMR transfers	(4,091)	21,843	36,920

Net realized capital gains	$4,871	$14,747	$43

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

(Dollar amounts in thousands)

(e)	Unrealized Losses

Gross unrealized losses on investment securities and the fair value of the related securities, aggregated by investment category and length of time that individual securities are in a continuous unrealized loss position, as of December 31, 2022 and 2021 were as follows:

	2022
	Less than 12 months		12 months or longer		Total
	Estimated	Unrealized	Estimated	Unrealized	Estimated	Unrealized
	Fair value	losses	Fair value	losses	Fair value	losses
U.S. Treasury securities	$—	$—	$454	$(63)	$454	$(63)
Special revenue	135,805	(29,123)	52,685	(28,859)	188,490	(57,982)
States & territories	489,695	(156,346)	22,746	(11,731)	512,441	(168,077)
Corporate bonds	1,719,068	(306,048)	272,049	(96,860)	1,991,117	(402,908)
Loan-backed securities	608,955	(92,422)	174,785	(54,521)	783,740	(146,943)

Total	$2,953,523	$(583,939)	$522,719	$(192,034)	$3,476,242	$(775,973)

	2021
	Less than 12 months		12 months or longer		Total
	Estimated	Unrealized	Estimated	Unrealized	Estimated	Unrealized
	Fair value	losses	Fair value	losses	Fair value	losses
U.S. Treasury securities	$—	$—	$503	$(19)	$503	$(19)
Special revenue	56,368	(1,609)	22,059	(1,506)	78,427	(3,115)
States and territories	34,084	(390)	—	—	34,084	(390)
Corporate bonds	281,861	(5,568)	54,034	(2,904)	335,895	(8,472)
Loan-backed securities	217,653	(2,844)	40,028	(1,772)	257,681	(4,616)

Total	$589,966	$(10,411)	$116,624	$(6,201)	$706,590	$(16,612)

The investments included in states and territories are high-grade investment quality and have unrealized losses due to an increase in interest rates since acquisition. Because the securities were acquired during a period of low interest rates, unrealized losses may continue and may become more severe in a rising interest rate environment. As the decline in fair value is attributable to changes in interest rates and not credit quality, the Company expects the unrealized losses to reverse as the securities shorten in duration and mature, and because the Company has the ability and intent to hold these investments until a market price recovery or maturity, these investments are not considered other-than-temporarily impaired.

The investments included in special revenue securities are comprised of general obligations of U.S. government sponsored agencies for which the U.S. government is indirectly obligated. The unrealized loss is due to interest rate fluctuations, which result in a decline in market values from original purchase price. Because the securities were acquired during a period of low interest rates, unrealized losses may continue and may become more severe in a rising interest rate environment. The Company expects the unrealized losses to reverse as the securities shorten in duration and mature and because the Company has the ability to hold these investments to maturity and does not intend to sell until a market price recovery or maturity, these investments are not considered other-than-temporarily impaired.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

(Dollar amounts in thousands)

The investments included in corporate securities are comprised of corporate bonds. The unrealized loss is due to interest rate fluctuations, the current market and economic environment, which affects corporate credit ratings and changes in sector spreads. The unrealized loss may continue and may become more severe if the economy slows or interest rates rise. Because the decline in fair value is attributable to interest rates and economic changes and a slight decline in credit quality, and because the Company expects all contractual cash flows will be received and has the ability and intent to hold these investments until a market price recovery or maturity, these investments are not considered other-than-temporarily impaired.

The investments included in loan-backed securities are comprised of U.S. government-sponsored agency mortgage-backed securities for which the U.S. government is not directly obligated, and private label whole loan collateralized mortgage obligations. The unrealized losses on these securities are a result of the current market and economic conditions that affect the mortgage-backed sector. The credit quality of some mortgage-backed bonds has declined due to the larger number of home defaults. Because the decline in fair value is attributable mainly to changes in market and economic conditions and the Company believes all contractual cash flows will be received and has the ability and intent to hold these investments until a market price recovery or maturity, these investments are not considered other-than-temporarily impaired. When the Company believes it will not receive all contractual cash flows, the securities are considered other-than-temporarily impaired.

There were no loan-backed securities that recognized OTTI in 2022, 2021 and 2020 and there were no securities where the present value of cash flows expected to be collected are less than amortized cost basis.

The Company has no direct exposure to subprime mortgage-related risk. An extensive pre-purchase analysis is performed on every loan-backed security. By purchasing only agency mortgage-backed securities and AAA collateralized mortgage-backed whole loan securities, direct exposure to sub-prime mortgages is virtually eliminated. The unrealized losses on these securities are a result of the current market and economic conditions that are affecting the mortgage-backed sector. The credit qualities on some mortgage-backed bonds have begun to decline due to the large number of home mortgage defaults. Because the decline in fair value is attributable mainly to changes in market and economic conditions and only due slightly to a lessening of credit, the Company believes most contractual cash flows will be received.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

(Dollar amounts in thousands)

(f)	Mortgage Loans

During 2022, the Company invested $139,232 in new commercial mortgage loans.

The commercial mortgage loan portfolio is invested in a variety of commercial property types located in the United States. As of December 31, 2022, and 2021, the distribution of the portfolio by property type and geographic location was as follows:

	2022		2021
	Carrying		Carrying
	Value	% of Total	Value	% of Total
Property type:
Office	$174,514	24%	$136,182	20%
Retail	278,545	39%	336,161	51%
Industrial	108,071	15%	131,380	20%
1-4 Family	5,053	1%	—	0%
Apartments	61,109	9%	60,998	9%
Other	89,529	12%	—	0%

Total recorded investment	716,821	100%	664,721	100%

Less valuation allowance	—	—	—	—

Carrying value, net of valuation allowance	$716,821	100%	$664,721	100%

	2022		2021
	Carrying		Carrying
	Value	% of Total	Value	% of Total
Geographic location:
New England	$20,886	3%	$14,465	2%
Middle Atlantic	50,293	7%	33,797	5%
East North Central	100,953	14%	82,222	12%
West North Central	18,182	3%	13,757	2%
South Atlantic	164,386	22%	178,331	27%
East South Central	78,250	11%	82,660	13%
West South Central	97,591	14%	112,061	17%
Mountain	84,617	12%	73,710	11%
Pacific	101,663	14%	73,718	11%

Total recorded investment	716,821	100%	664,721	100%

Less valuation allowance	—	—	—	—

Carrying value, net of valuation allowance	$716,821	100%	$664,721	100%

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

(Dollar amounts in thousands)

The following table contains the risk categories of the loan portfolio. Loans are rated from CM1 (highest quality) to CM3 (medium quality). The factors that contribute to the CM category include the sector type, the loan to value ratio (LTV), the debt service coverage ratio (DSC), whether the loan is a construction loan, and if the loan has cash reserves. These loans are transitional or under construction and may not yet be income producing. The information for this credit quality indicator was updated in December 2022.

	2022		2021
	Carrying	Number of	Carrying	Number of
	Value	Loans	Value	Loans
Risk categories:
CM1	$589,680	259	$555,177	242
CM2	126,410	29	108,752	36
CM3	731	1	792	1

Carrying value, net of valuation allowance	$716,821	289	$664,721	279

The maximum and minimum lending rates for mortgage loans originated during 2022 were 5.95% and 3.00%, respectively. The maximum and minimum lending rates for mortgage loans originated during 2021 were 4.00% and 3.00%, respectively. The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages was 80% during 2022 and 2021. During 2022 and 2021, the Company did not reduce interest rates on any outstanding mortgage loans. During 2022 and 2021, the Company held no mortgages with interest more than 180 days past due or impaired mortgage loans. The Company did not have any mortgage loans past due as of December 31, 2022 and 2021.

No commercial mortgage loans were written off in 2022. During 2021, the Company had one commercial mortgage loan with a permanent write-off resulting in a realized loss of $426. The carrying value of this loan as of December 31, 2021 was $0.

(g)	Securities Lending

Securities loaned are re-registered but remain beneficially owned by the Company. None of the collateral is restricted. Cash collateral received is recorded in securities lending reinvested collateral and the offsetting liabilities are recorded in payable for securities lending. There were no securities loaned outstanding as of December 31, 2022 and 2021.

(h)	Restricted Assets

The following table sets forth restricted assets including pledged assets held by the Company as of December 31, 2022 and 2021:

	Gross (admitted and nonadmitted) restricted
	Total 2022	Total 2021		% of 2022
	admitted	admitted	Increase/	Total Admitted
Restricted asset category	restricted	restricted	(decrease)	Assets
FHLB capital stock *	$27,270	$28,459	$(1,189)	0.36%
On deposit with states	3,028	3,033	(5)	0.04%
Pledged collateral to FHLB	971,232	670,125	301,107	12.84%

Total restricted assets	$1,001,530	$701,617	$299,913	13.24%

* Federal Home Loan Bank (FHLB)

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

(Dollar amounts in thousands)

There were no general account restricted assets, including pledged assets, supporting separate account activity as of December 31, 2022 and 2021.

As of December 31, 2022 and 2021, the Company held no other restricted assets.

(4)	Fair Value of Financial Instruments

Assets that are recorded at fair value are categorized into a three-level fair value hierarchy as required by SSAP No. 100R, Fair Value Measurements. The balances of these assets as of December 31, 2022 and 2021 were as follows:

	2022
	Level 1	Level 2	Level 3	Total
Assets recorded at fair value:
Bonds – industrial and miscellaneous	$—	$—	$—	$—
Common stock – unaffiliated	27,681	2,080	—	29,761
Common stock – affiliated	—	1,078	—	1,078
Separate account assets	1,206,759	—	—	1,206,759

Total assets at fair value	$1,234,440	$3,158	$—	$1,237,598

	2021
	Level 1	Level 2	Level 3	Total
Assets recorded at fair value:
Bonds – industrial and miscellaneous	$—	$8,663	$—	$8,663
Common stock – unaffiliated	28,859	190	—	29,049
Common stock – affiliated	—	771	—	771
Separate account assets	1,436,826	—	—	1,436,826

Total assets at fair value	$1,465,685	$9,624	$—	$1,475,309

There were no securities reported at fair value with unobservable inputs (Level 3) as of December 31, 2022 or 2021.

The following tables set forth the Company’s financial instruments’ fair value, admitted assets and level of fair value amounts as of December 31, 2022 and 2021:

		Estimated fair value as of December 31, 2022
	Admitted				Not Practicable	Net Asset Value
Financial Instruments	assets	Level 1	Level 2	Level 3	(Carrying Value)	or Equivalent	Total
Assets:
Separate account assets	$1,206,759	$1,206,759	$—	$—	$—	$—	$1,206,759
Policy loans	47,967	—	—	—	47,967		47,967
Other invested assets	248,434	—	9,035	910	—	239,441	249,386
Cash and short-term investments	272,709	272,709	—	—	—	—	272,709
Bonds	4,698,886	454	3,898,512	42,965	—	—	3,941,931
Common stock	30,839	27,681	3,158	—	—	—	30,839
Preferred stock	5,179	1,055	4,423	—	—	—	5,478
Mortgage loans	716,821	—	—	654,089	—	—	654,089
Liabilities:
Certain policy liabilities	$2,204,769	$—	$—	$2,203,743	$—	$—	$2,203,743
Borrowed money	382,302	—	366,811	—	—	—	366,811

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

(Dollar amounts in thousands)

		Estimated fair value as of December 31, 2021
	Admitted				Not Practicable	Net Asset Value
Financial Instruments:	assets	Level 1	Level 2	Level 3	(Carrying Value)	or Equivalent	Total
Assets:
Separate account assets	$1,436,826	$1,436,826	$—	$—	$—	$—	$1,436,826
Policy loans	49,771	—	—	—	49,771	—	49,771
Other invested assets	211,520	—	—	215,167	—	—	215,167
Cash and short-term investments	255,862	255,862	—	—	—	—	255,862
Bonds	4,637,029	503	4,950,711	41,286	—	—	4,992,500
Common stock	29,820	28,859	961	—	—	—	29,820
Preferred stock	5,223	1,291	5,733	—	—	—	7,024
Mortgage loans	664,721	—	—	699,772	—	—	699,772
Liabilities:
Certain policy liabilities	$2,119,898	$—	$—	$2,118,799	$—	$—	$2,118,799
Borrowed money	472,378	—	474,896	—	—	—	474,896

(a)	Cash and Short-Term Investments

The carrying amounts of the financial instruments listed above approximate their fair values because they mature within a relatively short period of time, and do not present unanticipated credit concerns.

(b)	Bonds, Common Stocks, Preferred Stocks, and Other Invested Assets

For fixed maturities and marketable equity securities, for which market quotations generally are available, the Company primarily uses independent pricing services to assist in determining fair value measurements. When the fair value of certain securities is not readily available, the fair value estimates are based on quoted market prices of similar instruments adjusted for the differences between the quoted instruments and the instruments being valued, or fair value is estimated using discounted cash flow analysis. Interest rates used in this analysis are similar to currently offered contracts with comparable maturities as the investments being valued. The Company’s investments also include certain less liquid or private fixed maturity debt and equity securities, such as private placements and certain structured notes. Valuations are estimated based on nonbinding broker prices or valuation models such as discounted cash flow models and other similar techniques that use observable or unobservable inputs and are considered Level 3.

Certain of the Company’s other invested assets include investments in limited partnerships that are measured using net asset value (NAV) as a practical expedient to fair value. The election to use NAV as a practical expedient was made in 2022. Investment strategies of these investments include private equity, direct real estate, middle market lending, and commercial mortgage lending. Investments measured at NAV totaling $39,346 are in closed-end investment vehicles that cannot be redeemed until maturity, ranging from 2024 to 2035.

The fair value of equity securities is based on quotations from independent pricing services, bid prices published in financial newspapers, or bid quotations received from securities dealers.

Separate account assets, which consist of common stocks, are valued at unadjusted quoted prices and are classified as Level 1.

(c)	Mortgage Loans

Fair values are estimated for portfolios of loans with similar characteristics. Commercial mortgage loans have average net yield rates of 4.08% and 4.07% for December 31, 2022 and 2021, respectively. These

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

(Dollar amounts in thousands)

(c)	Mortgage Loans

Fair values are estimated for portfolios of loans with similar characteristics. Commercial mortgage loans have average net yield rates of 4.08% and 4.07% for December 31, 2022 and 2021, respectively. These rates reflect the credit and interest rate risk inherent in the loans. Assumptions regarding credit risk, cash flows, and discount rates are judgmentally determined using available market information and specific borrower information.

(d)	Policy Loans

Policy loans have average interest yields of 6.22% and 5.81% as of December 31, 2022, and 2021, respectively, and have no specified maturity dates. These loans typically carry an interest rate that is tied to the crediting rate applied to the related policy and contract reserves. Policy loans are an integral part of the life insurance policies that the Company has in force and cannot be valued separately.

(e)	Certain Policy Liabilities

Certain policies sold by the Company are investment-type contracts. These liabilities are segregated into two categories: premiums and other deposit funds and immediate annuities. These liabilities are further defined to segregate the deferred annuity contract with life contingencies, which are reported as aggregate reserves for life policies and contracts. The fair value of aggregate reserves for life policies and contracts is estimated as the fund value of each policy less applicable surrender charges. The fair value of the immediate annuities without life contingencies and premiums and other deposit funds is estimated as the discounted cash flows of expected future benefits less the discounted cash flows of expected future premiums, using the current US Treasury spot rates.

	2022		2021
	Carrying	Estimated	Carrying	Estimated
	value/cost	fair value	value/cost	fair value
Aggregate reserves for life policies & contracts	$2,204,769	$2,203,743	$2,119,898	$2,118,799
Annuities	$18,698	$18,418	$20,435	$22,490

(f)	Borrowed Money

The fair value of the Company’s notes payable is estimated by the present value of a stream of future expected cash flows using an appropriate discount rate. Discount factors are based on the LIBOR/Swap curve.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

(Dollar amounts in thousands)

(5)	Low-Income Housing Tax Credit

Low-income housing tax credits (LIHTC) are recorded within other invested assets in the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus. During the years ended December 31, 2022 and 2021 and as of December 31, 2022 and 2021, LIHTC were as follows:

	2022
				Amount of LIHTC
			Remaining Years	& Other Tax	Balance of
	Initial	Remaining Years of	Required to Hold	Benefits	Investment
Fund Name	Investement	Unexpired Credits	LIHTC Investments	Recognized	Recognized
Oklahoma Fund III, LP	2010	1	6	$21	$26
Oklahoma Fund IV, LP	2012	1	7	40	72
MHEG Community Fund 41, LP	2013	4	9	80	232
MHEG Community Fund 43, LP	2014	5	10	76	235
MHEG Community Fund 45, LP	2015	6	11	75	345

Total				$292	$910

	2021
				Amount of LIHTC
			Remaining Years	& Other Tax	Balance of
	Initial	Remaining Years of	Required to Hold	Benefits	Investment
Fund Name	Investement	Unexpired Credits	LIHTC Investments	Recognized	Recognized
Oklahoma Fund III, LP	2010	2	7	$65	$46
Oklahoma Fund IV, LP	2012	2	8	40	112
MHEG Community Fund 41, LP	2013	5	10	82	173
MHEG Community Fund 43, LP	2014	6	11	76	309
MHEG Community Fund 45, LP	2015	7	12	76	418

Total				$339	$1,058

LIHTC property is not subject to regulatory reviews and does not exceed 10% of total admitted assets as of December 31, 2022 and 2021. The Company did not recognize impairment losses on the LIHTC investments in 2022, 2021, or 2020.

(6)	Separate Accounts

The Company utilizes Separate Accounts to record and account for variable annuity business. In accordance with the Insurance Code of the State of Oklahoma, variable annuities are supported for separate account classification by Title 36, Chapter 2, Section 6061. As of December 31, 2022 and 2021, the Company Separate Account statement included legally insulated assets of approximately $1,206,759 and $1,436,826, respectively, attributed to variable annuity contracts. The Separate Accounts held by the Company represent nonguaranteed variable annuity funds. The Separate Accounts do not have a securities lending program.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

(Dollar amounts in thousands)

The assets of these accounts are carried at fair value. The net investment experience of the Separate Accounts is credited directly to the policyholder and can be positive or negative. These variable annuities generally provide an incidental death benefit of the greater of account value or premium paid. The minimum guaranteed death benefit reserve is held in Exhibit 5, Miscellaneous Reserves Section, of the Company’s general account annual statement.

		2022	2021	2020
1.	Premiums, considerations, or deposits for year ended December 31	$106,312	$101,436	$88,833
2.	Reserves as of December 31:
	For accounts with assets at:
	a. Fair value	1,206,759	1,436,826	1,163,052
	b. Amortized cost	—	—	—

	c. Total reserves	$1,206,759	$1,436,826	$1,163,052

3.	By withdrawal characteristics:
	a. Subject to discretionary withdrawal	$—	$—	$—
	b. With market value adjustment	—	—	—
	c. At book value without market value adjustment and with current surrender charge of 5% or more	—	—	—
	d. At fair value	1,206,759	1,436,826	1,163,052
	e. At book value without market value adjustment and with current surrender charge less than 5%	—	—	—

	f. Subtotal	1,206,759	1,436,826	1,163,052
	g. Not subject to discretionary withdrawal	—	—	—

	h. Total	$1,206,759	$1,436,826	$1,163,052

4.	Reserves for asset default risk in lieu of AVR	$—	$—	$—

Reconciliation of net transfers to or (from) Separate Accounts.

	2022	2021	2020
Transfers as reported in the statements of operations of the separate accounts statements:
Transfers to separate accounts	$106,312	$101,436	$88,832
Transfers from separate accounts	(66,521)	(73,815)	(63,490)

Net transfers to separate accounts	39,791	27,621	25,342
Reconciling adjustments:
Plus change in expense allowance and administration	—	—	(1,601)

Total	$39,791	$27,621	$23,741

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

(Dollar amounts in thousands)

(7)	Aggregate Reserves

As of December 31, 2022 and 2021, the following table summarizes the aggregate reserves for the Company:

	2022	2021
Life, accident and health annual statement:
Life insurance, net	$576,316	$533,337
Accidental death benefits, net	5,187	4,293
Disability—active lives, net	11,823	9,342
Disability—disabled lives, net	8,267	9,306
Miscellaneous reserves, net	17,207	18,331

Total Aggregate Reserves	$618,800	$574,609

The Company had approximately $1,321,300 and $1,452,558 of insurance in force (after reinsurance ceded) for which the gross premiums are less than the net premiums according to the standard valuation set by the state of Oklahoma as of December 31, 2022 and 2021, respectively.

As of December 31, 2022 and 2021, the total gross annuity actuarial reserves and deposit liabilities were approximately $3,654,544, and $3,718,887, respectively, and the net annuity actuarial reserves and deposit liabilities were approximately $3,649,768 and $3,714,089, respectively. The ceded amount of annuity actuarial reserves and deposit liabilities was approximately $4,776 and $4,798 as of December 31, 2022 and 2021, respectively. The Company’s earnings related to these products are impacted by conditions in the overall interest rate environment.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

(Dollar amounts in thousands)

The following table summarizes the analysis of life and annuity actuarial reserves by withdrawal characteristics as of December 31, 2022 and 2021:

	Cash Value		Reserves
	2022	2021	2022	2021
Subject to discretionary withdrawal, surrender values or policy loans:
Term Policies with Cash Value	$154	$28	$82	$4
Universal Life	28,325	30,140	28,962	30,775
Universal Life with Secondary Guarantees	31,263	33,960	31,698	34,533
Other Permanent Cash Value Life Insurance	421,180	405,169	641,890	609,990
Miscellaneous Reserves	—	—	1,279	1,277
Not subject to discretionary withdrawal or no cash values:
Term Policies without Cash Value	XXX	XXX	254,437	251,356
Accidental Death Benefits	XXX	XXX	5,295	4,418
Disability—Active Lives	XXX	XXX	11,895	9,427
Disability—Disabled Lives	XXX	XXX	9,459	10,488
Miscellaneous Reserves	XXX	XXX	286,340	313,227

Total, gross	$480,922	$469,297	$1,271,337	$1,265,495

Reinsurance Ceded	215,756	219,123	652,537	690,886

Total, net	$265,166	$250,174	$618,800	$574,609

The amount of annuities (Group and Individual) with life contingencies as of December 31, 2022 and 2021 were as follows:

	General Accounts		Separate Account Nonguaranteed
Individual & Group Annuities	2022	2021	2022	2021
Subject to discretionary withdrawal
At book value less current surrender charge of 5% or more	$23,617	$29,839	$—	$—
At fair value	—	—	1,196,831	1,424,149
At book value without adjustment (minimal or no charge or adjustment)	2,185,759	2,094,684	—	—
Not subject to discretionary withdrawal	20,270	20,764	—	—

Total, gross	$2,229,646	$2,145,287	$1,196,831	$1,424,149

Reinsurance ceded	4,607	4,625	—	—

Total, net	$2,225,039	$2,140,662	$1,196,831	$1,424,149

The amount included in annuities subject to discretionary withdrawal at book value less current surrender charges of 5% or more that will move to annuities subject to discretionary withdrawal at book value without adjustments was $8,125 and $12,727 respectively as of December 31, 2022 and 2021.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

(Dollar amounts in thousands)

The amount of deposit-type contract funds as of December 31, 2022 and 2021 were as follows:

	2022	2021
Subject to discretionary withdrawal, book value	$243	$900
Not subject to discretionary withdrawal	227,825	148,551

Total, gross	228,068	149,451
Reinsurance ceded	169	173

Total, net	$227,899	$149,278

Reconciliation of Reserves
Life & Accident & Health Annual Statement	2022	2021
Annuities	$2,204,769	$2,119,898
Supplementary Contracts w/ Life Contingencies	20,270	20,764
Deposit-Type Contracts	227,899	149,278

Subtotal	2,452,938	2,289,940

Separate Accounts Annual Statement	1,196,831	1,424,149

Combined Total	$3,649,769	$3,714,089

(8)	Liability for Accident and Health Reserves

Activity in the liabilities for accident and health policy reserves and policy claims is summarized in the following table. The liabilities for accident and health policy reserves and policy claims include policy and contract claims in process and the corresponding claims reserve. The amounts are included as a component of the aggregate liabilities for policy and contract claims presented in the accompanying Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus.

	2022	2021	2020
Liability beginning of year, net of reinsurance	$595,747	$559,873	$562,366
Incurred related to:
Current year	525,127	484,996	429,491
Prior years	(24,689)	(56,421)	(54,280)

Total incurred	500,438	428,575	375,211

Paid related to:
Current year	259,215	229,377	204,644
Prior years	220,473	163,324	173,060

Total paid	479,688	392,701	377,704

Liability end of year, net of reinsurance	$616,497	$595,747	$559,873

Reinsurance recoverable on paid losses was approximately $39 and $45 as of December 31, 2022 and 2021, respectively.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

(Dollar amounts in thousands)

The liability for unpaid policy claims is comprised of claims incurred but not reported and claims reported and in course of settlement. The accident and health policy reserve includes a claim reserve of approximately $473,475 and $468,273 in 2022 and 2021, respectively, which represents the estimated present value of future benefits.

The liability for policy and contract claims presented in the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus also included $18,600 and $16,793 of life contract claims as of December 31, 2022 and 2021, respectively.

The provision for accident and health (A&H) benefits pertaining to prior years decreased approximately $24,689 in 2022 from the prior year estimate. This decrease overall includes better than expected experience of approximately $23,224 for disability, $3,622 as group medical, and approximately $1,448 in all other lines of A&H business, and worse than expected experiences of approximately $3,605 for cancer/individual medical.

The provision for accident and health (A&H) benefits pertaining to prior years decreased approximately $56,421 in 2021 from the prior year estimate. This decrease overall includes better than expected experience of approximately $32,544 for disability, $7,470 for cancer/individual medical, $14,920 as group medical, and approximately $1,487 in all other lines of A&H business.

The provision for accident and health (A&H) benefits pertaining to prior years decreased approximately $54,280 in 2020 from the prior year estimate. This decrease overall includes better than expected experience of approximately $50,597 for group medical and disability and approximately $3,683 for individual A&H business.

The Company did not incur additional expense stemming from lawsuits for extra contractual obligations or bad faith in 2022 or 2021. The Company paid approximately $500 in 2020 to settle claims related to extra contractual obligations or bad faith claims stemming from lawsuits.

(9)	Reinsurance

Reinsurance contracts do not relieve the Company from its obligations to policyholders. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities, or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Management believes that all reinsurers presently used are financially sound and will be able to meet their contractual obligations; therefore, no significant allowance for uncollectible amounts has been included in the Company’s statutory financial statements as of December 31, 2022 and 2021.

On March 6, 2019, Scottish Re US Inc. (“Scottish Re”), a reinsurance company domiciled in Delaware, was ordered into receivership for the purposes of rehabilitation by the Court of Chancery of the State of Delaware. The proposed Plan of Rehabilitation of Scottish Re was filed in the Court of Chancery of the State of Delaware on June 30, 2020. The plan has been modified with deadlines extended multiple times, most recently October 24, 2022. The Company does not know what deadlines the Court of Chancery will impose or if request for extensions of time will be made and/or granted. Total ceded reserves to Scottish Re were $13,717, as of December 31, 2022. As of December 31, 2022, reinsurance recoverable included $3,581, related to Scottish Re, and the Company nonadmitted the full amount as the timing for collections is uncertain. The Company will continue to monitor the plan of rehabilitation and expected recovery of the claims balance.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

(Dollar amounts in thousands)

Estimated amounts that reduced the reserves for future policy benefits as of December 31, 2022 and 2021 for reinsurance ceded were approximately $974,382, and $1,010,523, respectively. As of December 31, 2022 and 2021, amounts that reduced the reserves for future policy benefits of approximately $588,847 and $626,435, respectively, were associated with one reinsurer.

Effective October 1, 2021, the company terminated a long-standing financial reinsurance treaty with RGA Reinsurance Company. The treaty provided surplus relief in the form of a reserve credit of $14,975. Upon termination, that reserve credit was eliminated. As a result, the company’s reserve liability increased by $14,975.

As of December 31, 2022 and 2021, the Company had unsecured aggregate recoverable from the following reinsurers for policy and contracts claims, paid and unpaid, that exceeds 3% of the Company’s surplus, as follows:

Group	2022	2021
Hannover Reassurance (Ireland) LTD	$18,671	$26,410
Hannover Life Reassurance Company	8,954	8,280

Total group	$27,625	$34,690

Reinsurance agreements in effect for life insurance policies vary according to the age of the insured and the type of risk. The maximum retention for life insurance is $500, although lower limits apply for certain coverages. The maximum retention for currently issued group life insurance is $25, and the maximum retention for Latin American individual life insurance is $250. As of December 31, 2022 and 2021, the face amounts of life insurance in force that are reinsured amounted to approximately $7,117,114 and $7,440,245, respectively (approximately 19.75% and 21.83% of total life insurance in force, respectively).

Reinsurance agreements in effect for accident and health insurance policies vary with the type of coverage. There are no accident and health reinsurance treaties subject to retention limits.

The effects of reinsurance agreements on earned premiums, prior to deductions for benefits, and commission allowances are as follows for the years ended December 31, 2022, 2021 and 2020:

	2022	2021	2020
Reinsurance ceded	$120,535	$198,837	$215,808
Reinsurance assumed	62,769	48,061	48,275

Reinsurance agreements reduced benefits paid for life and accident and health policies by approximately $153,860, $213,213, and $196,185 for the years ended December 31, 2022, 2021 and 2020, respectively.

The Company had no commutation of reinsurance or ceding entities that utilized captive reinsurers to assume reserves subject to the XXX/AXXX Captive Framework in 2022 or 2021.

The Company had no certified reinsurance rating downgraded or status subject to revocation. The Company had no reinsurance of variable annuity contracts/certificates with an affiliate captive reinsurer. There were no reinsurance agreements with affiliated captive reinsurers.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

(Dollar amounts in thousands)

(10)	Federal Home Loan Bank Funding Agreement

The Company is a member of the Federal Home Loan Bank (FHLB) of Topeka, KS. Through its membership, the Company has issued debt to the FHLB Topeka in exchange for cash advances in the amount of $381,500 and $208,500 in agreements/deposit contract as of December 31, 2022. It is part of the Company’s strategy to utilize these funds for operations, and any funds obtained from the FHLB Topeka for use in general operations would be accounted for consistently with SSAP No. 15, Debt and Holding Company Obligations, as borrowed money. The pledged securities are held in the Company’s name in a custodial account at United Missouri Bank, N.A. to secure current and future borrowings. To participate in this available credit, the Company has acquired 273 shares of FHLB common stock with a total carrying value of approximately $27,270 and $28,459 as of December 31, 2022 and 2021, respectively.

(a)	FHLB Capital Stock

Aggregate totals as of December 31, 2022 and 2021:

	2022	2021
Membership Stock-Class A	$600	$1,485
Activity stock	26,050	26,500
Excess stock	620	474

Aggregate total	$27,270	$28,459

Actual or estimated borrowing capacity as determined by the insurer	$689,002	$665,439

As of December 31, 2022, $100 of Class A membership stock is eligible for redemption within six months. The remaining Class A membership stock is not eligible for redemption.

(b)	Collateral Pledged to FHLB

The Company is required to maintain a collateral security deposit against these borrowings with the custodian bank. As of December 31, 2022, assets having a fair value and carrying value of $816,043 and $971,233, respectively, were in a segregated fund at the custodian bank. For the year ended December 31, 2022, the maximum amount pledged had a fair value and a carrying value of $816,043 and $971,233, respectively. Total aggregate borrowings were $590,000.

As of December 31, 2021, assets having a fair value and carrying value of $702,588 and $670,125, respectively, were in a segregated fund at the custodian bank. During the year ended December 31, 2021, the maximum amount pledged had a fair value and a carrying value of $702,588 and $670,125, respectively. Total aggregate borrowings were $600,000.

(c)	FHLB Borrowings

As of December 31, 2022 and 2021, the face amount and carrying value of borrowings accounted for as debt were $381,500 and $471,500, respectively.

Interest accrues at a rate of 0.4% to 5.0%. The effective interest rate was 2.5%. FHLB has the option to convert the initial rate of interest to an adjustable rate of interest on one of these borrowings. If FHLB exercises its conversion option, the Company may prepay the advance in full or in part without fee on the initial rate reset date and any subsequent rate reset date.

Interest paid on advances during the years ended December 31, 2022, 2021 and 2020 was approximately $9,443, $10,681, and $12,214, respectively, and is included in investment expenses in net investment income in the accompanying Statutory Statements of Operations. As of December 31, 2022 and 2021, $802 and $878 in interest was due on these advances for each year, respectively.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

(Dollar amounts in thousands)

The maximum amount of aggregate borrowings during the year was $590,000.

Scheduled maturities (excluding interest) of the above indebtedness as of December 31, 2022 were as follows:

2023	$95,000
2024	62,500
2025	60,000
2026	65,000
2027	66,500
2028 and thereafter	32,500

$381,500

(11)	Income Taxes

The Company determined its income taxes pursuant to SSAP No. 101, Income Taxes, for the year ended December 31, 2022 and 2021.

The Company’s net deferred tax assets and deferred tax liabilities as of December 31 and the change from the prior year are comprised of the following components:

	2022			2021			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross deferred tax assets	$123,483	$264	$123,747	$115,647	$1,153	$116,800	$7,836	$(889)	$6,947
Statutory valuation allowance adjustments	—	—	—	—	—	—	—	—	—

Adjusted gross deferred tax assets	123,483	264	123,747	115,647	1,153	116,800	7,836	(889)	6,947
Deferred tax asset nonadmitted	43,812	—	43,812	39,062	—	39,062	4,750	—	4,750

Sub-total net admitted deferred tax assets	79,671	264	79,935	76,585	1,153	77,738	3,086	(889)	2,197
Deferred tax liabilities	25,719	11,228	36,947	26,430	7,982	34,412	(711)	3,246	2,535

Net admitted deferred tax assets (liabilities)	$53,952	$(10,964)	$42,988	$50,155	$(6,829)	$43,326	$3,797	$(4,135)	$(338)

Management has reviewed whether a valuation allowance is needed on its total gross deferred tax assets reported above based on factors such as past history and trends, projected taxable income, and expiration of carryforwards. Management believes that in 2022 and 2021 it is more likely than not that the results of operations will generate sufficient taxable income to realize its gross deferred tax assets on ordinary items. Additionally, in 2022 and 2021, management believes that there are sufficient capital gains available in its capital assets portfolio and that holding its fixed debt securities in a loss position to maturity or recovery substantiates the Company’s ability to realize its gross deferred tax assets on capital items. Therefore, no statutory valuation allowance adjustments are needed in 2022 or 2021.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

(Dollar amounts in thousands)

The Company’s admission calculation components are as follows:

	2022			2021			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Federal income taxes paid in prior years years recoverable through loss carrybacks	$—	$—	$—	$—	$—	$—	$—	$—	$—

Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets from (a) above) after application of the threshold limitation. (The lesser of (b)1 and (b)2 below):

1. Adjusted gross deferred tax assets expected to be realized following the balance sheet date	42,988	—	42,988	43,326	—	43,326	(338)	—	(338)
2. Adjusted gross deferred tax assets allowed per limitation threshold	—	—	87,786	—	—	86,023	—	—	1,763
Lesser of b(1) or b(2)	42,988	—	42,988	43,326	—	43,326	(338)	—	(338)
Adjusted gross deferred tax assets (excluding the amount of deferred tax assets from (a) and (b) above) offset by gross deferred tax liabilities	36,683	264	36,947	33,259	1,153	34,412	3,424	(889)	2,535

Deferred tax assets admitted Total ((a) + (b) + (c))	$79,671	$264	$79,935	$76,585	$1,153	$77,738	$3,086	$(889)	$2,197

	2022	2021
Ratio percentage used to determine recovery period and threshold limitation amount	621%	743%
Amount of adjusted capital and surplus used to determine recovery period and threshold limitation in (b) 2 above	$585,237	$573,482

As of December 31, the change in the net deferred income taxes is comprised of the following (this analysis is exclusive of the nonadmitted deferred tax assets as the change in nonadmitted assets is reported separately from the change in net deferred income taxes in the Statutory Statements of Changes in Capital and Surplus):

	2022	2021	Change
Gross deferred tax assets	$123,747	$116,800	$6,947
Gross deferred tax liabilities	36,947	34,412	2,535

Net deferred tax assets/deferred tax liabilities	86,800	82,388	4,412
Tax effect of unrealized (gains)	(10,276)	(7,434)	(2,842)

Net deferred income taxes	$97,076	$89,822	$7,254

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

(Dollar amounts in thousands)

The impact of the Company’s tax planning strategies as of December 31 is as follows:

	2022		2021		Change
	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Adjusted gross deferred tax assets	$123,483	$264	$115,647	$1,153	$7,836	$(889)
Percentage of adjusted gross deferred tax assets attributabe to the impact of tax planning strategies	—%	0.2%	—%	1.0%	—%	(0.8)%
Net admitted adjusted gross deferred tax assets	$79,671	$264	$76,585	$1,153	$3,086	$(889)
Percentage of net admitted adjusted gross deferred tax asset attributable to the impact of tax planning strategies	—%	0.3%	—%	1.5%	—%	(1.2)%

None of the Company’s tax-planning strategies include the use of reinsurance.

There are no temporary differences for which deferred tax liabilities are not recognized.

As of December 31, current income taxes incurred consist of the following major components:

	2022	2021	Change
Current federal income tax – operations	$34,892	$38,090	$(3,198)
Foreign income tax	—	—	—

Subtotal	34,892	38,090	(3,198)
Current federal income tax on capital gains taxes incurred	(26)	6,564	(6,590)

Federal and foreign income taxes incurred	$34,866	$44,654	$(9,788)

	2021	2020	Change
Current federal income tax – operations	$38,090	$42,030	$(3,940)
Foreign income tax	—	—	—

Subtotal	38,090	42,030	(3,940)
Current federal income tax on capital gains taxes incurred	6,564	9,832	(3,268)

Federal and foreign income taxes incurred	$44,654	$51,862	$(7,208)

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

(Dollar amounts in thousands)

As of December 31, deferred income tax assets and liabilities consist of the following major components:

	2022	2021	Change
Deferred tax assets:
Ordinary:
Discounting of unpaid losses	$15,935	$15,534	$401
Policyholder reserves	20,683	19,562	1,121
Investments	116	141	(25)
Deferred acquisition costs	55,380	50,419	4,961
Fixed assets	4,242	2,639	1,603
Compensation and benefits accrual	11,905	10,025	1,880
Pension accrual	2,104	6,262	(4,158)
Receivables – nonadmitted	11,082	8,966	2,116
Other	2,036	2,099	(63)

Subtotal	123,483	115,647	7,836
Nonadmitted	43,812	39,062	4,750

Admitted ordinary deferred tax assets	79,671	76,585	3,086

Capital:
Investments	264	1,153	(889)

Admitted capital deferred tax assets	264	1,153	(889)

Admitted deferred tax assets	79,935	77,738	2,197

Deferred tax liabilities:
Ordinary:
Deferred and uncollected premium	20,617	20,629	(12)
Other	5,102	5,801	(699)

Subtotal	25,719	26,430	(711)

Capital:
Investments	11,146	7,748	3,398
Real estate	82	234	(152)

Subtotal	11,228	7,982	3,246

Deferred tax liabilities	36,947	34,412	2,535

Net deferred tax assets	$42,988	$43,326	$(338)

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

(Dollar amounts in thousands)

The following items are included in other ordinary deferred tax liabilities:

	2022	2021	Change
Change in reserve method	$5,048	$5,407	$(359)
Other (items < 5% of total ordinary tax liabilities)	54	394	(340)

Total	$5,102	$5,801	$(699)

The Company’s income tax incurred and change in deferred tax differ from the amount obtained by applying the federal statutory rate of 21% to income before income taxes and net realized capital gains (losses) as follows:

		Effective 2022 tax		Effective 2021 tax		Effective 2020 tax
	2022	rate	2021	rate	2020	rate
Income before taxes and realized captial gains	$202,032	—%	$190,224	—%	$172,093	—%
Income tax expense at 21% statutory rate	42,427	21.00%	39,947	21.00%	36,140	21.00%
Increase (decrease) in tax resulting from:
Dividends received deduction	(987)	-0.5%	(1,191)	-0.6%	(1,015)	-0.6%
Nondeductible expenses for meals and other items	(887)	-0.4%	(433)	-0.2%	549	0.3%
Management fees	(3,465)	-1.6%	(945)	-0.5%	(1,257)	-0.7%
Tax credits	(1,753)	-0.9%	(1,898)	-1.0%	(2,034)	-1.2%
Tax-exempt income	(2,361)	-1.2%	(2,415)	-1.3%	(1,767)	-1.0%
Tax adjustment for IMR	(2,367)	-1.2%	(2,620)	-1.4%	(2,293)	-1.3%
Deferred tax benefit on nonadmitted assets	(2,116)	-1.0%	(2,128)	-1.1%	314	0.2%
Timing differences on realized gains and losses	480	0.2%	(396)	-0.2%	22	—%
Prior year return to provision and amended return adjustments	(1,333)	-0.7%	(1,302)	-0.7%	(446)	-0.3%

Total income tax expected	$27,638	13.7%	$26,619	14.0%	$28,213	16.4%

Current income taxes incurred (excludes tax on net realized gains and losses)	$34,892	17.3%	$38,090	20.0%	$42,030	24.4%
Net change in deferred income taxes (excludes tax on unrealized gains and losses)	(7,254)	-3.6%	(11,471)	-6.0%	(13,817)	-8.0%

Total income tax reported	$27,638	13.7%	$26,619	14.0%	$28,213	16.4%

As of December 31, 2022, there are no operations loss deductions, capital loss, or tax credit carryforwards available for tax purposes.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

(Dollar amounts in thousands)

The following are income taxes incurred in the current and prior years that will be available for recoupment in the event of future net losses:

	Ordinary	Capital	Total
December 31, 2022	$—	$—	$—
December 31, 2021	$—	$6,781	$6,781
December 31, 2020	$—	$9,884	$9,884

Capital losses can be carried back three years to the extent that capital gains were generated in the carryback years. The amounts in this table represent the income tax incurred on capital gains in the current and prior years that will be available for recoupment in the event of future net capital losses.

As of December 31, 2022, there were no deposits admitted under Section 6603 of the Internal Revenue Code.

The Company is included in a consolidated federal income tax return with the following entities:

American Fidelity Corporation	Home Rentals Inc.
American Fidelity Assurance Company	Apple Creek Apartments, Inc.
American Fidelity Securities, Inc.	American Fidelity International Holdings, Inc.
Market Place Realty Corporation	AF Apartments, Inc.
American Fidelity General Agency, Inc.	American Fidelity Property Services, LLC
First Financial Securities of America, Inc.	American Fidelity Community Services, Inc.
American Fidelity Property Company	InvesTrust
AF Professional Employment Group, LLC	American Fidelity Administrative Services, LLC
Alcott HR Group, LLC

The method of tax allocation between the companies is subject to a written agreement approved by the Board of Directors. Allocation is based on separate return calculations at the group’s effective tax rate with current credit for net losses. Intercompany tax balances are settled annually.

The Company has no tax loss contingencies for which it is reasonably possible that the total liability will significantly increase within twelve months of the reporting date.

As of December 31, 2022, the Company did not owe or pay any Repatriation Transition Tax installments under the Tax Cuts and Jobs Act of 2017.

As of December 31, 2022, the Company has no AMT credit carryforward.

The Company files income tax returns in the US federal jurisdiction and various states. The Company is no longer subject to US federal income tax examinations for years prior to 2017 and state and local income tax examinations for years prior to 2016. The Company is not currently under examination by any taxing authority.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

(Dollar amounts in thousands)

(12)	Employee Benefit Plans

The Company participates in a pension plan (the Plan), sponsored by AFC, and is not directly liable for obligations under the Plan. The Plan covers all employees who have satisfied longevity and age requirements. The Company’s funding policy is to contribute annually the maximum amount that can be deducted for federal income tax purposes. Contributions are intended to provide not only for benefits attributed to service to date, but also for those expected to be earned in the future. The Company contributed approximately $14,800, $29,568 and $40,000 to the Plan during the years ended December 31, 2022, 2021 and 2020, respectively. AFC also offers certain postretirement benefits other than the Plan.

The Company participates in a defined-contribution thrift and profit-sharing plan as provided under Section 401(a) of the Code, which includes the tax deferral feature for employee contributions provided by Section 401(k) of the Code. The Company contributed approximately $12,437, $11,047 and $10,487 to this plan during the years ended December 31, 2022, 2021 and 2020, respectively.

(13)	Leases

The Company leases various properties to nonaffiliates under operating lease agreements, which expire or are cancelable within one year. The properties leased are included in the Statutory Statements of Admitted Assets, Liabilities, and Capital and Surplus as investment real estate. Rental income on these properties is included in the Statutory Statements of Operations as net investment income.

Investment real estate held for lease is as follows as of December 31:

	2022	2021
Land and buildings, net of encumbrances	$48,939	$38,016
Less accumulated depreciation	(19,160)	(16,914)

Net investment in real estate	$29,779	$21,102

Rent expense for the years ended December 31, 2022, 2021 and 2020 was approximately $25,182, $25,143 and $28,292, respectively. A portion of rent expense relates to leases that expire or are cancelable within one year. The approximate aggregate minimum annual rental commitments as of December 31, 2022, under noncancelable longterm leases for office space are as follows:

2023	$7,058
2024	6,738
2025	6,421
2026	6,212
2027	6,314
2028 and thereafter	105,177

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

(Dollar amounts in thousands)

(14)	Transactions with Affiliates

The following is a summary of the significant ownership and affiliated entity relationships that existed as of December 31, 2022:

William M. Cameron and Lynda L. Cameron	American Fidelity Community Services, Inc.
Cameron Associates, Inc.	American Fidelity General Agency, Inc.
Cameron Enterprises A Limited Partnership and its affiliates	American Fidelity International Holdings, Inc. and its affiliates
American Fidelity Corporation	American Fidelity Property Company and its affiliates
American Fidelity Assurance Company	American Fidelity Property Services, LLC
American Fidelity International (Bermuda) Ltd.	Apple Creek Apartments, Inc.
Cameron Ventures, LLC	Health Services Administration, LLC
American Fidelity Securities, Inc.	Home Rentals, Inc. and its affiliates
First Financial Securities of America, Inc.	InvesTrust Wealth Management, LLC and its affiliates
9000 Broadway Owners Association, LLC	InvesTrust
AF Apartments, Inc.	Lancet Entertainment, LLC
AF Professional Employment Group, LLC	Market Place Realty Corporation
Alcott HR Group, LLC, and its affiliates	Oklahoma Winery Partners, LLC
American Fidelity Administrative Services, LLC	Vintage Oakville Cross, LLC and its affiliate

See ultimate parent and ownership disclosed in Note 1a. As of December 31, 2022 and 2021, the Company reported approximately $7,012 and $714, respectively, as a net amount payable to AFC.

The Company leases office space from an affiliate company, Cameron Family Legacy Fund, LP. The rent payments associated with this lease were approximately $10,922, $10,572 and $11,448 in 2022, 2021 and 2020, respectively.

Under a service agreement approved by the Oklahoma Insurance Department, AFC provides certain services on a cost basis with no mark-up. During the years ended December 31, 2022, 2021 and 2020, the Company paid management fees to AFC totaling approximately $8,806, $15,129 and $13,218, respectively. Additionally, the Company incurred and paid costs throughout 2020 for an internal systems development project. These amounts relate primarily to costs incurred by the parent related to software and are settled within the terms of the service agreement. In 2021, the Company discontinued the leasing agreement and accelerated the remaining payments due. Lease expense related to this agreement was $4,138 and $6,304 in 2021 and 2020, respectively.

The Company leases automobiles, furniture, and equipment from CEALP that owns a controlling interest in AFC. These operating leases are cancelable upon one month’s notice. During the years ended December 31, 2022, 2021 and 2020, payments under these leases were approximately $10,964, $11,347 and $12,252, respectively.

Under a service agreement approved by the Oklahoma Insurance Department, the Company provides certain services to American Fidelity International (Bermuda) Ltd. (AFIBL). AFIBL paid management fees to the Company of approximately $3,078 for each of the years ended December 31, 2022, 2021 and 2020.

Under a service agreement approved by the Oklahoma Insurance Department, the Company provides certain services to APL. During the years ended December 31, 2022, 2021 and 2020, APL paid management fees to the Company of approximately $1,750 per year.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

(Dollar amounts in thousands)

During the years ended December 31, 2022, 2021 and 2020, the Company paid investment advisory fees to CE Investment Management, LLC that owns a controlling interest in AFC totaling approximately $23,435, $18,758 and $17,368, respectively.

(15)	Commitments and Contingencies

(a)	Commitments

As of December 31, 2022 and 2021, the Company had future commitments of $29,493 and $26,289, respectively, on its investments in limited partnerships, $4,550 and $41,663, respectively, in commercial mortgage loans, and $4,039 and $4,717, respectively in bank loans. These limited partnerships are part of the Company’s private equity program. Underlying partnership assets are primarily unaffiliated common or preferred stocks. The funding commitments relate to future equity stakes taken in a portfolio of private companies.

(b)	Guaranty Association Assessments

The Company is subject to state guaranty association assessments in all states in which it is licensed to do business. These associations generally guarantee certain levels of benefits payable to resident policyholders of insolvent insurance companies. Many states allow premium tax credits for all or a portion of such assessments, thereby allowing potential recovery of these payments over a period of years. However, several states do not allow such credits. The Company estimates its liabilities for guaranty association assessments by using the latest information available from the National Organization of Life and Health Insurance Guaranty Associations. The Company monitors and revises its estimates for assessments as additional information becomes available, which could result in changes to the estimated liabilities. As of December 31, 2022 and 2021, liabilities for guaranty association assessments totaled approximately $1,555 and $1,453, respectively. Other operating expenses related to state guaranty association assessments were minimal for the years ended December 31, 2022, 2021 and 2020.

(c)	Litigation

In the normal course of business, there are various legal actions and proceedings pending against the Company and its subsidiaries. In management’s opinion, the ultimate liability, if any, resulting from these legal actions will not have a material adverse effect on the Company’s financial position.

(16)	Health Savings Accounts

The Company acts as a custodian and administrator for health savings accounts (HSA). As of December 31, 2022 and 2021, the company reported $228,279 and $203,952, respectively, of cash held as a custodian for HSA accounts in Cash and short-term investments respectively. Of the cash held, $19,365 and 18,344, respectively, was invested cash balances of which customers can convert to cash and withdrawal upon request as of December 31, 2022 and 2021. The company maintains an offsetting liability of $228,279 and 203,952, respectively, in other liabilities on the Statutory Statement of Admitted Assets, Liabilities, and Capital and Surplus as of December 31, 2022 and 2021.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

(Dollar amounts in thousands)

(17)	Acquired Business – Mid-Continent Life Insurance Company

Effective December 31, 2000, the Company entered into an assumption reinsurance agreement with the Commissioner of Insurance of the State of Oklahoma, in his capacity as receiver of Mid-Continent Life Insurance Company (MCL) of Oklahoma City, Oklahoma. Under this agreement, the Company assumed MCL’s policies in force, with the exception of a small block of annuity policies that was assumed effective January 1, 2001. In a concurrent reinsurance agreement, the Company ceded 100% of the MCL policies assumed to Hannover Life Reassurance Company of America. In 2002, this agreement was then transferred to Hannover Life Reassurance Company of Ireland (HLR). The agreement with HLR is a funds withheld arrangement, with the Company ceding net policy assets and liabilities of approximately $578,454 and $617,094 to HLR and maintaining a funds withheld liability as of December 31, 2022 and 2021, respectively.

Under the terms of the agreement with the receiver, the Company guaranteed the amount of premiums charged under the assumed “Extra-Life” contracts would not increase during the 17-year period beginning December 31, 2000 and would only increase thereafter if certain conditions were met. Since 2018, the Company has demonstrated to the Oklahoma Department of Insurance that those certain conditions had been met and the company has implemented rate increases every year since then. The Company also guaranteed that the current dividend scale on the assumed “Extra-Life” contracts would not be reduced or eliminated during the five-year period beginning December 31, 2000. Beginning January 1, 2006, the dividends on the assumed “Extra Life” contract were no longer guaranteed pursuant to the assumption reinsurance agreement with the Commissioner of Insurance of the State of Oklahoma.

As required by the terms of the assumption reinsurance agreement with the Commissioner of Insurance of the State of Oklahoma, the Company and HLR agreed that a Supplemental Policyholder Reserve (SPR) would be established. The initial SPR is equal to the net of the assets and liabilities received from MCL under the assumption agreement, less amounts ceded to other reinsurance carriers. The SPR is 100% ceded to HLR.

The purpose of the SPR is to provide additional protection to the MCL policyholders against premium increases and to ensure that profits are recognized over the lives of the underlying policies, rather than being recognized up front. The method for calculation of the initial SPR was specified precisely in the agreement with the receiver. The method for calculating the SPR for periods beyond the purchase date was developed by the Company, as this reserve is not otherwise required statutorily or under existing actuarial valuation guidance. The SPR is divided into two parts: (a) an additional reserve for future benefits, which is an estimate of the amount needed, in addition to the policy reserves and liability for future dividends, to fund benefits assuming there are no future premium rate increases, and (b) an additional reserve for future estimated profit, which represents the profit the Company expects to earn on this business over the lives of the underlying policies. The SPR is reprojected each year to recognize current and future profits as a level percentage of future projected required capital amounts each year, resulting in a level return on investment. Any remaining SPR will not automatically be released after the premium guarantee period of 17 years because the SPR is to be held until there is an actuarial certainty that premium rate increases will not be needed. The calculation of the SPR is subject to significant volatility, as it is highly dependent upon assumptions regarding mortality, lapse experience, and investment return. Small shifts in any of these underlying assumptions could have a dramatic impact on the value of the SPR. The SPR was approximately $256,018 and $279,649 for 2022 and 2021, respectively.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

(Dollar amounts in thousands)

Under the terms of the agreement with HLR, HLR has agreed to share future profits on a 50/50 basis with the Company through an experience refund account. The experience refund account is calculated as premium income plus investment income less reserve increases (including the SPR), benefits paid, and administrative expense allowances paid to the Company and is settled on a quarterly basis. Losses are not shared on a 50/50 basis, except to the extent that a net loss in the experience account at the end of a quarter carries forward to future quarters. There was no experience refund earned by the Company in 2022 and 2021. Due to the nature of a funds withheld reinsurance arrangement, the components of the experience refund calculation are reported as separate components in the accompanying statement of operations. Premium income, reserve increases, and benefits paid related to this block are reported as reductions of premium income, changes in reserves, and benefits for reinsurance ceded, as required by the terms of the agreement. Investment income on the funds withheld is included in the Company’s investment income, and administrative expense allowances paid to the Company are reported as a reduction of the Company’s expense. The impact of ceding investment income on funds withheld is reported as a reduction of net investment income in the accompanying statement of operations.

(18)	Life Contracts – Premiums

Deferred and uncollected life insurance premiums and annuity considerations as of December 31:

	2022		2021
	Gross	Net of loading	Gross	Net of loading
Ordinary new business	$36,901	$3,846	$31,843	$3,585
Ordinary renewal	66,459	47,902	61,398	44,597
Group Life	262	262	104	104

Total	$103,622	$52,010	$93,345	$48,286

(19)	Managing General Agents and Third-Party Administrators

There are no Managing General Agents or Third-Party Administrators arrangements with direct written premium greater than 5% of surplus as of December 31, 2022, 2021 and 2020, respectively. Total aggregate direct written premium was approximately $38,210, $39,016 and $39,427 as of December 31, 2022, 2021 and 2020, respectively.

(20)	Guaranty Assessments

As of December 31, 2022, the Company did not receive notice of any assessments that would have a material financial impact.

AMERICAN FIDELITY ASSURANCE COMPANY

Notes to Statutory Financial Statements

December 31, 2022 and 2021

(Dollar amounts in thousands)

The amount of recognized liabilities under SSAP No. 35R Accounting for Guaranty Funds and Other Assessments is approximately $1,555 and the related asset for premium tax credits is approximately $186. The Company expects that the assessments would be billed and paid over the next year and the majority of the premium tax offsets would be realized over the next five years after that.

Assets recognized from paid and accrued premium tax offsets and policy surcharges prior year-end	$1,802
Decreases current year:
Premium tax offset applied	703
Payments on insolvencies which were set up as payables prior to the current year	68
Reduction in the estimated assessment liability based on the new projections at the end of the current year	194
Increases current year:
Assessment payments less refunds on insolvencies billed during the current year	61
Adjusted the liability to remove payments on insolvencies which are no longer part of the projected liability	186
Assets recognized from paid and accrued premium tax offsets and policy surcharges current year-end	$1,084

(21)	Subsequent Events

There were no material events that occurred subsequent to December 31, 2022. The Company has evaluated events subsequent through April 13, 2023, the date the statutory audited financial statements were issued.

AMERICAN FIDELITY ASSURANCE COMPANY

Schedule I- Summary of Investments-Other than Investments in Related Parties

December 31, 2022

(Dollar amounts in thousands)

Type of investment	Cost	Fair Value	Amount at which shown in the balance sheet
Bonds:
United States Government and government agencies and authorities	$517	$454	$517
Special revenue	315,304	258,720	315,304
States, municipalities and political subdivisions	775,028	609,918	775,028
All other corporate and mortgage backed bonds[1]	3,608,037	3,072,839	3,608,037

Total Bonds:	4,698,886	3,941,931	4,698,886
Equity securities:
Preferred stock	$5,223	$5,478	$5,179
Common stock - unaffiliated	20,775	29,761	29,761

Total equity securities:	25,998	35,239	34,940
Mortgage loans on real estate	716,821	654,089	716,821
Real estate	29,779	29,779	29,779
Cash and short-term investments	272,709	272,709	272,709
Contract loans	47,967	47,967	47,967
Other long-term investments	248,435	249,386	248,435
Receivable for securities	5,203	5,203	5,203

Total investments	$6,045,798	$5,236,303	$6,054,740

[1]	The amount shown on the balance sheet for NAIC 6 bonds are presented at fair value as fair value is lower than cost

See accompanying independent auditors’ report.

AMERICAN FIDELITY ASSURANCE COMPANY

Schedule III- Supplementary Insurance Information

December 31, 2022

(Dollar amounts in thousands)

	As of December 31,				For the years ended December 31,
Segment	Deferred policy acquisition cost (1)	Future policy benefits losses, claims and loss expenses (3)	Unearned premiums (3)	Other policy claims and benefits payable (3)	Premium revenue and annuity, pension and other contract considerations	Net investment income	Benefits, claims, losses and settlement expenses	Amortization of deferred policy acquisition costs (1)	Other operating expense	Premiums written (2)
2022
Life	$—	$618,800	$—	$19,392	$184,668	$52,788	$49,627	$—	$58,864	—
Annuity	—	2,204,769	—	122	236,327	84,123	176,094	—	68,961	—
Supplementary
Contract	—	20,270	—	18,765	685	584	1,846	—	(29)	—
Accident and
Health	—	893,341	5,459	153,058	1,027,016	38,518	495,236	—	421,384	—

Total	$—	$3,737,180	$5,459	$191,337	$1,448,696	$176,013	$722,803	$—	$549,180	—

2021
Life	$—	$574,609	$—	$17,578	$165,920	$51,303	$54,330	$—	$73,284	—
Annuity	—	2,119,898	—	98	240,939	85,553	371	—	49,105	—
Supplementary
Contract	—	20,764	—	20,488	703	1,006	1,862	—	79	—
Accident and
Health	—	861,716	5,291	137,538	895,003	41,782	399,067	—	386,873	—

Total	$—	$3,576,987	$5,291	$175,702	$1,302,565	$179,644	$455,630	$—	$509,341	—

2020:
Life	$—	$529,690	$—	$17,857	$139,440	$53,948	$53,454	$—	$70,462	—
Annuity	—	2,109,466	—	258	247,204	83,292	175,087	—	45,734	—
Supplementary
Contract	—	21,268	—	21,033	684	1,283	2,094	—	76	—
Accident and
Health	—	799,081	5,616	129,751	814,685	39,731	372,018	—	383,594	—

Total	$—	$3,459,505	$5,616	$168,899	$1,202,013	$178,254	$602,653	$—	$499,866	—

(1)	Does not apply to financial statements of life insurance companies which are prepared on a statutory basis.
(2)	Does not apply to life insurance.
(3)	Advance premiums and other deposit funds are included in other policy claims and benefits payable.

See accompanying independent auditors’ report.

AMERICAN FIDELITY ASSURANCE COMPANY

Schedule IV- Reinsurance

December 31, 2022

(Dollar amounts in thousands)

	Gross amount	Ceded to other companies	Assumed from other companies	Net amount	Percentage of amount assumed to net
Year ended December 31, 2022:
Life insurance in force	$36,030	$7,117	$—	$28,913	N/A
Premiums:
Life insurance	$468,554	$47,559	$—	$420,995	N/A
Accident and health insurance	1,037,223	72,976	62,769	1,027,016	6.11%

Total premiums	$1,505,777	$120,535	$62,769	$1,448,011	4.33%

Year ended December 31, 2021:
Life insurance in force	$34,075,854	$7,440,245	$—	$26,635,609	N/A
Premiums:
Life insurance	$452,227	$46,367	$—	$405,860	N/A
Accident and health insurance	999,411	152,469	48,061	895,003	5.37%

Total premiums	$1,451,638	$198,836	$48,061	$1,300,863	3.69%

Year ended December 31, 2020:
Life insurance in force	$32,389,803	$7,825,346	$—	$24,564,457	N/A
Premiums:
Life insurance	$444,694	$45,762	$—	$398,932	N/A
Accident and health insurance	936,455	170,045	48,275	814,685	5.93%

Total premiums	$1,381,149	$215,807	$48,275	$1,213,617	3.98%

See accompanying independent auditors’ report.

PART C – OTHER INFORMATION

ITEM 27. EXHIBITS

a	Resolution adopted by the Board of American Fidelity Assurance Company authorizing the establishment of Separate Account C. Incorporated by reference to Exhibit 1 to Registrant’s Registration Statement on Form N-4 filed on February 27, 2003.

c	Amended and Restated Principal Underwriter’s Agreement dated June 10, 2006, between American Fidelity Assurance Company, on behalf of the Registrant, and American Fidelity Securities, Inc. Incorporated by reference to Exhibit 3 to Registrant’s Registration Statement on Post-Effective Amendment No. 5 to Form N-4 filed on April 30, 2007.

c.1	First Amendment to Amended and Restated Principal Underwriter’s Agreement between American Fidelity Assurance Company, on behalf of the Registrant, and American Fidelity Securities, Inc. dated June 10, 2009. Incorporated by reference to Exhibit 3.1 to Registrant’s Registration Statement on Post-Effective Amended No. 17 to Form N-4 filed on April 27, 2018.

c.2	Second Amendment to Amended and Restated Principal Underwriter’s Agreement between American Fidelity Assurance Company, on behalf of the Registrant, and American Fidelity Securities, Inc., dated April 20, 2012. Incorporated by reference to Exhibit 3.1 to Registrant’s Registration Statement on Post-Effective Amendment No. 11 to Form N-4 filed on April 30, 2012.

c.3	Third Amendment to Amended and Restated Principal Underwriter’s Agreement between American Fidelity Assurance Company, on behalf of the Registrant, and American Fidelity Securities, Inc. dated June 10, 2015. Incorporated by reference to Exhibit 3.3 to Registrant’s Registration Statement on Post-Effective Amended No. 17 to Form N-4 filed on April 27, 2018.

c.4	Fourth Amendment to Amended and Restated Principal Underwriter’s Agreement between American Fidelity Assurance Company, on behalf of the Registrant, and American Fidelity Securities, Inc. dated May 24, 2018. Incorporated by reference to Exhibit 3.4 to Registrant’s Registration Statement on Post-Effective Amendment No. 19 to Form N-4 filed on April 30, 2020.

c.5*	Fifth Amendment to Amended and Restated Principal Underwriter’s Agreement between American Fidelity Assurance Company, on behalf of the Registrant, and American Fidelity Securities, Inc. dated May 17, 2021.

d.1	Flexible Premium Group Variable Annuity. Incorporated by reference to Exhibit 4.1 to Registrant’s Registration Statement on Pre-Effective Amendment No. 1 to Form N-4 filed on May 16, 2003.

e.1	Section 457(b) Deferred Compensation Plan Participation Election Form. Incorporated by reference to Exhibit 5.1 to Registrant’s Registration Statement on Pre-Effective Amendment No. 1 to Form N-4 filed on May 16, 2003.

e.2	Section 457 Group Variable Annuity Master Application. Incorporated by reference to Exhibit 5.2 to Registrant’s Registration Statement on Pre-Effective Amendment No. 1 to Form N-4 filed on May 16, 2003.

f.1	Articles of Incorporation of American Fidelity Assurance Company as amended. Incorporated by reference to Exhibit 6.1 to Registrant’s Registration Statement on Pre-Effective Amendment No. 1 to Form N-4 filed on May 16, 2003.

f.2	Amended and Restated Bylaws of American Fidelity Assurance Company dated November 24, 1997. Incorporated by reference to Exhibit 6.2 to Registrant’s Registration Statement on Pre-Effective Amendment No. 1 to Form N-4 filed on May 16, 2003.

h.1	Fund Participation and Service Agreement dated August 19, 2014 by and among American Fidelity Assurance Company, on behalf of the Registrant, American Funds Distributors, Inc., American Funds Service Company, Capital Research and Management Company and the American Funds Insurance Series. Incorporated by reference to Exhibit 8.1 to Registrant’s Registration Statement on Post-Effective Amendment No. 14 to Form N-4 filed on April 30, 2015.

h.1.1	Amendment No. 1 to Fund Participation and Service Agreement, dated November 14, 2017, by and between American Fidelity Assurance Company, on behalf of the Registrant, American Funds Distributors, Inc., American Funds Service Company, Capital Research and Management Company, and the American Funds Insurance Series. Incorporated by reference to Exhibit 8.1.1 to Registrant’s Registration Statement on Post-Effective Amended No. 17 to Form N-4 filed on April 27, 2018

h.1.2*	Amendment No. 2 to Fund Participation and Service Agreement dated September 19, 2018 by and among American Fidelity Assurance Company, on behalf of the Registrant, American Funds Distributors, Inc., American Funds Service Company, Capital Research and Management Company, and the American Funds Insurance Series.

h.1.3	Rule 22c-2 Agreement dated September 12, 2014 between American Fidelity Assurance Company and American Funds Service Company. Incorporated by reference to Exhibit 8.1.1 to Registrant’s Registration Statement on Post-Effective Amendment No. 14 to Form N-4 filed on April 30, 2015.

h.1.4	Business Agreement dated August 19, 2014 by and among American Fidelity Assurance Company, American Fidelity Securities, Inc., American Funds Distributors, Inc. and Capital Research and Management Company. Incorporated by reference to Exhibit 8.1.2 to Registrant’s Registration Statement on Post-Effective Amendment No. 14 to Form N-4 filed on April 30, 2015.

h.1.5*	Amendment No. 1 to Business Agreement dated September 19, 2018 by and among American Fidelity Assurance Company, American Fidelity Securities, Inc., American Funds Distributors, Inc., and Capital Research and Management Company.

h.3	Fund Participation Agreement dated May 13, 1997, between American Fidelity Assurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Sustainable U.S. Equity Portfolio, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund), as amended by Amendment to Fund Participation Agreement dated May 13, 1997. Incorporated by Reference to Exhibit 8.3 to Registrant’s Registration Statement on Post-Effective Amendment No. 1 to Form N-4 filed on April 26, 2004.

h.3.1	Amendment to Fund Participation Agreement between American Fidelity Assurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Sustainable U.S. Equity Portfolio, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund). Incorporated by Reference to Exhibit 8.4 to Registrant’s Registration Statement on Post-Effective Amendment No. 1 to Form N-4 filed on April 26, 2004.

h.3.2	Amendment to Fund Participation Agreement between American Fidelity Assurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Sustainable U.S. Equity Portfolio, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund) dated June 3, 2002. Incorporated by reference to Exhibit 8.5 to Registrant’s Registration Statement on Form N-4 filed on February 27, 2003.

h3.3	Amendment to Fund Participation Agreement between American Fidelity Assurance Company and each of Dreyfus Variable Investment Fund, Dreyfus Investment Portfolios, The Dreyfus Sustainable U.S. Equity Portfolio, Inc. and Dreyfus Stock Index Fund, Inc. (f/k/a “The Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund)”) dated November 1, 2010. Incorporated by reference to Exhibit 8.3.3 to Post-Effective Amendment No. 10 to Registrant’s registration statement on Form N-4 filed on April 29, 2011.

h.3.4	Amendment No. 5 to Fund Participation Agreement between American Fidelity Assurance Company and each of Dreyfus Variable Investment Fund, Dreyfus Investment Portfolios, The Dreyfus Sustainable U.S. Equity Portfolio, Inc. and Dreyfus Stock Index Fund, Inc. (f/k/a “The Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund)”) dated April 15, 2011. Incorporated by reference to Exhibit 8.3.9 to Post-Effective Amendment No. 10 to Registrant’s registration statement on Form N-4 filed on April 29, 2011.

h.3.5	Amendment to Fund Participation Agreement between American Fidelity Assurance Company and each of Dreyfus Variable Investment Fund, Dreyfus Investment Portfolios, Dreyfus Stock Index Fund, Inc. (formerly known as “The Dreyfus Life and Annuity Index Fund, Inc. [d/b/a/ Dreyfus Stock Index Fund]”), and The Dreyfus Sustainable U.S. Equity Portfolio, Inc. (formerly known as “The Dreyfus Socially Responsible Growth Fund, Inc.) dated July 1, 2017. Incorporated by reference to Exhibit 8.3.5 to Registrant’s Registration Statement on Post-Effective Amendment No. 17 to Form N-4 filed on April 27, 2018.

h.3.6	Agreement dated May 13, 1997 between American Fidelity Assurance Company and The Dreyfus Corporation. Incorporated by reference to Exhibit 8.18 to Registrant’s Registration Statement on Post-Effective Amendment No. 2 to Form N-4 filed on March 31, 2005

h.3.7	Amendment to the Agreement between The Dreyfus Corporation and American Fidelity Assurance Company dated January 1, 1999. Incorporated by reference to Exhibit 8.19 to Registrant’s Registration Statement on Post-Effective Amendment No. 2 to Form N-4 filed on March 31, 2005

h.3.8	Amendment No. 2 to the Agreement between The Dreyfus Corporation and American Fidelity Assurance Company dated March 15, 2005. Incorporated by reference to Exhibit 8.23 to Registrant’s Registration Statement on Post-Effective Amendment No. 3 to Form N-4 filed on April 27, 2005.

h.3.9	Amendment to Agreement by and between The Dreyfus Corporation and each of American Fidelity Assurance Company and American Fidelity Securities, Inc. dated November 1, 2010. Incorporated by reference to Exhibit 8.3.7 to Post-Effective Amendment No. 10 to Registrant’s registration statement on Form N-4 filed on April 29, 2011.

h.3.10	Amendment to Agreement by and between The Dreyfus Corporation and each of American Fidelity Assurance Company and American Fidelity Securities, Inc. dated July 1, 2017. Incorporated by reference to Exhibit 8.3.10 to Registrant’s Registration Statement on Post-Effective Amendment No. 17 to Form N-4 filed on April 27, 2018.

h.3.11	2006 Supplemental Agreement (22c-2 Agreement) dated October 1, 2006 by and between Dreyfus Service Corporation and American Fidelity Assurance Company. Incorporated by reference to Exhibit 8.3.6 to Registrant’s Registration Statement on Post-Effective Amendment No. 5 to Form N-4 filed on April 30, 2007.

h.4	Participation Agreement among Vanguard® Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and American Fidelity Assurance Company dated March 30, 2005. Incorporated by reference to Exhibit 8.26 to Registrant’s Registration Statement on Post-Effective Amendment No. 3 to Form N-4 filed on April 27, 2005.

h.4.1	Amendment (22c-2 Agreement) to Participation Agreement dated July 12, 2006 by and among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and American Fidelity Assurance Company. Incorporated by reference to Exhibit 8.5.1 to Registrant’s Registration Statement on Post-Effective Amendment No. 5 to Form N-4 filed on April 30, 2007.

h.4.2	Second Amendment to Participation Agreement by and among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and American Fidelity Assurance Company dated April 13, 2010. Incorporated by reference to Exhibit 8.5.2 to Registrant’s Registration Statement on Post-Effective Amendment No. 9 to Form N-4 filed on April 29, 2010.

h.4.3	Amendments dated January 2, 2014 to Schedules A and B of Participation Agreement among Vanguard® Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and American Fidelity Assurance Company dated March 30, 2005, as amended. Incorporated by reference to Exhibit 8.4.3 to Registrant’s Registration Statement on Post-Effective Amendment No. 14 to Form N-4 filed on April 30, 2015.

h.4.4*	Amendments dated July 30, 2014 to Schedule B of Participation Agreement among Vanguard® Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and American Fidelity Assurance Company dated March 30, 2005, as amended.

h.5	Amended and Restated Investment Consultant Agreement between American Fidelity Assurance Company and InvesTrust Consulting, L.L.C. effective October 30, 2017. Incorporated by reference to Exhibit 8.5 to Registrant’s Registration Statement on Post-Effective Amendment No. 17 to Form N-4 filed on April 27, 2018.

h.5.1*	First Amendment to Amended and Restated Investment Consultant Agreement between American Fidelity Assurance Company and InvesTrust Consulting, LLC effective October 1, 2020.

k*	Opinion and Consent of Counsel.

l*	Consent of Independent Auditor and Independent Registered Public Accounting Firm (Deloitte & Touche LLP).

x	Power of Attorney. Incorporated by reference to Exhibit 99 to Registrant’s Registration Statement on Post-Effective Amendment No. 20 to Form N-4 filed on April 28,2021.

y*	Relationship chart.

101.INS	XBRL Instance Document – the instance document does not appear on the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document

101.SCH	XBRL Taxonomy Extension Schema Document

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document

101.LAB	XBRL Taxonomy Extension Label Linkbase Document

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

*	Filed herewith.

ITEM 28. DIRECTORS AND OFFICERS OF THE DEPOSITOR

The following are the executive officers and directors of American Fidelity Assurance Company:

Name and Principal Business Address	Positions and Offices with Depositor

Gregory S. Allen 1515 London Road Charlottesville, Virginia 22901	Director

John M. Bendheim, Jr. 361 Canon Drive Beverly Hills, California 90210	Director

Ronald J. Byrne 9000 Cameron Parkway Oklahoma City, Oklahoma 73114	Senior Vice President

Lynda L. Cameron 9000 Cameron Parkway Oklahoma City, Oklahoma 73114	Director

William M. Cameron 9000 Cameron Parkway Oklahoma City, Oklahoma 73114	Chairman of the Board, Chief Executive Officer, Director

John Cassil 9000 Cameron Parkway Oklahoma City, OK 73114	Senior Vice President, Chief Financial Officer, Treasurer

William E. Durrett 9000 Cameron Parkway Oklahoma City, Oklahoma 73114	Senior Chairman of the Board, Director

Charles R. Eitel 2209 Miramonte Court Naples, Florida 34105	Director

Theodore M. Elam 211 N. Robinson, 8th Floor Oklahoma City, OK 73102	Director

Lynn Fritz 3909 Frei Road Sebastopol, CA 95472	Director

Caroline Ikard 9000 Cameron Parkway Oklahoma City, OK 73114	Director

Christopher T. Kenney 9000 Cameron Parkway Oklahoma City, Oklahoma 73114	Senior Vice President, General Counsel, Secretary

Paula Marshall 2727 East 11th Street Tulsa, Oklahoma 74104	Director

Tom J. McDaniel 9000 Cameron Parkway Oklahoma City, Oklahoma 73114	Director

Jeanette Rice 9000 Cameron Parkway Oklahoma City, Oklahoma 73114	President, Chief Operations Officer

Henry Sohn 45B Portage Avenue Palo Alto, CA 94306	Director

Gary E. Tredway 9000 Cameron Parkway Oklahoma City, Oklahoma 73114	Executive Vice President

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

A relationship chart is included as Exhibit y. The subsidiaries of American Fidelity Assurance Company reflected in the chart are included in the consolidated financial statements of American Fidelity Assurance Company in accordance with generally accepted accounting principles.

ITEM 30. INDEMNIFICATION

The Bylaws of American Fidelity Assurance Company (Article XI) provide, in part, that:

(a) American Fidelity Assurance Company shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of American Fidelity Assurance Company) by reason of the fact that he is or was a director, officer, employee, or agent of American Fidelity Assurance Company, or is or was serving at the request of or with the consent of American Fidelity Assurance Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses (including attorneys’ fees), amounts paid in settlement (whether with or without court approval), judgments, fines actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of American Fidelity Assurance Company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was not unlawful.

(b) American Fidelity Assurance Company shall indemnify every person who is or was a party or is or was threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of American Fidelity Assurance Company to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of American Fidelity Assurance Company, or is or was serving at the request of American Fidelity Assurance Company as a director, officer, employee, or agent or in any other capacity of or in another corporation, or a partnership, joint venture, trust, or other enterprise, or by reason of any action alleged to have been taken or not taken by him while acting in such capacity, against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such threatened, pending, or completed action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of American Fidelity Assurance Company. The termination of any such threatened or actual action or suit by a settlement or by an adverse judgment or order shall not of itself create a presumption that the person did not act in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of American Fidelity Assurance Company. Nevertheless, there shall be no indemnification with respect to expenses incurred in connection with any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to American Fidelity Assurance Company, unless, and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as such court shall deem proper.

(c) To the extent that a director, officer, employee, or agent of a corporation has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in Subsections (a) and (b) hereof, or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with such defense.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted for directors and officers or controlling persons of the Registrant pursuant to the foregoing, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling persons of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31. PRINCIPAL UNDERWRITERS

(a) American Fidelity Securities, Inc. is the principal underwriter for the Registrant, American Fidelity Separate Account A and American Fidelity Separate Account B.

(b) The following persons are the officers and directors of American Fidelity Securities, Inc. The principal business address for each of the following is 9000 Cameron Parkway, Oklahoma City, Oklahoma 73114.

Name and Principal Business Address	Positions and Offices with Underwriter
Timothy H. Bolden	Director, Vice President AML; Investment Company and Variable Contract Products Principal

Sal Cristofaro	Vice President, Chief Operations Officer; Investment Company and Variable Contract Products Principal; Introducing Broker-Dealer Financial and Operations Principal

Rafael Garcia	Director; Investment Company and Variable Contract Products Principal

Christopher T. Kenney	Chairman of the Board, Chief Executive Officer and President; Investment Company and Variable Contract Products Principal

Linda Overfield	Assistant Vice President AML, Privacy, Licensing; Investment Company and Variable Contract Products Principal

Jennifer Wheeler	Vice President, Chief Compliance Officer and Secretary; Investment Company and Variable Contract Products Principal

Shirley Williams	Assistant Vice President, Chief Financial Officer and Treasurer; Financial and Operations Principal

(c) The commissions received by American Fidelity Securities, Inc. in connection with Separate Account C in 2022 were $119,056. It received no other compensation from or on behalf of the Registrant during the year.

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

This information is included in the Registrant’s most recent report on Form N-CEN.

ITEM 33. MANAGEMENT SERVICES

Not Applicable.

ITEM 34. FEE REPRESENTATION

American Fidelity Assurance Company hereby represents that the fees and charges deducted under the policies described in the Prospectus, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by American Fidelity Assurance Company.

OTHER REPRESENTATIONS

American Fidelity Assurance Company hereby represents that it is relying upon a No-Action Letter issued to the American Council of Life Insurance dated November 28, 1988 (Commission ref. IP-6-88) and that the following provisions have been complied with:

1. Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in each registration statement, including the prospectus, used in connection with the offer of the contract;

2. Include appropriate disclosure regarding the redemption restrictions imposed by Section 403(b)(11) in any sales literature used in connection with the offer of the contract;

3. Instruct sales representatives who solicit participants to purchase the contract specifically to bring the redemption restrictions imposed by Section 403(b)(11) to the attention of the potential participants;

4. Obtain from each plan participant who purchases a Section 403(b) annuity contract, prior to or at the time of such purchase, a signed statement acknowledging the participant’s understanding of (1) the restrictions on redemption imposed by Section 403(b)(11), and (2) other investment alternatives available under the employer’s Section 403(b) arrangement to which the participant may elect to transfer his contract value.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness under Rule 485(b) of the Securities Act and has caused this Registration Statement to be signed on its behalf, in the City of Oklahoma City and State of Oklahoma on April 27, 2023.

AMERICAN FIDELITY SEPARATE ACCOUNT C (Registrant) By: American Fidelity Assurance Company (Depositor)

By:	/s/ Ronald J. Byrne
Ronald J. Byrne, Senior Vice President

AMERICAN FIDELITY ASSURANCE COMPANY (Depositor)

By:	/s/ Ronald J. Byrne
Ronald J. Byrne, Senior Vice President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities set forth below as of April 27, 2023.

Signature

/s/ Gregory S. Allen*	/s/ Lynn Fritz*
Gregory S. Allen, Director	Lynn Fritz, Director

/s/ John M. Bendheim*	/s/ Caroline Ikard*
John M. Bendheim, Director	Caroline Ikard, Director

/s/ Ronald J. Byrne*	/s/ Paula Marshall*
Ronald J. Byrne, Senior Vice President	Paula Marshall, Director

/s/ Lynda L. Cameron*	/s/ Tom J. McDaniel*
Lynda L. Cameron, Director	Tom J. McDaniel, Director

/s/ William M. Cameron*	/s/ Jeanette Rice*
William M. Cameron, Chairman of the Board and Chief Executive Officer	Jeanette Rice, President and Chief Operations Officer (Principal Executive Officer)

/s/ John Cassil*	/s/ Henry Sohn*
John Cassil, Senior Vice President, Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)	Henry Sohn, Director

/s/ William E. Durrett*
William E. Durrett, Senior Chairman of the Board and Director

/s/ Charles R. Eitel*
Charles R. Eitel, Director

/s/ Theodore M. Elam*
Theodore M. Elam, Director

*By:	/s/Chris Kenney
Chris Kenney, Attorney in fact,
pursuant to the Power of Attorney filed herewith.

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION	METHOD OF FILING

a	Resolution adopted by the Board of American Fidelity Assurance Company authorizing the establishment of Separate Account C.	Incorporated by reference

c	Amended and Restated Principal Underwriter’s Agreement dated July 10, 2006, between American Fidelity Assurance Company, on behalf of the Registrant, and American Fidelity Securities, Inc.	Incorporated by reference

c.1	First Amendment to Amended and Restated Principal Underwriter’s Agreement between American Fidelity Assurance Company, on behalf of the Registrant, and American Fidelity Securities, Inc. dated June 10, 2009.	Incorporated by reference

c.2	Second Amendment to Amended and Restated Principal Underwriter’s Agreement between American Fidelity Assurance Company, on behalf of the Registrant, and American Fidelity Securities, Inc., dated April 20, 2012.	Incorporated by reference

c.3	Third Amendment to Amended and Restated Principal Underwriter’s Agreement between American Fidelity Assurance Company, on behalf of the Registrant, and American Fidelity Securities, Inc. dated June 10, 2015.	Incorporated by reference

c.4	Fourth Amendment to Amended and Restated Principal Underwriter’s Agreement between American Fidelity Assurance Company, on behalf of the Registrant, and American Fidelity Securities, Inc. dated May 24, 2018.	Incorporated by reference

c.5	Fifth Amendment to Amended and Restated Principal Underwriter’s Agreement between American Fidelity Assurance Company, on behalf of the Registrant, and American Fidelity Securities, Inc. dated May 17, 2021.	Filed herewith

d.1	Flexible Premium Group Variable Annuity.	Incorporated by reference

e.1	Section 457(b) Deferred Compensation Plan Participation Election Form.	Incorporated by reference

e.2	Section 457 Group Variable Annuity Master Application.	Incorporated by reference

f.1	Articles of Incorporation of American Fidelity Assurance Company as amended.	Incorporated by reference

f.2	Amended and Restated Bylaws of American Fidelity Assurance Company dated November 24, 1997.	Incorporated by reference

h.1	Fund Participation and Service Agreement dated August 19, 2014 by and among American Fidelity Assurance Company, on behalf of the Registrant, American Funds Distributors, Inc., American Funds Service Company, Capital Research and Management Company and the American Funds Insurance Series.	Incorporated by reference

h.1.1	Amendment No. 1 to Fund Participation and Service Agreement, dated November 14, 2017, by and between American Fidelity Assurance Company, on behalf of the Registrant, American Funds Distributors, Inc., American Funds Service Company, Capital Research and Management Company, and the American Funds Insurance Series.	Incorporated by reference

h.1.2	Amendment No. 2 to Fund Participation and Service Agreement dated September 19, 2018 by and among American Fidelity Assurance Company, on behalf of the Registrant, American Funds Distributors, Inc., American Funds Service Company, Capital Research and Management Company, and the American Funds Insurance Series.	Filed herewith

h.1.3	Rule 22c-2 Agreement dated September 12, 2014 between American Fidelity Assurance Company and American Funds Service Company.	Incorporated by reference

h.1.4	Business Agreement dated August 19, 2014 by and among American Fidelity Assurance Company, American Fidelity Securities, Inc., American Funds Distributors, Inc. and Capital Research and Management Company.	Incorporated by reference

h.1.5	Amendment No. 1 to Business Agreement dated September 19, 2018 by and among American Fidelity Assurance Company, American Fidelity Securities, Inc., American Funds Distributors, Inc., and Capital Research and Management Company	Filed herewith

h.3	Fund Participation Agreement dated May 13, 1997, between American Fidelity Assurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Sustainable U.S. Equity Portfolio, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund), as amended by Amendment to Fund Participation Agreement dated May 13, 1997.	Incorporated by reference

h.3.1	Amendment to Fund Participation Agreement between American Fidelity Assurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Sustainable U.S. Equity Portfolio, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund).	Incorporated by reference

h.3.2	Amendment to Fund Participation Agreement between American Fidelity Assurance Company and each of Dreyfus Variable Investment Fund, The Dreyfus Sustainable U.S. Equity Portfolio, Inc. and Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund) dated June 3, 2002.	Incorporated by reference

h.3.3	Amendment to Fund Participation Agreement between American Fidelity Assurance Company and each of Dreyfus Variable Investment Fund, Dreyfus Investment Portfolios, The Dreyfus Sustainable U.S. Equity Portfolio, Inc. and Dreyfus Stock Index Fund, Inc. (f/k/a “The Dreyfus Life and Annuity Index Fund (d/b/a/ Dreyfus Stock Index Fund”)”) dated November 1, 2010.	Incorporated by reference

h.3.4	Amendment No. 5 to Fund Participation Agreement between American Fidelity Assurance Company and each of Dreyfus Variable Investment Fund, Dreyfus Investment Portfolios, The Dreyfus Sustainable U.S. Equity Portfolio, Inc. and Dreyfus Stock Index Fund, Inc. (f/k/a “The Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund)”) dated April 13, 2012.	Incorporated by reference

h.3.5	Amendment to Fund Participation Agreement between American Fidelity Assurance Company and each of Dreyfus Variable Investment Fund, Dreyfus Investment Portfolios, Dreyfus Stock Index Fund, Inc. (formerly known as “The Dreyfus Life and Annuity Index Fund, Inc. [d/b/a/ Dreyfus Stock Index Fund]”), and The Dreyfus Sustainable U.S. Equity Portfolio, Inc. (formerly known as “The Dreyfus Socially Responsible Growth Fund, Inc.) dated July 1, 2017.	Incorporated by reference

h.3.6	Agreement dated May 13, 1997 between American Fidelity Assurance Company and The Dreyfus Corporation. Incorporated by reference to Exhibit 8.18 to Post-Effective Amendment No. 10 to Registrant’s registration statement on Form N-4 filed March 31, 2005.	Incorporated by reference

h.3.7	Amendment to the Agreement between The Dreyfus Corporation and American Fidelity Assurance Company dated January 1, 1999.	Incorporated by reference

h.3.8	Amendment No. 2 to the Agreement between The Dreyfus Corporation and American Fidelity Assurance Company dated March 15, 2005.	Incorporated by reference

h.3.9	Amendment to Agreement by and between The Dreyfus Corporation and each of American Fidelity Assurance Company and American Fidelity Securities, Inc. dated November 1, 2010.	Incorporated by reference

h.3.10	Amendment to Agreement by and between The Dreyfus Corporation and each of American Fidelity Assurance Company and American Fidelity Securities, Inc. dated July 1, 2017.	Incorporated by reference

h.3.11	2006 Supplemental Agreement (22c-2 Agreement) dated October 1, 2006 by and between Dreyfus Service Corporation and American Fidelity Assurance Company.	Incorporated by reference

h.4	Participation Agreement among Vanguard® Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and American Fidelity Assurance Company dated March 30, 2005.	Incorporated by reference

h.4.1	Amendment (22c-2 Agreement) to Participation Agreement dated July 12, 2006 by and among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and American Fidelity Assurance Company.	Incorporated by reference

h.4.2	Second Amendment to Participation Agreement by and among Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and American Fidelity Assurance Company dated April 13, 2010.	Incorporated by reference

h.4.3	Amendments dated January 2, 2014 to Schedules A and B of Participation Agreement among Vanguard® Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and American Fidelity Assurance Company dated March 30, 2005, as amended.	Incorporated by reference

h.4.4	Amendments dated July 30, 2014 to Schedule B of Participation Agreement among Vanguard® Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and American Fidelity Assurance Company dated March 30, 2005, as amended	Filed herewith

h.5	Amended and Restated Investment Consultant Agreement between American Fidelity Assurance Company and InvesTrust Consulting, L.L.C. effective October 30, 2017.	Incorporated by reference

h.5.1	First Amendment to Amended and Restated Investment Consultant Agreement between American Fidelity Assurance Company and InvesTrust Consulting, LLC effective October 1, 2020.	Filed herewith

k	Opinion and Consent of Counsel.	Filed herewith

l	Consent of Independent Auditor and Independent Registered Public Accounting Firm (Deloitte & Touche LLP).	Filed herewith

x	Power of Attorney	Incorporated by reference

y	Relationship chart.	Filed herewith